As filed with the Securities and Exchange Commission on February 2, 2001
                                     Securities Act Registration No. 333-52654

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 : /X/

                          PRE-EFFECTIVE AMENDMENT NO. 1               /X/

                         POST-EFFECTIVE AMENDMENT NO.                 / /
                        (Check appropriate box or boxes)

                                 --------------

                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
               (Exact name of registrant as specified in charter)


                                 (973) 367-7521
                        (Area Code and Telephone Number)

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

                                 DEBORAH A. DOCS
                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                       DATE OF THE REGISTRATION STATEMENT.

      No filing fee is required because of reliance on section 24(f) of the
         Investment Company Act of 1940. Pursuant to Rule 429 under the
           Securities Act of 1933, the Prospectus and Proxy Statement
          relates to shares registered on Form N-1A (File No. 2-82976).

   THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
      SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
     SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING
               PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


     TITLE OF SECURITIES BEING REGISTERED . . . .SHARES OF COMMON STOCK, PAR
                              VALUE $.01 PER SHARE

================================================================================

                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

     Facing Page

     Contents of Registration Statement

     President's Letter to Shareholders

     Notice of Special Meeting

     Part A - Proxy Statement and Prospectus (Attachment A - Agreement and Plan of Reorganization)

     Form of Proxy Card

     Part B - Statement of Additional Information

     Part C - Other Information

     Exhibits

                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
                         SHORT-INTERMEDIATE TERM SERIES


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077


                                                                January 31, 2001


Dear Shareholder:


    I am writing to ask you to vote on an important proposal that would effectively merge the Short-Intermediate Term Series (Series) of Prudential Government Securities Trust into Prudential Government Income Fund, Inc. A shareholder meeting of the Series is scheduled for March 22, 2001. This package contains information about the proposal and includes materials you will need to vote. The Board of Trustees of Prudential Government Securities Trust has reviewed the proposal and has recommended that it be presented to shareholders for their consideration. Although the Trustees have determined that the merger proposal is in the best interest of the shareholders, the final decision is up to you.



    If approved, the merger would give you the opportunity to participate in a larger fund with similar investment policies. In addition, Class Z shareholders are expected to realize a reduction in the annual operating expenses paid on their investment, although Class A shareholders are expected to incur an increase in annual operating expenses. The merger will, however, give Class A shareholders the opportunity to exchange their Class A shares of the Series for Class A shares of Prudential Government Income Fund, Inc. without paying an initial sales charge. To help you understand the proposal, we are including a "Q and A" that answers common questions about the proposed transaction. The accompanying proxy statement includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.


    To vote, you may use any of the following methods:


    - BY MAIL. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.


    - BY INTERNET. You may also vote via the internet. To do so, have your proxy card available and go to the website: www.proxyvote.com. Follow the instructions on the website and be prepared to enter your 12 digit control number from your proxy card to enter your vote.

    - BY TELEPHONE. Finally, you may vote by telephone by calling (800) 690-6903 toll free. Enter your 12 digit control number from your proxy card and follow the instructions given.

    If you have any questions before you vote, please call us at (800) 225-1852. We are glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                          Very truly yours,
                                          David R. Odenath, Jr.
                                          PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

    Please read the enclosed proxy statement for a complete description of the proposal. As a quick reference, the following provides a brief overview of the proposal.


WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?


    These proxy materials relate to the merger of Prudential Government Securities Trust -- Short-Intermediate Term Series into Prudential Government Income Fund, Inc. (Government Income Fund). When we refer to the "merger," we mean the transfer of the assets of the Series to, and the assumption of its liabilities by, Government Income Fund, in exchange for shares of Government Income Fund. Shareholders of the Series will vote on whether to approve the merger of the Series into Government Income Fund.

WHAT ARE THE REASONS FOR THIS MERGER?


    The proposed merger is intended to combine similarly managed funds in order to take advantage of expected economies of scale. The merger is desirable because of the inability of the Series to attract investors and build an investment portfolio that can effectively pursue the Series' objective at a reasonable cost to shareholders. Both the assets and the number of shareholders of the Series have been declining for a number of years and are expected to continue.



    As of August 31, 2000, the assets and the number of shareholder accounts had declined to approximately $115,804,700 and 12,253,700, respectively.


    If the Series' outflow trends continue, the small and declining asset base of the Series may result in higher expense ratios and may prevent the Series from enjoying the economies of scale of Government Income Fund. Government Income Fund, which is a substantially larger fund than the Series, should provide a larger asset base over which fixed expenses can be spread.

DO THE SERIES AND GOVERNMENT INCOME FUND HAVE SIMILAR INVESTMENT POLICIES?

    Yes. Each of the Series and Government Income Fund primarily invests in U.S. Government securities, including U.S. Treasury bills, notes, bonds and other debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. One of the primary differences in the investment policies of the Series and Government Income Fund is that the Series generally invests primarily in securities with maturities ranging from two to five years, while Government Income Fund has no similar limitations with respect to maturities of its portfolio securities.

    Moreover, the investment objective of the Series and Government Income Fund differ in that the Series seeks to achieve a high level of income consistent with providing reasonable safety, while Government Income Fund's objective is high current return.

    The Series and Government Income Fund may each invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as privately issued mortgage-related securities and other instruments.


    After the merger, it is currently planned that the combined fund will be managed according to the investment objective and policies of Government Income Fund.


WHO ARE THE MANAGERS FOR THE SERIES AND GOVERNMENT INCOME FUND?

    Prudential Investments Fund Management LLC currently manages the Series' and Government Income Fund's investment operations and administers their business affairs. The Prudential Investment Corporation is the subadviser managing the Series' and Government Income Fund's respective assets. Prudential Investments Fund Management LLC and The Prudential Investment Corporation are expected to serve in these capacities for the combined fund. The U.S. Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of both the Series and Government Income Fund.

HOW DO THE EXPENSE STRUCTURES OF THE SERIES AND GOVERNMENT INCOME FUND COMPARE?


    Currently, the Series has two classes of stock outstanding: Class A shares and Class Z shares. Government Income Fund currently has four classes of stock outstanding: Class A shares, Class B shares, Class C shares and Class Z shares. The following tables compare the expenses incurred by the classes of stock offered by the Series with those of Government Income Fund as of November 30, 2000 and February 29, 2000.



SHORT-INTERMEDIATE TERM SERIES (AS OF NOVEMBER 30, 2000)


ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)

                                                              CLASS A    CLASS Z
                                                              --------   --------
Management fees.............................................    0.40%      0.40%
+ Distribution and service (12b-1) fees.....................     .18%      None
+ Other expenses............................................     .36%       .36%
= TOTAL ANNUAL SERIES OPERATING EXPENSES....................     .94%       .76%


GOVERNMENT INCOME FUND (AS OF FEBRUARY 29, 2000)
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                         CLASS A    CLASS B    CLASS C    CLASS Z
                                                         --------   --------   --------   --------
Management fees........................................    0.50%      0.50%      0.50%      0.50%
+ Distribution and service (12b-1) fees*...............    0.30%      1.00%      1.00%      None
+ Other expenses.......................................    0.19%      0.19%      0.19%      0.19%
= TOTAL ANNUAL FUND OPERATING EXPENSES.................    0.99%      1.69%      1.69%      0.69%
- Fee waiver or expense reimbursement*.................    0.05%     0.175%      0.25%      None
= NET ANNUAL FUND OPERATING EXPENSES...................    0.94%      1.52%      1.44%      0.69%

------------------------


* For the fiscal year ending February 28, 2001, the Distributor of Government Income Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A, Class B and Class C shares to .25 of 1%, .825 of 1% and .75 of 1% of the average daily net assets of Class A, Class B and Class C shares.



    Shareholders should note that unlike Class A shares of the Series, Class A shares of Government Income Fund are subject to a sales charge of 4%, which is paid at the time of purchase (Class A shares of Government Income Fund received in exchange for Class A shares of the Series will not be subject to this sales charge). Class B shares of Government Income Fund are subject to a sales charge if the shares are sold within six years of purchase (this contingent deferred sales charge declines by 1% each year, from 5% in the first year to 1% in the fifth and sixth years). Class C shares of Government Income Fund are subject to a 1% sales charge which is paid at the time of purchase and a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. Class Z shares are not subject to sales charges but are available only to a limited group of investors.



IS A MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?


    Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for federal income tax purposes. For more information, see the proxy statement.

WHAT WILL BE THE SIZE OF GOVERNMENT INCOME FUND AFTER THE MERGER?

    If the proposal is approved, based on information available as of August 31, 2000, the combined fund is anticipated to have approximately $1.17 billion in assets.

HOW WILL WE DETERMINE THE NUMBER AND CLASS OF SHARES OF GOVERNMENT INCOME FUND
  THAT YOU WILL RECEIVE?


    As of the close of business of the New York Stock Exchange on the date the merger is consummated, shareholders will receive the number of full and fractional Class A or Class Z shares of Government Income Fund that are equal in value to the net asset value of their Class A or Class Z shares, as applicable, of the Series on that date. The merger is anticipated to occur on April 6, 2001.


HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSAL?

    Yes. The Board of Trustees of Prudential Government Securities Trust, of which the Series is a part, has approved the proposal and recommends that you vote to approve the proposal.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER
  MEETING DATE?

    If we do not receive sufficient votes to hold the meeting, we or Shareholder Communications Corporation, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the merger proposal by the time of the meeting (March 22, 2001), the meeting may be adjourned to permit further solicitation of proxy votes.

WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED?

    If the shareholders do not approve the merger or if it is not completed, the Series will continue to engage in business as a series of a registered investment company with its current fee structure, and the Board may consider other proposals for the Series, including proposals for its reorganization or liquidation.

HOW MANY VOTES AM I ENTITLED TO CAST?

    As a shareholder, you are entitled to one vote for each share you own of the Series on the record date. The record date is January 19, 2001.

HOW DO I VOTE MY SHARES?

    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

    You may also vote via the internet. To do so, have your proxy card available and go to the website: WWW.PROXYVOTE.COM. Follow the instructions on the website and be prepared to enter your 12 digit control number from your proxy card to enter your vote.

    Finally, you can vote by telephone by calling (800) 690-6903 toll free. Enter your 12 digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
                         SHORT-INTERMEDIATE TERM SERIES
                              100 Mulberry Street
                        Gateway Center Three, 4th Floor
                         Newark, New Jersey 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To our Shareholders:


    Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Short-Intermediate Term Series (Series), a series of Prudential Government Securities Trust, will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on March 22, 2001, at 10:30 a.m., Eastern time, for the following purposes:



    1. To approve an Agreement and Plan of Reorganization under which the Series will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Government Income Fund, Inc. (Government Income Fund), Government Income Fund will be the surviving fund, and each whole and fractional share of Class A or Class Z shares of the Series shall be exchanged for whole and fractional shares of equal net asset value of Class A or Class Z shares of Government Income Fund.


    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

    The Board of Trustees has fixed the close of business on January 19, 2001 as the record date for the determination of the shareholders of the Series entitled to notice of, and to vote at, this Meeting and any adjournments.

                                          Deborah A. Docs
                                          SECRETARY


Dated: January 31, 2001



 A PROXY CARD IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF PRUDENTIAL GOVERNMENT SECURITIES TRUST RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.



                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

 SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

    2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

                  REGISTRATION                          VALID SIGNATURE
------------------------------------------------    ------------------------
A. 1.  XYZ Corporation                              John Smith, President
   2.  XYZ Corporation                              John Smith, President
       c/o John Smith, President
B. 1.  ABC Company Profit Sharing Plan              Jane Doe, Trustee
   2.  Jones Family Trust                           Charles Jones, Trustee
   3.  Sarah Clark, Trustee                         Sarah Clark, Trustee
       u/t/d 7/1/85
C. 1.  Thomas Wilson, Custodian                     Thomas Wilson, Custodian
       f/b/o Jessica Wilson UTMA
       New Jersey

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.


                                   PROSPECTUS

                                      AND

                     PRUDENTIAL GOVERNMENT SECURITIES TRUST

                         SHORT-INTERMEDIATE TERM SERIES

                                PROXY STATEMENT


                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                            ------------------------


                                JANUARY 31, 2001

                            ------------------------


    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of the Short-Intermediate Term Series (Series), a series of Prudential Government Securities Trust (Government Securities Trust), in connection with the solicitation of proxies by Government Securities Trust's Board of Trustees for use at the Special Meeting of Shareholders of the Series and at any adjournments of the meeting (the Meeting). The Meeting will be held on March 22, 2001, at 10:30 a.m., Eastern time, at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.



    The purpose of the Meeting is to vote on an Agreement and Plan of Reorganization (the Agreement) under which the Series will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Government Income Fund, Inc. (Government Income Fund) in exchange for shares of Government Income Fund. This transaction is referred to as the Merger. If the Merger is approved, the Series will be terminated and Government Income Fund will be the surviving fund, and each whole and fractional share of Class A and Class Z shares of the Series, the only share classes offered by the Series, shall be exchanged for whole and fractional shares of equal net asset value of Class A or Class Z shares of Government Income Fund on April 6, 2001, or such later date as the parties may agree (the Closing Date).


    Government Income Fund is an open-end diversified registered management investment company which is organized as a Maryland corporation. Government Income Fund's investment objective is high current return. Government Income Fund normally invests at least 65% of its total assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities. Government Income Fund may also invest in privately issued mortgage related securities and other instruments.

    Government Securities Trust is an open-end registered management investment company whose shares of beneficial interest are presently offered in three series, one of which is the Short-Intermediate Term Series. Government Securities Trust is organized as a Massachusetts business trust under the laws of the State of Massachusetts. The Series is diversified. The objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. To achieve its objective, the Series invests at least 65% of its total assets in U.S. Government securities, including U.S.

Treasury bills, notes, bonds, and other debt securities, such as mortgage-related and asset-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Series may also invest in privately issued mortgage-related securities and other instruments.


    IF SHAREHOLDERS OF THE SERIES APPROVE THE MERGER, THEY WILL BECOME SHAREHOLDERS OF GOVERNMENT INCOME FUND.


    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Merger of the Series and Government Income Fund that a shareholder of the Series should know before voting on the proposed Merger. A Statement of Additional Information dated January 31, 2001, which relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (the Commission) and is incorporated into this Proxy Statement by reference. This Proxy Statement is accompanied by the Prospectus, dated May 4, 2000, as supplemented to date, which offers shares of Government Income Fund. The Statement of Additional Information for Government Income Fund, dated May 4, 2000, is available upon request. Enclosed with this Proxy Statement are the Annual and Semi-Annual Reports to shareholders of Government Income Fund for the fiscal year ended February 29, 2000, and the six-month period ended August 31, 2000, respectively. The Prospectus and Statement of Additional Information and supplements thereto for Government Income Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. Enclosed is a Prospectus for the Series dated January 31, 2001, as supplemented to date. A Prospectus for the Series dated January 31, 2001, as supplemented to date, and the Statement of Additional Information for Government Securities Trust, which includes the Series, dated January 31, 2001, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 15005, New Brunswick, New Jersey 08906-5005, or by calling (800) 225-1852.



    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED GOVERNMENT INCOME FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                       SPECIAL MEETING OF SHAREHOLDERS OF

                         SHORT-INTERMEDIATE TERM SERIES

                                  a series of

                     PRUDENTIAL GOVERNMENT SECURITIES TRUST

                  TO BE HELD ON MARCH 22, 2001, AT 10:30 A.M.

                              100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                               VOTING INFORMATION

    This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Prudential Government Securities Trust (Government Securities Trust) to be used at the Special Meeting of Shareholders of the Short-Intermediate Term Series (Series), a series of Government Securities Trust, and at any adjournments of the Special Meeting (the Meeting), to be held on March 22, 2001, at 10:30 a.m., Eastern time, at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, the principal executive office of The Prudential Investment Corporation (PIC). PIC serves as the investment adviser to Prudential Government Income Fund, Inc. (Government Income Fund, and together with Government Securities Trust, the Funds) and the Series.


    The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 31, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Government Securities Trust, on behalf of the Series. In addition, Shareholder Communications Corporation, a proxy solicitation firm, may be retained to solicit shareholders on behalf of Government Securities Trust, on behalf of the Series. The fees and expenses of Shareholder Communications Corporation are not expected to exceed $17,000, excluding mailing and printing costs. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations (including the costs of retaining Shareholder Communications Corporation) will be borne by the Series and Government Income Fund based on their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation materials to the shareholders of the Series.


    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Government Securities Trust, on behalf of the Series, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.


    All proxy cards solicited by the Board of Trustees that are properly completed and received by Government Securities Trust, on behalf of the Series, prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR Proposal No. 1. With respect to the Series, a quorum (which is the minimum number of shares necessary to transact business at the Meeting) is established when a majority of the Series' total shares outstanding and entitled to vote are present in person at the Meeting or represented by proxy.


    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but because Proposal No. 1 requires approval by the votes of a majority of shares represented at a meeting at which a quorum is present, will have the effect of a vote AGAINST Proposal No. 1.

    Government Securities Trust, on behalf of the Series, also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by the Series and Government Income Fund based on their respective assets. If the Series takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.


    Shareholders may also cast their vote via the internet. The expenses associated with internet voting will be borne by the Series and Government Income Fund based on their respective assets. The internet voting procedures have been designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that shareholders' instructions have been recorded properly. We have been advised that the internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from an internet access provider and telephone companies, that must be borne by the shareholder. Proxies given by the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.



    With respect to the Series, if a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting with respect to the Series, to permit the further solicitation of proxies. An adjournment will require the affirmative vote of a majority of shares of the Series present in person at the Meeting or represented by proxy. When voting on a proposed adjournment with respect to the Series, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST Proposal No. 1, in which case such shares will be voted against the proposed adjournment. Since abstentions and broker "non-votes" will be considered present for purposes of determining the existence of a quorum for the transaction of business, but because an adjournment requires approval by the votes of a majority of shares represented at a meeting at which a quorum is present, the shares represented thereby will have the effect of a vote AGAINST adjournment. A shareholder vote may be taken on the Merger described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.



    Shareholders of record of each class of the Series at the close of business on January 19, 2001 (the Record Date), will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date (fractional shares will be entitled to a proportionate fractional vote). On the Record Date, there were: 11,025,260 Class A shares, and 728,192 Class Z shares issued and outstanding of the Series.

    As of January 19, 2001, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of the Series.


NAME                                                          SHARES/CLASS   % OWNERSHIP
----                                                          ------------   -----------
South Bergan Savings and Loan                                   693,072(A)       6.29%
  Attn: Mr. Albert Gossheiler
  250 Valley Blvd
  Woodbridge, NJ 07075

Prudential Trust Company                                        682,108(Z)       93.4%
  FBO PRU-DC Clients
  30 Scranton Office Park
  Moosic, PA 18507



    On January 19, 2001, there were 46,640,692 Class A shares, 7,247,839 Class B shares, 615,833 Class C shares and 902,983 Class Z shares issued and outstanding of Government Income Fund.


    As of January 19, 2001, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of Government Income Fund.


NAME                                                          SHARES/CLASS   % OWNERSHIP
----                                                          ------------   -----------
Prudential Trust Company                                          97,257(C)      10.1%
  FBO Edmunds & Associates, Inc.
  333 Tilton Road
  Northfield, NJ 08225

Prudential Trust Company                                       2,706,468(Z)      24.3%
  FBO PRU-DC Trust Accounts
  Attn: John Surdy
  30 Scranton Office Park
  Moosic, PA 18507-1796

Pru Defined Contribution Svcs.                                 5,044,719(Z)      45.2%
  FBO PRU-Non-Trust Accounts
  Attn: John Surdy
  30 Scranton Office Park
  Moosic, PA 18507-1755


    Shareholders of Government Income Fund are not entitled to vote on the Merger.

    As of January 19, 2001, the Trustees/Directors and officers of Government Securities Trust and Government Income Fund, owned, in the aggregate, less than 1% of each class of each of the Series' and Government Income Fund's total outstanding shares, respectively. Prudential Securities Incorporated intends to vote any shares of the Series for which it has direct voting authority FOR Proposal No. 1.

VOTE REQUIRED


    APPROVAL OF THE MERGER REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE MEETING, IF A QUORUM IS PRESENT.


                                    SYNOPSIS

    The following is a summary of information contained elsewhere in this Proxy Statement, in the Agreement and Plan of Reorganization (the Agreement, the form of which is attached as Attachment A), and in the Prospectuses of the Series and Government Income Fund, which are incorporated into this

Proxy Statement by reference. Shareholders should read this Proxy Statement and the Prospectus of Government Income Fund for more complete information.

    The Merger would transfer all of the assets and liabilities of the Series into Government Income Fund, a larger mutual fund also managed by Prudential Investments Fund Management LLC (PIFM), for which PIC also acts as investment adviser. If the Merger is approved, the Series will cease to exist and current shareholders of the Series will become shareholders of Government Income Fund.

INVESTMENT OBJECTIVES AND POLICIES

    The Series and Government Income Fund have similar investment objectives and policies. The investment objective of the Series is to achieve a high level of income consistent with providing reasonable safety. This means that the Series seeks investments that will increase in value, as well as pay the Series interest and other income. To achieve its objective, the Series generally invests at least 65% of its total assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds, and other debt securities issued by the U.S. Treasury and obligations, including mortgage-backed securities, asset-backed securities and other securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    Government Income Fund's investment objective is high current return. Government Income Fund seeks to achieve its objective by investing under normal market conditions at least 65% of its total assets in U.S. Government securities, which include U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury along with obligations including mortgage related securities issued or guaranteed by U.S. Government agencies or instrumentalities.


    One of the primary differences between the investment policies of the Series and Government Income Fund is that the Series seeks to provide reasonable safety as part of its investment objective while Government Income Fund does not. This difference is partly reflected in that the Series primarily invests in securities with maturities ranging from two to five years, while Government Income Fund has no similar limitations. This means that, in general, Government Income Fund invests in obligations that are more susceptible to market risk, which is discussed below.



    Although the Series and Government Income Fund may each invest up to 35% of their total assets in investments other than U.S. Government securities, the Series may invest up to 35% of its assets in privately-issued asset-backed securities and privately-issued money market instruments, while Government Income Fund may invest only up to 20% of its assets in such securities. Moreover, the Series may invest up to 35% of its total assets in corporate debt securities, while Government Income Fund may not do so.



    The Series and Government Income Fund have the same manager (PIFM), the same investment adviser (PIC), the same investment team (U.S. Liquidity Team) and the same team leader (Michael Lillard). The U.S. Liquidity Team, which is primarily responsible for overseeing the day-to-day management of the Series and Government Income Fund, utilizes a similar investment approach in selecting investments for the Series and Government Income Fund. The address of PIFM is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as manager to all 40 of the Prudential mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $76 billion.



    The Series and Government Income Fund each use a type of Lehman Brothers Government Bond index as their respective benchmark index, which is an unmanaged index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities. The Series, however, uses the Intermediate Index which is comprised of securities with a remaining maturity of one to ten years, while Government Income Fund uses the index which is comprised of securities with between one and thirty years remaining to maturity.

    The Series and Government Income Fund also use a type of Lipper U.S. Government Fund category as a benchmark, although the Series uses the Short-Intermediate U.S. Government Fund category, while Government Income Fund uses the General U.S. Government Bond Fund category (each of which is based on the average return of all mutual funds in the respective category).


    While the Series and Government Income Fund make every effort to achieve their investment objective, they can't guarantee success.


PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS


    The purchase, redemption, and exchange policies of the Series and Government Income Fund are similar and after the Merger are expected to be those that are currently in effect with respect to Government Income Fund. The Series offers only two classes of shares (Class A and Class Z), while Government Income Fund offers four classes of shares (Class A, Class B, Class C and Class Z). Although the Series does not impose an initial sales charge on its Class A shares, Government Income Fund imposes an initial sales charge of 4% of the public offering price. The initial sales charge of Class A shares of Government Income Fund may be reduced or waived in certain circumstances. See the Government Income Fund Prospectus for more information. Class A shares of Government Income Fund that Series shareholders will receive for their Class A shares of the Series will not be subject to an initial sales charge. The minimum purchase amount ($1,000) and minimum amount for subsequent purchase ($100) is the same for the Series and Government Income Fund.



    Class B shares of Government Income Fund are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) which is 5% in the first year after purchase and decreases by 1% each year after purchase to 1% in the fifth and sixth years. Class B shares of Government Income Fund convert to Class A shares approximately seven years after purchase. The minimum purchase amount is $1,000 and the minimum amount for subsequent purchase is $100.


    Class C shares of Government Income Fund are subject to an initial sales charge of 1% of the public offering price, and are also subject to a CDSC of 1% on sales made within 18 months of purchase. Class C's initial sales charge may be waived in certain circumstances. See the Government Income Fund Prospectus for more information.

    Class Z shares of the Series and Government Income Fund are sold without a front-end sales charge or a CDSC. Class Z shares are available only to a limited group of investors.


    As a shareholder of Government Income Fund, you will be able to choose among Class A, Class B, Class C and Class Z shares of Government Income Fund, although Class Z shares are available only to a limited group of investors. The multiple share classes that Government Income Fund offers let you choose a cost structure that meets your needs. For more information on how to buy, sell and exchange shares of the Series and Government Income Fund, refer to their Prospectuses.



    The Series distributes dividends out of any net investment income, plus short-term capital gains, to shareholders typically every month; whereas Government Income Fund does so typically every month. The Series and Government Income Fund distribute long-term capital gains to shareholders typically once a year.


THE PROPOSED MERGER


    Shareholders of the Series will be asked at the Meeting to vote upon and approve the Agreement, under which the Series will transfer all of its assets to, and all of its liabilities will be assumed by, Government Income Fund whereupon the separate existence of the Series will cease and Government Income Fund will be the surviving mutual fund, and each whole and fractional Class A share of the Series shall be exchanged for whole and fractional shares of equal net asset value of Class A of Government Income Fund, and each whole and fractional Class Z share of the Series shall be exchanged for whole and fractional shares of equal net asset value of Class Z of Government Income Fund, on or about the Closing Date. Shareholders holding Series shares in certificate form may receive certificates representing their Government Income Fund shares by sending the certificate to Prudential Mutual Fund Services LLC, accompanied by a written request for such exchange. Approval of the Merger will be determined solely by approval of the Series' shareholders. No vote by shareholders of Government Income Fund is required.


    The Agreement provides that it is a condition to the Series' and Government Income Fund's respective obligation to complete the Merger that the Funds will have received an opinion of counsel that the Merger will not result in any gain or loss for U.S. federal income tax purposes to the Series, Government Income Fund, or the shareholders of the Series.

EXPENSE STRUCTURES


    The Series and Government Income Fund each pay a management fee to PIFM for managing its investment operations and administering its business affairs. The management fee is calculated daily and paid to PIFM every month. Effective January 1, 2000, PIFM pays PIC .20 of 1% and .25 of 1% of the average daily net assets of the Series and Government Income Fund, respectively. Government Securities Trust, on behalf of the Series, has agreed to pay a management fee to PIFM at an annual rate of .40 of 1% of the Series' average daily net assets, with no breakpoints. Government Income Fund has agreed to pay a management fee to PIFM with break points which lower the management fee as fund size increases so that PIFM's contractual fee is at an annual rate of .50 of 1% of the average daily net assets of Government Income Fund up to $3 billion and .35 of 1% of the average daily net assets of Government Income Fund in excess of $3 billion.



    The management fee paid by the Series and Government Income Fund covers PIFM's oversight of the Series' and Government Income Funds' respective investment portfolios. PIFM also administers Government Securities Trust's, including the Series', and Government Income Fund's corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers and employees of PIFM serve as officers and Trustees/Directors of the Funds without compensation.


    The Series' and Government Income Fund's distribution expense structures are similar. Prudential Investment Management Services LLC (the Distributor), a wholly-owned subsidiary of Prudential, serves as the distributor of the Series' and Government Income Fund's shares. The Distributor incurs the expenses of distributing the Series' and Government Income Fund's shares, including commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of shares, including lease, utility, communications and sales promotion expenses.


    Under the Series' Class A Plan, Government Securities Trust pays the Distributor a distribution and service (12b-1) fee with respect to Class A shares (including up to .25 of 1% as a service fee, calculated in the same manner as the distribution fee) at an annual rate of the lesser of (i) .25 of 1% per annum of the aggregate sales of the Series' Class A shares, not including shares issued in connection with reinvestment of dividends and capital gains distributions from the Series, issued on or after July 1, 1985 less the aggregate net asset value of any such shares redeemed, or (ii) .25 of 1% per annum of the average daily net asset value of the Series' shares issued after July 1, 1985. As a result, for the fiscal year ending November 30, 2000, the Series paid distribution and service (12b-1) fees in the amount of 0.18%. Government Income Fund pays the Distributor a distribution and service (12b-1) fee at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of each of the Class A, Class B and Class C shares. For the current fiscal year, the Distributor of Government Income Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A, Class B and Class C shares to .25 of 1%, .825 of 1% and .75 of 1% of the average daily net assets of Class A, Class B and Class C shares of Government Income Fund.



    Shareholders should understand that the contractual waiver by the Distributor with respect to Government Income Fund shares is enforceable for one-year periods and may be terminated with respect to any subsequent fiscal year on not less than 30 days' notice prior to the end of a current fiscal year. The Distributor's contractual waiver with respect to Government Income Fund extends through February 28, 2001. There is no assurance that the Distributor will continue the waiver beyond February 28, 2001.



    The Series and Government Income Fund also pay certain other expenses in connection with their operations, including accounting, legal, audit and registration expenses. Other expenses incurred by both classes of the Series for the fiscal year ending November 30, 2000 were 0.36%, and by each class of Government Income Fund for the fiscal year ending February 29, 2000 were 0.19% of average daily net assets. Annualized other expenses incurred by each class of Government Income Fund for the period ending August 31, 2000 were
 .27%. Although the basis for calculating these fees and expenses is the same for Government Income Fund and the Series, the per share effect on shareholder returns is affected by their relative size. Combining the Series with Government Income Fund is expected to reduce certain expenses. For example, only one annual audit of the combined Fund will be required rather than separate audits of the Series and Government Income Fund as is currently required.



    If shareholders approve the Merger, Government Income Fund's expense structure will apply. Assuming continuation of Government Income Fund's expenses as of February 29, 2000, this expense structure would decrease the total operating expenses calculated as of November 30, 2000, incurred by Class Z shareholders of the Series by .03 of 1%, but would increase by .04 of 1% the total operating expenses incurred by Class A shareholders of the Series. It is estimated, however, that without the Merger if the assets of the Series continue to decline as projected for the next calendar year, the Series' Class A shares will likely have the same expense ratio as those of Government Income Fund. If the proposed Merger is not approved, the Series will continue with its current fee structure. For more information about the Series' and Government Income Fund's current fees, refer to their Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Merger is approved.


    Overall, the proposed Merger would provide the Series' shareholders with the following benefits:

    - the opportunity to participate in a larger fund with an investment objective and policies similar to the Series' investment objective and policies, which may be able to more effectively pursue its investment objective at a more reasonable cost to shareholders;


    - due to expected greater economies of scale, annual operating expenses for each class of the Series' shares could be lower than those currently projected for the present Series in light of the Series' declining assets and number of shareholders; and


    - the opportunity to exchange your Class A shares of the Series for Class A shares of another Prudential mutual fund without paying an initial sales charge.

    THE BOARD OF TRUSTEES OF GOVERNMENT SECURITIES TRUST BELIEVES THAT THE MERGER WILL BENEFIT THE SERIES' SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE MERGER.


COMPARATIVE FEES AND EXPENSES TABLES



    These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Series and Government Income Fund. The Annual Operating Expenses tables for each class also show the pro forma fees for the combined fund after giving effect to the Merger.

    The tables show charges, fees and expenses for the Series and Government Income Fund for the fiscal year ended November 30, 2000 and February 29, 2000, respectively. The pro forma combined figures are based on August 31, 2000 amounts.



SHAREHOLDER FEES(1)
  (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                    SERIES     SERIES      GIF        GIF        GIF        GIF
                                                   CLASS A    CLASS Z    CLASS A    CLASS B    CLASS C    CLASS Z
                                                   --------   --------   --------   --------   --------   --------
Maximum sales charge
  (load) imposed on purchases
  (as a percentage of offering
  price).........................................    None       None         4%       None         1%       None
Maximum deferred sales
  charge (load) (as a
  percentage of the lower of
  original purchase price or
  sale proceeds).................................    None       None       None         5%(2)      1%(3)    None
Maximum sales charge
  (load) imposed on
  reinvested dividends and
  other distributions............................    None       None       None       None       None       None
Redemption fees..................................    None       None       None       None       None       None
Exchange fee.....................................    None       None       None       None       None       None



ANNUAL CLASS A SHARES OPERATING EXPENSES
  (DEDUCTED FROM ASSETS)



                                                                                                  PRO FORMA
                                                                                                  COMBINED
                                                                               GOVERNMENT        GOVERNMENT
                                                               SERIES          INCOME FUND       INCOME FUND
                                                           CLASS A SHARES    CLASS A SHARES    CLASS A SHARES
                                                           ---------------   ---------------   ---------------
Management fees..........................................        .40%              .50%              .50%
+ Distribution and service (12b-1) fees..................        .18%              .30%(4)           .30%(4)
+ Other expenses.........................................        .36%              .19%              .23%
= TOTAL ANNUAL OPERATING EXPENSES........................        .94%              .99%             1.03%
- Fee waiver or expense reimbursement                             N/A              .05%(4)           .05%(4)
= NET ANNUAL OPERATING EXPENSES..........................        .94%              .94%              .98%



ANNUAL CLASS B SHARES OPERATING EXPENSES
  (DEDUCTED FROM ASSETS)



                                                                                                  PRO FORMA
                                                                                                  COMBINED
                                                                               GOVERNMENT        GOVERNMENT
                                                               SERIES          INCOME FUND       INCOME FUND
                                                           CLASS B SHARES    CLASS B SHARES    CLASS B SHARES
                                                           ---------------   ---------------   ---------------
Management fees..........................................        N/A                .50%              .50%
+ Distribution and service (12b-1) fees..................        N/A               1.00%(4)          1.00%(4)
+ Other expenses.........................................        N/A                .19%              .23%
= TOTAL ANNUAL OPERATING EXPENSES........................        N/A               1.69%             1.73%
- Fee waiver or expense reimbursement....................        N/A               .175%(4)          .175%(4)
= NET ANNUAL OPERATING EXPENSES..........................        N/A               1.52%             1.56%

ANNUAL CLASS C SHARES OPERATING EXPENSES
  (DEDUCTED FROM ASSETS)



                                                                                                 PRO FORMA
                                                                                                 COMBINED
                                                                              GOVERNMENT        GOVERNMENT
                                                              SERIES          INCOME FUND       INCOME FUND
                                                          CLASS C SHARES    CLASS C SHARES    CLASS C SHARES
                                                          ---------------   ---------------   ---------------
Management fees.........................................        N/A               .50%              .50%
+ Distribution and service (12b-1) fees.................        N/A              1.00%(4)          1.00%(4)
+ Other expenses........................................        N/A               .19%              .23%
= TOTAL ANNUAL OPERATING EXPENSES.......................        N/A              1.69%             1.73%
- Fee waiver or expense reimbursement...................        N/A               .25%(4)           .25%(4)
= NET ANNUAL OPERATING EXPENSES.........................        N/A              1.44%             1.48%



ANNUAL CLASS Z SHARES OPERATING EXPENSES
  (DEDUCTED FROM ASSETS)



                                                                                                  PRO FORMA
                                                                                                  COMBINED
                                                                               GOVERNMENT        GOVERNMENT
                                                               SERIES          INCOME FUND       INCOME FUND
                                                           CLASS Z SHARES    CLASS Z SHARES    CLASS Z SHARES
                                                           ---------------   ---------------   ---------------
Management fees..........................................         .40%             .50%               .50%
+ Distribution and service (12b-1) fees..................        None             None               None
+ Other expenses.........................................         .36%             .19%               .23%
= TOTAL ANNUAL OPERATING EXPENSES........................         .76%             .69%               .73%
- Fee waiver or expense reimbursement....................        None             None               None
= NET ANNUAL OPERATING EXPENSES..........................         .76%             .69%               .73%


------------------------


 (1) Your broker may charge you a separate or additional fee for purchases and sales of shares.



 (2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.



 (3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.



 (4) For the fiscal year ending February 28, 2001, the Distributor of Government Income Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A, Class B and Class C shares to .25 of 1%, .825 of 1% and .75 of 1% of the average daily net assets of Class A, Class B and Class C shares, respectively.

EXAMPLES OF THE EFFECT OF SERIES AND GOVERNMENT INCOME FUND EXPENSES


    The following tables illustrate the expenses on a hypothetical $10,000 investment in the Series and Government Income Fund, under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, if any, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.


CLASS A SHARES


                                                                                             PRO FORMA
                                                                                             COMBINED
                                                                          GOVERNMENT        GOVERNMENT
                                                          SERIES          INCOME FUND       INCOME FUND
                                                      CLASS A SHARES    CLASS A SHARES    CLASS A SHARES
                                                      ---------------   ---------------   ---------------
1 Year..............................................       $   96            $  492            $  496
3 Years.............................................       $  300            $  698            $  710
5 Years.............................................       $  520            $  921            $  941
10 Years............................................       $1,155            $1,560            $1,605


CLASS B SHARES


                                                                                             PRO FORMA
                                                                                             COMBINED
                                                                          GOVERNMENT        GOVERNMENT
                                                          SERIES          INCOME FUND       INCOME FUND
                                                      CLASS B SHARES    CLASS B SHARES    CLASS B SHARES
                                                      ---------------   ---------------   ---------------
1 Year..............................................        N/A              $  654            $  659
3 Years.............................................        N/A              $  816            $  828
5 Years.............................................        N/A              $1,001            $1,023
10 Years............................................        N/A              $1,710            $1,758


CLASS C SHARES


                                                                                             PRO FORMA
                                                                                             COMBINED
                                                                          GOVERNMENT        GOVERNMENT
                                                          SERIES          INCOME FUND       INCOME FUND
                                                      CLASS C SHARES    CLASS C SHARES    CLASS C SHARES
                                                      ---------------   ---------------   ---------------
1 Year..............................................        N/A              $  345            $  349
3 Years.............................................        N/A              $  603            $  615
5 Years.............................................        N/A              $  985            $1,006
10 Years............................................        N/A              $2,057            $2,100


CLASS Z SHARES


                                                                                             PRO FORMA
                                                                                             COMBINED
                                                                          GOVERNMENT        GOVERNMENT
                                                          SERIES          INCOME FUND       INCOME FUND
                                                      CLASS Z SHARES    CLASS Z SHARES    CLASS Z SHARES
                                                      ---------------   ---------------   ---------------
1 Year..............................................        $ 78              $ 70              $ 75
3 Years.............................................        $243              $221              $233
5 Years.............................................        $422              $384              $406
10 Years............................................        $942              $859              $906

    These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under total annual operating expenses remain the same in the years shown, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A, Class B and Class C shares of Government Income Fund during the first year. The examples also assume a stable shareholder base, but in fact the shareholder base of the Series has been declining in recent years. A continued decline would result in higher per share expenses going forward. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of the Series or Government Income Fund.

PRO FORMA CAPITALIZATION AND RATIOS

    The following table shows the capitalization of the Series and Government Income Fund as of August 31, 2000, and the pro forma combined capitalization as if the Merger had occurred on that date.


                                                                                      PRO FORMA
                                                                                       COMBINED
                                                                         GOVERNMENT   GOVERNMENT
                                                                           INCOME       INCOME
                                                               SERIES       FUND         FUND
                                                              --------   ----------   ----------
Net Assets (000s)
  Class A...................................................  $109,300    $803,229     $912,529
  Class B...................................................       N/A    $144,691     $144,691
  Class C...................................................       N/A    $  7,837     $  7,837
  Class Z...................................................  $  6,505    $ 97,906     $104,411
Net Asset Value Per Share
  Class A...................................................  $   9.45    $   8.57     $   8.57
  Class B...................................................       N/A    $   8.58     $   8.58
  Class C...................................................       N/A    $   8.58     $   8.58
  Class Z...................................................  $   9.49    $   8.56     $   8.56
Shares Outstanding (000s)
  Class A...................................................    11,568      93,694      106,448
  Class B...................................................       N/A      16,865       16,865
  Class C...................................................       N/A         913          913
  Class Z...................................................       685      11,433       12,193

    The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets (based upon average weighted shares outstanding during the relevant period) of the Series for the twelve-month period ended November 30, 2000, and of Government Income Fund for the twelve-month period ended February 29, 2000. The ratios also are shown on a pro forma combined basis as of August 31, 2000.


                                                                                           PRO FORMA
                                                                                           COMBINED
                                                                            GOVERNMENT    GOVERNMENT
                                                                SERIES        INCOME        INCOME
                                                                (AS OF      FUND (AS OF   FUND (AS OF
                                                              11/30/2000)    2/29/00)      8/31/00)
                                                              -----------   -----------   -----------
Ratio of expenses to average net assets
  Class A...................................................      .94%           .94%          .98%
  Class B...................................................      N/A           1.52%         1.56%
  Class C...................................................      N/A           1.44%         1.48%
  Class Z...................................................      .76%           .69%          .73%
Ratio of net investment income to average net assets
  Class A...................................................     5.38%          6.39%         6.32%
  Class B...................................................      N/A           5.77%         5.62%
  Class C...................................................      N/A           5.90%         6.34%
  Class Z...................................................     5.56%          6.64%         7.03%


PERFORMANCE COMPARISONS OF THE SERIES AND GOVERNMENT INCOME FUND

    The following tables compare the Series' and Government Income Fund's average annual total returns for the periods set forth below. Average annual total returns are based on past results and are not an indication of future performance, and include the deduction of applicable sales charges.


                          AVERAGE ANNUAL TOTAL RETURNS



                        (PERIODS ENDED AUGUST 31, 2000)



CLASS A SHARES



                                         ONE YEAR    FIVE YEARS    TEN YEARS    SINCE INCEPTION
                                        ----------   -----------   ----------   ----------------
Series................................      5.59%        5.09%         6.31%         7.77%
                                                                                (since 9-22-82)
Government Income Fund*...............      2.68%        4.78%         6.84%         6.65%
                                                                                (since 1-22-90)



CLASS B SHARES



                                         ONE YEAR    FIVE YEARS    TEN YEARS    SINCE INCEPTION
                                        ----------   -----------   ----------   ----------------
Series................................       N/A          N/A           N/A           N/A
Government Income Fund*...............      1.47%        4.81%         6.53%         7.00%
                                                                                (since 4-22-85)

CLASS C SHARES



                                         ONE YEAR    FIVE YEARS    TEN YEARS    SINCE INCEPTION
                                        ----------   -----------   ----------   ----------------
Series................................       N/A          N/A           N/A           N/A
Government Income Fund*...............      4.48%        4.84%          N/A          5.72%
                                                                                 (since 8-1-94)



CLASS Z SHARES



                                         ONE YEAR    FIVE YEARS    TEN YEARS    SINCE INCEPTION
                                        ----------   -----------   ----------   ----------------
Series................................      5.76%         N/A           N/A          5.04%
                                                                                (since 2-26-97)
Government Income Fund................      7.23%         N/A           N/A          5.38%
                                                                                 (since 3-4-96)



    Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


------------------------


   * Without the distribution and service (12b-1) fee waiver, the Average Annual Total Returns would have been lower.


FORMS OF ORGANIZATION


    The Series is a diversified series of Government Securities Trust, which is an open-end management investment company organized as a Massachusetts business trust under Massachusetts law pursuant to a Declaration of Trust dated
September 22, 1981, as amended and restated September 6, 1988 (as so amended and restated, the Declaration of Trust). Government Income Fund is a diversified, open-end management investment company organized under the laws of Maryland on April 8, 1983. Government Securities Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.01 par value, in separate series and classes within such series. One such series is currently designated as the Short-Intermediate Term Series. The other two series currently designated by the Government Securities Trust are the U.S. Treasury Money Market Series and the Money Market Series. Each Series is authorized to issue an unlimited number of shares of beneficial interest, $.01 par value, divided into two classes, designated Class A and Class Z. The Series currently offers both Class A and Class Z shares of beneficial interest.


    Government Income Fund is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Each class is authorized to issue 500 million shares.

    Government Income Fund is a Maryland corporation and the rights of its shareholders are governed by its Charter, By-Laws and the Maryland General Corporation Law. Government Securities Trust is a Massachusetts business trust and the rights of its shareholders are governed by its Declaration of Trust, By-Laws and applicable Massachusetts law.

    Generally, neither Fund is required to hold annual meetings of its shareholders. Each Fund is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director/Trustee when requested in writing to do so by the holders of at least 10% of the Fund's outstanding shares. In addition, each Fund is required to call a meeting of shareholders for the purpose of electing Directors/Trustees to fill any existing vacancies on the Board of Directors/Trustees if, at any time, less than a majority of the Directors/Trustees holding office at that time were elected by the holders of the outstanding voting securities.

    Under the Declaration of Trust, Government Securities Trust shareholders are entitled to vote only with respect to the following matters: (1) the election or removal of Trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940, as amended (the 1940 Act); (3) any amendment of the Declaration of Trust, other than amendments to change Government Securities Trust's name, authorize additional series of shares, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision contained therein, or if they deem it necessary to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (the Code); (4) any termination or reorganization of Government Securities Trust to the extent and as provided in the Declaration of Trust; (5) with respect to any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act; and (6) such additional matters relating to Government Securities Trust as may be required or authorized by the 1940 Act, the laws of The Commonwealth of Massachusetts or other applicable law or by Government Securities Trust's Declaration of Trust or By-Laws of the Trust; and (7) with respect to such additional matters relating to Government Securities Trust as may be properly submitted for shareholder approval. Government Securities Trust shareholders also vote upon changes in fundamental investment policies or restrictions.



    The Declaration of Trust provides that a "Majority Shareholder Vote" of Government Securities Trust is required to decide most questions upon which shareholders vote. "Majority Shareholder Vote" means the vote of the holders of a majority of Shares, which shall consist of: (i) a majority of Shares represented in person or by proxy and entitled to vote at a meeting of Shareholders at which a quorum, as determined in accordance with the By-Laws, is present; (ii) a majority of Shares issued and outstanding and entitled to vote when action is taken by written consent of Shareholders; or (iii) a "majority of the outstanding voting securities", as that phrase is defined in the 1940 Act, when action is taken by Shareholders with respect to approval of an investment advisory or management contract or an underwriting or distribution agreement or continuance thereof.


    Shareholders of Government Income Fund are entitled to one vote for each share on all matters submitted to a vote of its shareholders under Maryland law. Approval of certain matters, such as an amendment to the charter, merger, consolidation or transfer of all or substantially all assets, dissolution and removal of a Director, requires the affirmative vote of a majority of the votes entitled to be cast. A plurality of votes cast is required to elect Directors. Other matters require the approval of the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present.


    Government Securities Trust's and Government Income Fund's By-Laws provide that a majority of the outstanding shares shall constitute a quorum for the transaction of business at a shareholder's meeting. Matters requiring a larger vote by law or under the organization documents for either Fund are not affected by such quorum requirements.


    With respect to shareholder liability, under Maryland law, Government Income Fund's shareholders have no personal liability as such for Government Income Fund's acts or obligations. Under Massachusetts law, Government Series Trust's shareholders, under certain circumstances, could be held personally liable for Government Series Trust's obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of Government
Series Trust and requires that notice of such disclaimer be given in every written obligation, contract, instrument, certificate, share, or other security of Government Securities Trust or undertaking made or issued by the Trustees. The Declaration of Trust provides for indemnification out of the applicable series' property for all losses and expenses of any shareholder held personally liable for Government Securities Trust's obligations solely by reason of his or her being or having been a Government Securities Trust shareholder and not because of his or her acts or omissions or some other reason. Thus, Government Securities Trust considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative or Government Securities Trust itself would be unable to meet its obligations.

    With respect to the liability and indemnification of Directors under Maryland law, a Director or officer of Government Income Fund is not liable to Government Income Fund or its shareholders for monetary damages for breach of fiduciary duty as a Director or officer except to the extent of such exemption from liability or limitation thereof is not permitted by law, including under the 1940 Act. With respect to the liability and indemnification of Government Income Fund's Directors and officers, Government Income Fund's By-Laws provide that its present and former directors, officers, employees and agents shall be indemnified by Government Income Fund against judgments, fines, settlements, and expenses to the fullest extent authorized and in the manner permitted by applicable federal and state law.


    With respect to the liability and indemnification of Trustees of Government Securities Trust, under Government Securities Trust's Declaration of Trust, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred or paid by him or her in connection with the defense or disposition of any threatened or actual proceeding, except a proceeding brought by or on behalf of the Trust, by reason of his or her being or having been a Trustee, and against amounts paid or incurred by him in the settlement thereof, unless such Trustee has acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties, provided such representative acted in good faith and in a manner he reasonably believed to be in the best interest of the Trust.


    Under the 1940 Act, a Director of Government Income Fund and a Trustee of Government Securities Trust may not be protected against liability to Government Income Fund or Government Securities Trust, respectively, and their security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The staff of the Commission interprets the 1940 Act to require additional limits on indemnification of Directors, Trustees and officers.


                      COMPARISON OF PRINCIPAL RISK FACTORS

    The Series and Government Income Fund are each subject to the risks normally associated with funds that invest in U.S. Government securities.

    As described more fully below, the Series and Government Income Fund have similar investment objectives, policies and permissible investments.

    One of the primary differences between the investment policies of the Series and Government Income Fund is that the Series seeks to provide reasonable safety as part of its investment objective while Government Income Fund does not. This difference is partly reflected in that the Series primarily invests in securities with maturities ranging from two to five years, while Government Income Fund has no similar limitations. This means that, in general, Government Income Fund invests in obligations that are more susceptible to market risk.


    Because the Series and Government Income Fund normally invest in U.S. Government securities, the Series and Government Income Fund have similar levels of risk. As discussed above, since the Series generally invests in securities with shorter maturities than Government Income Fund, at times the Series' risk level may be lower than that of Government Income Fund. As of August 31, 2000, the Series invested 74.5% of its total assets in U.S. Government securities. As of August 31, 2000, Government Income Fund invested 77.3% of its total assets in U.S. Government securities. Investments in U.S. Government securities expose the Series and Government Income Fund to the following risks:


    - Market risk -- the risk that obligations will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

    - Credit risk -- the risk that the borrower, credit insurer or guarantor can't pay back the money borrowed or make interest payments (relatively low for U.S. Government securities).

    - Prepayment risk -- the risk that the underlying mortgage-related or asset-backed securities may be pre-paid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require reinvestment in lower-yielding securities.



    - Not all U.S. Government securities are backed by the full faith and credit of the United States. Some U.S. Government securities are supported only by the credit of the issuing agency.



    The Series and Government Income Fund may actively and frequently trade their portfolio securities. High portfolio turnover results in higher transaction costs and can affect performance and have adverse tax consequences. Both the Series and Government Income Fund may use various investment strategies -- such as derivatives -- that involve risk. The Series and Government Income Fund may use derivative strategies to try to improve returns and may use hedging techniques to try to protect assets. Derivatives, which involve costs and can be volatile, may not fully offset the underlying positions which could result in losses that would not have otherwise occurred.



    Like any mutual fund, an investment in the Series or Government Income Fund could lose value, and you could lose money. An investment in the Series or Government Income Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. For a more complete discussion of the risks associated with the Series or Government Income Fund, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in the Series' and Government Income Fund's Prospectuses.


                       INVESTMENT OBJECTIVES AND POLICIES

    If the Merger is approved, the shareholders of the Series will become shareholders of Government Income Fund. The following information compares the objectives and policies of the Series and Government Income Fund.

INVESTMENT OBJECTIVES


    The Series and Government Income Fund have similar investment objectives and policies. The investment objective of the Series is to achieve a high level of income consistent with providing reasonable safety. This means that the Series seeks investments that will increase in value, as well as pay the Series interest and other income. The investment objective of Government Income Fund is high current return. Unlike the Series, Government Income Fund does not seek to provide reasonable safety as part of its investment objective. Under normal circumstances, the Series and Government Income Fund each invests at least 65% of its assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. One of the primary differences between the investment policies of the Series and Government Income Fund is that the Series primarily invests in securities with maturities ranging from two to five years, while Government Income Fund has no similar limitations. This means that, in general, Government Income Fund invests in obligations that are more susceptible to market risk. The Series and Government Income Fund have the same manager (PIFM), the same investment adviser (PIC), the same investment team (U.S. Liquidity
Team) and the same team leader (Michael Lillard). The U.S. Liquidity Team, which is primarily responsible for overseeing the day-to-day management of the Series and Government Income Fund, utilizes a similar investment approach in selecting investments for the Series and Government Income Fund, consistent with their respective investment objectives.


    The investment objective of each of the Series and Government Income Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the Series and Government Income Fund, respectively. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Series and Government Income Fund can be changed without shareholder approval.

    For the purpose of measuring performance, the Series and Government Income Fund each use a type of Lehman Brothers Government Bond Index as their respective benchmark index, which is an unmanaged index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities. The Series, however, uses the Intermediate Index which is comprised of securities with a remaining maturity of one to ten years, while Government Income Fund uses the index which is comprised of securities with between one and thirty years remaining to maturity.


    The Series and Government Income Fund also use a type of Lipper U.S. Government Fund category as a benchmark, although the Series uses the Short-Intermediate U.S. Government Fund category, while Government Income Fund uses the General U.S. Government Bond Fund category (each of which is based on the average return of all mutual funds in the respective category).

PRINCIPAL INVESTMENT STRATEGIES


    The Series and Government Income Fund have similar investment strategies, the main difference being that the Series generally invests in securities with maturities ranging from two to five years, while Government Income Fund has no similar limitations. The Series and Government Income Fund each invests at least 65% of its respective assets, under normal circumstances, in U.S. Government securities, including U.S. Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury and obligations, including mortgage-related securities, and other securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These guarantees do not extend to the yield or the value of the securities or the value of the Series, or Government Income Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States, some are only supported by the credit of the issuing agency. While the Series may only invest up to 5% of its assets in Treasury strips, Government Income Fund has no similar limit.



    Although the Series and Government Income Fund may each invest up to 35% of its total assets in non-U.S. Government instruments, the Series may invest up to 35% of its assets in privately-issued asset-backed securities and privately-issued money market instruments, while Government Income Fund may invest only up to 20% of its assets in such securities. Moreover, the Series may invest up to 35% of its total assets in corporate debt securities, while Government Income Fund may not do so. The Series may invest up to 35% of its total assets in U.S. dollar-denominated foreign debt securities, which include securities that are issued by foreign governments and corporations. Government Income Fund, on the other hand, may invest only less than 10% of its total assets in obligations of foreign banks and foreign branches of U.S. banks (including obligations of the International Bank for Reconstruction and Development), which may be either U.S. dollar or foreign currency denominated obligations. The Series and Government Income Fund are permitted to invest in debt securities whose interest rates are fixed as well as debt securities whose interest rates fluctuate from time to time.



    Government Income Fund may invest up to 5% of its total assets in zero coupon U.S. Government securities, while the Series may not do so. The Series and Government Income Fund may each invest in repurchase and reverse repurchase agreements, dollar rolls and when-issued or delayed-delivery securities.


    The Series may make short sales subject to certain limitations, as well as short sales against-the-box, without limitation. In comparison, Government Income Fund may only engage in short sales against-the-box to the extent that not more than 10% of its net assets (as determined at the time of the short sale) are held as collateral for such sales. In a short sale against-the-box, a fund owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns.


    The Series and Government Income Fund may each use various derivative strategies, such as futures, options and interest rate swaps, to try to improve their respective performance or use hedging techniques to try to protect their respective assets.

                   COMPARISON OF OTHER POLICIES OF THE SERIES
                           AND GOVERNMENT INCOME FUND

DIVERSIFICATION

    The Series and Government Income Fund are diversified funds. This means that, with respect to 75% of the Series' and Government Income Fund's total assets, they may not invest more than 5% of each of their total assets in the securities of a single issuer, and they may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.

BORROWING

    The Series and Government Income Fund may each borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may also borrow to take advantage of investment opportunities, while Government Income Fund may not do so. The Series may borrow up to 33 1/3% of its total assets, while Government Income Fund may only borrow up to 20% of its total assets. The Series may borrow only from banks, while Government Income Fund is not similarly limited.

LENDING

    Neither the Series nor Government Income Fund can make loans, except through repurchase agreements and loans of portfolio securities (limited to 30% of total assets). The Series, however, may only engage in repurchase agreements covering government securities.

ILLIQUID SECURITIES

    The Series and Government Income Fund may invest in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market, and repurchase agreements with maturities longer than seven days. The Series and Government Income Fund may hold up to 15% of their respective net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS


    In response to adverse market, economic or political conditions, the Series may invest up to 100% of its assets in cash, U.S. Government securities and high quality money market instruments. Also, in response to adverse market, economic or political conditions, Government Income Fund may temporarily invest up to 100% of its assets in high-quality money market instruments, cash, repurchase agreements or U.S. Government securities. Investing heavily in these securities limits a fund's ability to achieve its investment objective, but can help to preserve its assets.



    For more information about the risks and restrictions associated with these policies, see the Series' and Government Income Fund's Prospectuses and Statements of Additional Information, and for a more detailed discussion of the Series' and Government Income Fund's investments, see their respective Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.


                      OPERATIONS OF GOVERNMENT INCOME FUND
                              FOLLOWING THE MERGER


    Neither PIFM nor PIC expects Government Income Fund to revise its investment policies, management or general investment approach as a result of the Merger. In addition, because Michael Lillard serves as the investment team leader for both the Series and Government Income Fund, neither PIFM nor PIC anticipates any significant changes from the Series' management or general investment approach. The agents that provide the Series with services, such as its Custodian and Transfer Agent, who also provide these services to Government Income Fund, are not expected to change. The Trustees of Government Securities Trust, of which the Series is a part, are the same individuals who serve as Directors of Government Income Fund. The officers of Government Securities Trust and Government Income Fund are also the same.


    All of the current investments of the Series are permissible investments for Government Income Fund. Nevertheless, PIC may sell securities held by Government Income Fund after the Closing Date of the Merger as may be necessary or desirable in the ongoing management of Government Income Fund. Transaction costs associated with such adjustments will be borne by Government Income Fund.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

PURCHASING SHARES

    Both the Series and Government Income Fund offer Class A and Class Z shares, while only Government Income Fund offers Class B and Class C shares. The price to buy one share of a class of the Series or Government Income Fund is that class's net asset value, or NAV, plus a front-end sales charge in the case of Class A and Class C shares of Government Income Fund. Although both the
Series and Government Income Fund offer Class A and Class Z shares, Class A shares of the Series are not subject to a front-end sales charge, while those of Government Income Fund are subject to a 4% front-end sales charge. Class B shares of Government Income Fund are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) which is 5% in the first year after purchase and decreases by 1% each year after purchase to 1% in the fifth and sixth years. Class C shares of Government Income Fund are subject to a 1% front-end sales charge and are also subject to a CDSC of 1% on sales made within 18 months of purchase. Class Z shares of the Series and Government Income Fund are sold without a front-end sales charge or a CDSC and are available only to a limited group of investors. Each Class A shareholder of the Series will receive Class A shares of Government Income Fund, and each Class Z shareholder of the Series will receive Class Z shares of Government Income Fund, in each case, equal in value to his or her shares of the Series immediately before the Merger, without any dilution. Class A shares of Government Income Fund that Class A shareholders of the Series will receive in the Merger will not be subject to a front-end sales charge.


    Shares in the Series and Government Income Fund are purchased at the next NAV, calculated after your investment is received and accepted, plus any initial sales charge, in the case of Government Income Fund. The Series' and Government Income Fund's NAV is normally calculated once each business day at 4:15 p.m., New York time, on days when the New York Stock Exchange (NYSE) is open for trading. Because Government Income Fund may invest in foreign securities, its NAV may change on days when you cannot buy or sell shares. Refer to the Series' and Government Income Fund's Prospectuses for more information regarding how to buy shares.


REDEEMING SHARES


    With respect to Class A and Class Z shares, the redemption policies for the Series and Government Income Fund are substantially similar. The price you will receive will be the next NAV after your order to sell is received and accepted. With respect to Class B and Class C shares of Government Income Fund, shares will be sold at the next NAV calculated after your order is received and accepted, less any applicable CDSC imposed on Class B and Class C shares. Government Income Fund allows a shareholder that has redeemed shares of Government Income Fund to, within 90 days of redemption, reinvest back into the shareholder's account any of the redemption proceeds in shares of Government Income Fund without paying an initial sales charge and to obtain a credit for any CDSCs paid on the reinvested portion of the redemption proceeds. The
Series does not offer a similar privilege since neither class of its shares imposes an initial sales charge or a CDSC. Refer to the Series' and Government Income Fund's Prospectuses for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS


    For Class A shares of the Series and Government Income Fund, the minimum initial purchase amount is $1,000. With respect to Class B and Class C shares of Government Income Fund, the minimum initial purchase amounts are $1,000 and $2,500, respectively. The minimum additional investment amount is $100 for each such class. There is no minimum initial or additional amount for Class Z shares of the Series and Government Income Fund. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Refer to the Series' and Government Income Fund's Prospectuses for more information regarding minimum investment requirements.


PURCHASES AND REDEMPTIONS OF THE SERIES AND GOVERNMENT INCOME FUND

    As of August 24, 2000, Government Securities Trust stopped accepting orders to purchase or exchange into shares of the Series, except for certain retirement and employee plans (excluding IRA accounts) that are currently shareholders, and successor or related programs and plans, investors who have executed a letter of intent prior to August 24, 2000, reinvestment of dividends and/or distributions, and participations in automatic investment plans. Shareholders of the Series may redeem shares through the Closing Date of the Merger. If the Merger is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Government Income Fund.

EXCHANGES OF SERIES AND GOVERNMENT INCOME FUND SHARES


    The exchange privilege currently offered by Government Income Fund is similar to that of the Series and is not expected to change after the Merger. Shareholders of the Series and Government Income Fund may exchange their shares for shares of the same class of certain other Prudential mutual funds. However, Class A shares of the Series that are exchanged for Class A shares of any other Prudential mutual fund are subject to any sales charge that may be imposed by such other fund. Class A shares of Government Income Fund, on the other hand, are not subject to such other initial sales charges. With respect to Government Income Fund, if you exchange and then sell Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Special Money Market Fund, Inc. During the time you are invested in Special Money Market Fund, Inc., the period of time during which your CDSC is calculated is frozen. If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. Refer to the Series' and Government Income Fund's Prospectuses for additional information regarding exchanges.


DIVIDENDS AND OTHER DISTRIBUTIONS


    Each of the Series and Government Income Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each of the Series and Government Income Fund declares dividends, if any, daily. The Series distributes dividends of net investment income, plus short-term capital gains, typically every month, while Government Income Fund does so typically every month. Long-term capital gains for the Series and Government Income Fund, if any, are distributed at least annually. At or before the Closing Date, the Series shall declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gains.


            FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE MERGER

    It is a condition to each Fund's obligation to complete the Merger that the Funds will have received an opinion of outside counsel, Swidler Berlin Shereff Friedman, LLP, or a ruling from the Internal Revenue

Service satisfactory to each of them, that, among other things, the Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the Code), and that no gain or loss will be recognized by Government Income Fund or the Series, and no gain or loss will be recognized by shareholders of the Series as a result of the Merger.

    Shareholders of the Series are advised to consult their own tax advisers regarding specific questions with respect to U.S. federal, state or local taxes, or foreign taxes. Please see the section entitled "The Proposed Transaction -- U.S. Federal Income Tax Considerations" for more information.

                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION

    The Agreement describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, the form of which is attached as Attachment A to this Proxy Statement.


    The Agreement contemplates that at the Closing Date, the Series will transfer and deliver all of its assets to Government Income Fund, and that Government Income Fund, will (a) assume all of the liabilities of the Series, and (b) issue and deliver to the Series the number of Class A and Class Z shares of Government Income Fund as provided for in the Agreement. The assets of the Series to be acquired by Government Income Fund include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and other property owned by the Series, and any deferred or prepaid expenses shown as an asset on the books of the Series at the Closing Date. Government Income Fund will assume from the Series all liabilities, debts and obligations of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in the Agreement; provided, however, that Government Securities Trust will use its best efforts to cause the Series to discharge all of its known liabilities prior to the Closing Date.


    Government Income Fund will deliver to the Series the number of full and fractional Class A and Class Z shares of Government Income Fund, as applicable, having an aggregate net asset value equal to the value of the assets less the liabilities of the Series as of the Closing Date. The Series will then distribute PRO RATA to its Class A and Class Z shareholders of record, the Class A and Class Z shares of Government Income Fund received by the Series.

    The value of the Series' assets to be acquired by Government Income Fund and the amount of its liabilities to be assumed by Government Income Fund will be determined as of the close of business on the Closing Date, using the valuation procedures set forth in the Series' Prospectus and Statement of Additional Information. The net asset value of a Class A or Class Z share of Government Income Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information. The valuation procedures are the same for the Series and Government Income Fund.


    Soon after the Closing Date, the Series will distribute to its Class A shareholders of record, the Class A shares of Government Income Fund it receives, so that such shareholders will receive the number of full and fractional Class A shares of Government Income Fund that is equal in value to the net asset value of their Class A shares of the Series at the Closing Date. At that time, Class Z shareholders of the Series will receive the number of full and fractional Class Z shares of Government Income Fund that is equal in value to the net asset value of their Class Z shares of the Series. The Series will then be terminated as soon as practicable. The distribution of Class A and Class Z shares of Government Income Fund will be accomplished by opening accounts on the books of Government Income Fund in the names of the Series' shareholders and by transferring to such accounts shares of Government Income Fund. Each shareholder's account will be credited with the respective PRO RATA number of full and fractional Class A and/or Class Z shares of Government Income Fund due the Series' shareholder. Fractional shares of Government Income Fund shall be rounded to the third decimal place. Shareholders holding Series shares in certificate form may receive certificates representing their Government Income Fund shares by sending the certificates to Prudential Mutual Fund Services LLC, accompanied by a written request for such exchange.


    Immediately after the Merger, each former Series shareholder will own
Class A and/or Class Z shares of Government Income Fund equal to the aggregate net asset value of that shareholder's shares of the Series immediately prior to the Merger. The net asset value per share of Government Income Fund will not be affected by the transaction. Thus, the Merger will not result in a dilution of any shareholder's interest.

    Any transfer taxes payable upon issuance of shares of Government Income Fund in a name other than that of the registered holder of the shares on the books of the Series as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer.

    The completion of the Merger is subject to a number of conditions set forth in the Agreement, some of which may be waived by the Series or Government Income Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE MERGER


    The Boards of Trustees/Directors (the Boards) of Government Securities Trust, of which the Series is a part, and Government Income Fund have determined that the Merger is in the best interests of the shareholders of the Series and Government Income Fund and that the Merger will not result in a dilution of the pecuniary interests of the shareholders of either the Series or Government Income Fund.


    In considering the Merger, each Board considered a number of factors, including the following:

    - the compatibility of the investment objective, policies and restrictions of each of the Series and Government Income Fund;


    - the relative past, current and projected future growth in assets and investment performance of the Series and Government Income Fund;


    - the effect of the proposed transactions on the expense ratios of the Series and Government Income Fund, including possible expected economies of scale;

    - the costs of the Merger, which will be paid for by Government Income Fund and the Series in proportion to their respective assets;


    - the tax consequences of the Merger to the Series and its shareholders including the fact that the Merger will be of a tax-free nature with respect to the Series, Government Income Fund and their shareholders;



    - the potential benefits to the shareholders of the Series and Government Income Fund, including the fact that Class A shareholders of the Series will receive Class A shares of Government Income Fund in exchange for their Class A shares of the Series without paying an initial sales charge; and


    - other alternatives to the Merger, including a continuance of the Series in its present form, a change of manager or investment objective, or a termination of the Series with the distribution of the cash proceeds to the Series' shareholders.


    PIFM and PIC recommended the Merger to the Board of Government Securities Trust and of Government Income Fund at meetings of the Boards held on August 23, 2000. In recommending the

Merger, PIFM and PIC advised the Boards that the Series and Government Income Fund have similar investment objectives, policies and investment portfolios. PIFM and PIC informed the Boards that one of the primary differences between the Series and Government Income Fund is that the Series seeks to provide reasonable safety as part of its investment objective while Government Income Fund does not and that this difference is partly reflected in the fact that the Series primarily invests in securities with maturities ranging from two to five years, while Government Income Fund has no similar limitations.



    The Boards considered that if the Merger is approved, shareholders of the Series, regardless of the class of shares they own, may realize the potential benefits of economies of scale. The Boards noted that while the Series Class Z shareholders should realize a reduction in annual operating expenses paid on their investment, the Series Class A shareholders will likely realize an increase in annual operating expenses paid on their investment. The Board also noted, however, that without the Merger it is estimated that if the assets of the Series continue to decline as projected for the next calendar year, the Series Class A shares will likely have the same expense ratios as those of Government Income Fund.


DESCRIPTION OF THE SECURITIES TO BE ISSUED


    Government Income Fund was incorporated in Maryland on April 8, 1983. It is registered with the Commission as an open-end management investment company. Government Income Fund is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock. Each class consists of 500 million shares of the authorized common stock of Government Income Fund. Each class of common stock represents an interest in the same assets of Government Income Fund and is identical in all respects except that:


    - each class is subject to different sales charges and distribution and service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and service (12b-1) fees;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

    - each class has a different exchange privilege;

    - only Class B shares have a conversion feature whereby Class B shares held for approximately seven years will automatically convert to Class A shares, on a quarterly basis; and

    - Class Z shares are offered exclusively for sale to a limited group of investors.

    Shares of Government Income Fund, when issued, are fully paid and nonassessable. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The dividend rights, the right of redemption and the privilege of exchange are described in Government Income Fund's Prospectus.

    Government Income Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of at least two-thirds of the outstanding shares of Government Income Fund may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of Government Income Fund's outstanding shares.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The Merger is intended to qualify for U.S. federal income tax purposes as a reorganization under the Code. It is a condition to each Fund's obligation to complete the Merger that the Funds will have received an opinion from Swidler Berlin Shereff Friedman, LLP, counsel to the Funds, or a ruling from the Internal Revenue Service (IRS) satisfactory to each of them, based upon representations made by each of Government Securities Trust and Government Income Fund, and upon certain factual assumptions, substantially to the effect that for federal income tax purposes:

    1. The acquisition by Government Income Fund of the assets of the Series in exchange solely for voting shares of Government Income Fund and the assumption by Government Income Fund of the Series' liabilities, if any, followed by the distribution of Government Income Fund's voting shares acquired by the Series pro rata to the Series' shareholders, pursuant to its termination and constructively in exchange for the Series' shares, will constitute a reorganization within the meaning of
       Section 368(a)(1)(C) of the Internal Revenue Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

    2. The Series' shareholders will not recognize gain or loss upon the constructive exchange of all of their shares of the Series solely for shares of Government Income Fund in complete termination of the Series, as described above and in the Agreement;

    3. No gain or loss will be recognized by the Series upon the transfer of its assets to Government Income Fund in exchange solely for Class A and Class Z shares, as applicable, of Government Income Fund and the assumption by Government Income Fund of the Series' liabilities, if any, and the subsequent distribution of those shares to the Series' shareholders in complete termination of the Series;

    4. No gain or loss will be recognized by Government Income Fund upon the acquisition of the Series' assets in exchange solely for Class A and Class Z shares, as applicable, of Government Income Fund and the assumption of the Series' liabilities, if any;

    5. Government Income Fund's basis for the assets of the Series acquired in the reorganization will be the same as the basis of these assets when held by the Series immediately before the transfer, and the holding period of such assets acquired by Government Income Fund will include the holding period of these assets when held by the Series;

    6. The Series shareholders' bases for the shares of Government Income Fund to be received by them pursuant to the reorganization will be the same as their basis for the shares of the Series to be constructively surrendered in exchange therefor; and

    7. The holding period of Government Income Fund shares to be received by the Series' shareholders will include the period during which the shares of the Series to be constructively surrendered in exchange therefor were held; provided that the Series' shares surrendered were held as capital assets by those shareholders as defined in Section 1221 of the Internal Revenue Code, on the date of the exchange.

    An opinion of counsel is not binding on the IRS or any court. If the IRS were to successfully assert that the Merger does not qualify as a reorganization under the Code, then the Merger would be treated as a taxable sale of the Series' assets to Government Income Fund followed by liquidation of the Series that would be taxable to the shareholders of the Series.

    Shareholders of the Series should consult their tax advisers regarding the tax consequences to them, if any, of the Merger in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Merger, shareholders also should consult their tax advisers as to U.S. state, local and foreign tax consequences, if any, of the Merger.

CONCLUSION


    The Agreement was approved by the Boards of Trustees/Directors of Government Securities Trust and Government Income Fund at meetings held on August 23, 2000. The Boards of each Fund determined that the Merger is in the best interests of shareholders of the Series and Government Income Fund, and that the interests of existing shareholders of the Series and Government Income Fund would not be diluted as a result of the Merger. If the shareholders of the Series do not approve the Merger, or if the Merger is not completed, the Series will continue to engage in business as a series of a registered investment company and the Board of Government Securities Trust may consider other proposals for the Series, including proposals for the reorganization or liquidation of the Series.


              ADDITIONAL INFORMATION ABOUT GOVERNMENT INCOME FUND

    Government Income Fund's Prospectus dated May 4, 2000, as supplemented to date, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Government Income Fund, including its investment objective and policies, Manager, investment adviser, advisory fees and expenses, and procedures for purchasing and redeeming shares. The Prospectus also contains Government Income Fund's financial highlights for the fiscal period ended February 29, 2000. The audited financial statements of Government Income Fund for the fiscal year ended February 29, 2000 are included in Government Income Fund's Annual Report, which is also enclosed with this Proxy Statement. Unaudited financial statements of Government Income Fund for the six months ended August 31, 2000 are included in Government Income Fund's Semiannual Report, which is also enclosed with this Proxy Statement.

                                 MISCELLANEOUS

LEGAL MATTERS


    Certain legal matters in connection with the issuance of Government Income Fund shares have been passed upon by Piper Marbury Rudnick & Wolfe, LLP. Certain legal and tax matters in connection with the Merger have been or will be passed upon by Swidler Berlin Shereff Friedman, LLP, counsel to Government Income Fund and the Series. Certain legal matters in connection with the Merger as to matters of Maryland or Massachusetts law, will be passed upon by Piper Marbury Rudnick & Wolfe, LLP or Sullivan & Worcester, LLP, respectively.


INDEPENDENT ACCOUNTANTS


    The audited financial statements of the Series and Government Income Fund for the fiscal periods ended November 30, 2000 and February 29, 2000, respectively, included in the applicable Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended November 30, 2000 and February 29, 2000. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.


AVAILABLE INFORMATION


    The Series and Government Income Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information filed by the Series and Government Income Fund can be inspected and copied in person at the Public Reference Room maintained by the Commission in Washington D.C. (for hours of operation, call 1-202-942-8090) and at the New York Regional Office of the Commission at 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained by mail from the Public

Reference Section, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or by electronic request to the Commission's e-mail address, at prescribed rates (publicinfo@sec.gov) or at the Commission's website on the EDGAR Database (http://www.sec.gov).


NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise Prudential Government Securities Trust, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS


    Any shareholder of the Series who wishes to submit a proposal to be considered by the Series' shareholders at the next meeting of shareholders should send the proposal to Prudential Government Securities Trust, Short-Intermediate Term Series, c/o Deborah A. Docs, Secretary, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board of Trustees of Government Securities Trust makes the solicitation relating to such meeting in order to be included in the Series' proxy statement and form of proxy relating to that meeting and presented at the meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Series' proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws. Any shareholder who wishes to make a proposal at the next meeting of shareholders without including such proposal in the Series' proxy statement, must notify Government Securities Trust, at its principal executive office, in a reasonable time before the meeting. If Proposal No. 1 is approved at the Meeting, there will likely not be any future shareholder meetings of the Series.


    Government Income Fund's By-Laws provide that it will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors of Government Income Fund not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of the Series knows of no business to be presented at the Meeting other than the Proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of the Series, taking into account all relevant circumstances.

                                          By order of the Board of Trustees,

                                          DEBORAH A. DOCS

                                          SECRETARY


January 31, 2001


        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A


                      AGREEMENT AND PLAN OF REORGANIZATION



    Agreement and Plan of Reorganization (Agreement) made as of the 26th day of January, 2001, by and between Prudential Government Securities Trust (Government Securities Trust) -- on behalf of Short-Intermediate Term Series -- and Prudential Government Income Fund, Inc. (Government Income Fund and, collectively with Government Securities Trust, the Funds and each individually, a Fund). Government Securities Trust is a business trust organized under the laws of the Commonwealth of Massachusetts and Government Income Fund is a corporation organized under the laws of the State of Maryland. Each Fund maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of Government Income Fund are divided into four classes, designated Class A, Class B, Class C and Class Z. Government Securities Trust consists of three series, one of which is the Short-Intermediate Term Series (the Series). Shares of the Series are divided into two classes, designated Class A and Class Z.


    This Agreement is intended to be, and is adopted as, a plan of reorganization for the Short-Intermediate Term Series pursuant to
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). The reorganization will comprise the transfer of all of the assets of Short-Intermediate Series in exchange for shares of common stock (Common Stock) of Government Income Fund, and Government Income Fund's assumption of the Series' liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Government Income Fund to the shareholders of the Series, and the termination of the Series as provided herein, all upon the terms and conditions as hereinafter set forth.

    In consideration of the promises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. TRANSFER OF ASSETS OF THE SERIES IN EXCHANGE FOR SHARES OF GOVERNMENT INCOME FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF THE SERIES.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Government Securities Trust, on behalf of the Series, agrees to sell, assign, transfer and deliver the assets of the Series, as set forth in paragraph 1.2, to Government Income Fund, and Government Income Fund agrees (a) to issue and deliver to the Series in exchange therefor the number of shares of Class A Common Stock in Government Income Fund determined by dividing the net asset value of the Series allocable to Class A shares of beneficial interest (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a share of Government Income Fund Class A Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2), (b) to issue and deliver to the Series in exchange therefor the number of shares of Class Z Common Stock in Government Income Fund determined by dividing the net asset value of the Series allocable to Class Z shares of beneficial interest (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a share of Government Income Fund Class Z Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2) and (c) to assume all of the Series' liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

    1.2 The assets of the Series to be acquired by Government Income Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and all other property of any kind owned by the Series and any deferred or prepaid expenses shown as assets on the books of the Series on the closing date provided in paragraph 3 (Closing Date). Government Income Fund has no plan or intent to sell or otherwise dispose of any assets of the Series, other than in the ordinary course of business.

    1.3 Except as otherwise provided herein, Government Income Fund will assume from the Series all debts, liabilities, obligations and duties of the Series of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Government Securities Trust agrees to utilize its best efforts to cause the Series to discharge all of the known debts, liabilities, obligations and duties of the Series prior to the Closing Date.

    1.4 On or immediately prior to the Closing Date, the Series will declare and pay to its shareholders of record, dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of the Series' investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gains, if any, for all taxable years through the Closing Date.


    1.5 On a date (Termination Date), as soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Series will distribute PRO RATA to its Class A and Class Z shareholders of record, determined as of the close of business on the Closing Date, the Class A and Class Z shares of Government Income Fund received by the Series pursuant to paragraph 1.1 in exchange for their interest in the Series, and Government Securities Trust will file with the Secretary of State of The Commonwealth of Massachusetts a Certificate of Termination terminating the Series. Such distribution will be accomplished by opening accounts on the books of Government Income Fund in the names of the Series' shareholders and transferring thereto the shares credited to the account of the Series on the books of Government Income Fund. Each account opened shall be credited with the respective PRO RATA number of Government Income Fund Class A and Class Z shares due such Series' Class A and Class Z shareholders, respectively. Fractional shares of Government Income Fund shall be rounded to the third decimal place.



    1.6 Government Income Fund shall not issue certificates representing its shares in connection with such exchange. Notwithstanding the preceding sentence, the parties agree that shareholders holding Series shares in certificate form may receive certificates representing their Government Income Fund shares if they send the certificates to Prudential Mutual Fund Services LLC, accompanied by a written request for such exchange. With respect to any Series shareholder holding Series receipts for shares of beneficial interest as of the Closing Date, until Government Income Fund is notified by Government Securities Trust's transfer agent that such shareholder has surrendered his or her outstanding Series receipts for shares of beneficial interest or, in the event of lost, stolen or destroyed receipts for shares of beneficial interest, posted adequate bond or submitted a lost certificate form, as the case may be, Government Income Fund will not permit such shareholder to (1) receive dividends or other distributions on Government Income Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Government Income Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Government Income Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Government Income Fund shares in cash as provided in the preceding sentence, Government Income Fund shall pay such dividends or other distributions in additional Government Income Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of the Series. The Series will, at its expense, request its shareholders to surrender their outstanding Series receipts for shares of beneficial interest, post adequate bond or submit a lost certificate form, as the case may be.


    1.7 Ownership of Government Income Fund shares will be shown on the books of Government Income Fund's transfer agent. Shares of Government Income Fund will be issued in the manner described in Government Income Fund's then-current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of shares of Government Income Fund in exchange for shares of the Series in a name other than that of the registered holder of the shares being exchanged on the books of the Series as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9 Any reporting responsibility with the Securities and Exchange Commission (SEC) or any state securities commission of Government Securities Trust with respect to the Series is and shall remain, the responsibility of the Series up to and including the Termination Date.

    1.10 All books and records of Government Securities Trust, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (Investment Company Act) and the rules and regulations thereunder, shall be available to Government Income Fund from and after the Closing Date and shall be turned over to Government Income Fund on or prior to the Termination Date.

    2.  VALUATION.

    2.1 The value of the Series' assets and liabilities to be acquired and assumed, respectively, by Government Income Fund shall be the net asset value computed as of 4:15 p.m., New York City time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in the Series' then-current prospectus and Government Securities Trust's statement of additional information.

    2.2 The net asset value of Class A and Class Z shares of Government Income Fund shall be the net asset value for Class A and Class Z shares computed on a class-by-class basis as of the Valuation Time, using the valuation procedures set forth in Government Income Fund's then-current prospectus and statement of additional information.

    2.3 The number of Government Income Fund shares to be issued (including fractional shares, if any) in exchange for the Series' net assets shall be calculated as set forth in paragraph 1.1.

    2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

    3.  CLOSING AND CLOSING DATE.


    3.1 The Closing Date shall be April 6, 2001 or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of Government Income Fund or at such other place as the parties may agree.


    3.2 State Street Bank and Trust Company (State Street), as custodian for the Series, shall deliver to Government Income Fund at the Closing, a certificate of an authorized officer of State Street stating that (a) the Series' portfolio securities, cash and any other assets have been transferred in proper form to Government Income Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Series and of the net asset value per share of Government Income Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4 Government Securities Trust shall deliver to Government Income Fund on or prior to the Termination Date the names and addresses of each of the shareholders of the Series and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the transfer agent of Government Securities Trust. Government Income Fund shall issue and deliver to Government Securities Trust at the Closing a confirmation or other evidence satisfactory to Government Securities Trust that shares of Government Income Fund have been or will be credited to the Series' account on the books of Government Income Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES.

    4.1  Government Securities Trust represents and warrants as follows:

        4.1.1 Government Securities Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and the Series has been duly established in accordance with the terms of Government Securities Trust's Declaration of Trust as a separate series of Government Securities Trust;

        4.1.2 Government Securities Trust is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.1.3 Government Securities Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of Government Securities Trust or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Series is a party or by which the Series is bound;

        4.1.4 All material contracts or other commitments to which the Series, or the properties or assets of the Series, is subject, or by which the Series is bound, except this Agreement, will be terminated on or prior to the Closing Date without the Series or Government Income Fund incurring any liability or penalty with respect thereto;

        4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Government Securities Trust or any of the properties or assets of the Series, except as previously disclosed in writing to Government Income Fund. Except as previously disclosed in writing to Government Income Fund, Government Securities Trust knows of no facts that might form the basis for the institution of such proceedings, and, with respect to the Series, Government Securities Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;


        4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of the Series at November 30, 2000 and for the fiscal year then ended (copies of which have been furnished to Government Income Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of the Series as of and for the period ended on such date, and there are no material known liabilities of the Series (contingent or otherwise) not disclosed therein;


        4.1.7 Since November 30, 2000, there has not been any material adverse change in the Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Government Income Fund. For the purposes of this paragraph 4.1.7, a decline in net assets, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.1.8 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of the Series required by law to have been filed on or before such dates shall have been timely filed, and all U.S. federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of Government Securities Trust's knowledge, all U.S. federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to any such returns;

        4.1.9 For each past taxable year since it commenced operations, the Series has elected to be treated as, and has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as, a regulated investment company and Government Securities Trust intends to cause the Series to make such election and meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, the Series has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.1.10 All issued and outstanding shares of the Series are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of the Series will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Government Income Fund in accordance with the provisions of paragraph 3.4. The Series has no outstanding options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

        4.1.11 At the Closing Date, Government Securities Trust will have good and marketable title to the assets of the Series to be transferred to Government Income Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Government Income Fund will acquire good and marketable title thereto;

        4.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of Government Securities Trust and by all necessary action, other than shareholder approval, on the part of the Series, and this Agreement constitutes a valid and binding obligation of Government Securities Trust and of the Series, subject to shareholder approval;

        4.1.13 The information furnished and to be furnished by Government Securities Trust for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and


        4.1.14 On the effective date of the registration statement filed with the SEC by Government Income Fund on Form N-14 relating to the shares of Government Income Fund issuable hereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of the Series and on the Closing Date, the Proxy Statement of the Series, the Prospectus of Government Income Fund, and the Statement of Additional Information of Government Income Fund to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended (1934 Act) and the Investment Company Act, and the rules and regulations under each such act, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Government Income Fund for use therein.


    4.2.  Government Income Fund represents and warrants as follows:

        4.2.1 Government Income Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

        4.2.2 Government Income Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.2.3 Government Income Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Government Income Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Government Income Fund is a party or by which Government Income Fund is bound;

        4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge threatened against Government Income Fund or any of its properties or assets, except as previously disclosed in writing to Government Securities Trust. Except as previously disclosed in writing to Government Securities Trust, Government Income Fund knows of no facts that might form the basis for the institution of such proceedings, and Government Income Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;


        4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Government Income Fund at February 29, 2000 and for the fiscal year then ended (copies of which have been furnished to Government Securities Trust) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Government Income Fund as of and for the period ended on such date, and there are no material known liabilities of Government Income Fund (contingent or otherwise) not disclosed therein;


        4.2.6 Since February 29, 2000, there has not been any material adverse change in Government Income Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Government Income Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Government Securities Trust. For the purposes of this paragraph 4.2.6, a decline in net assets, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.2.7 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of Government Income Fund required by law to have been filed on or before such dates shall have been filed, and all U.S. federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of Government Income Fund's knowledge, all U.S. federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.2.8 For each past taxable year since it commenced operations, Government Income Fund has elected to be treated as, and has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as, a regulated investment company and intends to make such election and meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Government Income Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.2.9 All issued and outstanding shares of Government Income Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Government Income Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class B shares which have the conversion feature described in Government Income Fund's current Prospectus;

        4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of Government Income Fund and by all necessary corporate action on the part of Government Income Fund, and this Agreement constitutes a valid and binding obligation of Government Income Fund;

        4.2.11 The shares of Government Income Fund to be issued and delivered to Government Securities Trust for and on behalf of the Series pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Government Income Fund, fully paid and non-assessable;

        4.2.12 The information furnished and to be furnished by Government Income Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and


        4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of the Series and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations under each such Act, (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in the light of the circumstances under which they were made, or necessary to make the statements therein not misleading and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by the Series for use therein.


    5.  COVENANTS OF GOVERNMENT SECURITIES TRUST AND GOVERNMENT INCOME FUND.

    5.1 Government Securities Trust, with respect to the Series, and Government Income Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof.

    5.2 Government Securities Trust covenants to call a meeting of the shareholders of the Series to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Trustees as set forth in Rule 17a-8(a) under the Investment Company Act).

    5.3 Government Securities Trust covenants that Government Income Fund shares to be received for and on behalf of the Series in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Government Securities Trust covenants that it will assist Government Income Fund in obtaining such information as Government Income Fund reasonably requests concerning the beneficial ownership of the Series' shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Government Securities Trust covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

    5.7 Government Securities Trust covenants that it will, from time to time, as and when requested by Government Income Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Government Income Fund may deem necessary or desirable in order to vest in and confirm to Government Income Fund title to and possession of all the assets of the Series to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8 Government Income Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.9 Government Income Fund covenants that it will, from time to time, as and when requested by Government Securities Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Government Securities Trust may deem necessary or desirable in order to (i) vest in and confirm to Government Securities Trust title to and possession of all the shares of Government Income Fund to be transferred to the shareholders of the Series pursuant to this Agreement and (ii) assume all of the liabilities of the Series in accordance with this Agreement.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT SECURITIES TRUST.

    The obligations of Government Securities Trust to consummate the transactions provided for herein shall be subject to the performance by Government Income Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of Government Income Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 Government Income Fund shall have delivered to Government Securities Trust on the Closing Date a certificate executed in its name by the President or a Vice President of Government Income Fund, in form and substance satisfactory to Government Securities Trust and dated as of the Closing Date, to the effect that the representations and warranties of Government Income Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Government Securities Trust shall reasonably request.

    6.3 Government Securities Trust shall have received on the Closing Date a favorable opinion from (i) Piper Marbury Rudnick & Wolfe, LLP, special counsel to Government Income Fund, with respect to items in this section that relate to matters of Maryland law, and (ii) Swidler Berlin Shereff Friedman, LLP, counsel to Government Income Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

        6.3.1 Government Income Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

        6.3.2 This Agreement has been duly authorized, executed and delivered by Government Income Fund and, assuming due authorization, execution and delivery of the Agreement by Government Securities Trust on behalf of the Series, is and constitutes a valid and legally binding obligation of Government Income Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. Such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement;


        6.3.3 The shares of Government Income Fund to be distributed to the shareholders of the Series under this Agreement, assuming their due authorization and delivery as contemplated by this Agreement, and upon delivery against transfer of the Series' assets, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of Government Income Fund has any pre-emptive right to subscribe therefor or purchase such shares;



        6.3.4 The execution and delivery of this Agreement did not, and the performance by Government Income Fund of its obligations hereunder will not,
    (i) violate Government Income Fund's Articles of Restatement or Amended and Restated By-Laws or (ii) assuming that all applicable notice requirements relating to any affiliate of Government Income Fund have been complied with or waived, result in a default or a breach of (a) the Management Agreement, dated July 1, 1988, between Prudential-Bache Government Plus Fund, Inc., and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated July 31, 1990 between Prudential Government Plus Fund, Inc. and State Street Bank and Trust Company, as amended on February 22, 1999, (c) the Distribution Agreement, dated June 1, 1998, between Prudential Government Income
    Fund, Inc. and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement, dated January 1, 1988, between Prudential-Bache Government Plus Fund, Inc. and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc., as amended on August 24, 1999; except where such default or breach would not have a material adverse effect on Government Income Fund;



        6.3.5 To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Government Income Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;


        6.3.6 Government Income Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

        6.3.7 Such counsel knows of no litigation or government proceeding instituted or threatened against Government Income Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT INCOME FUND.

    The obligations of Government Income Fund to complete the transactions provided for herein shall be subject to the performance by Government Securities Trust of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of Government Securities Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

    7.2 Government Securities Trust shall have delivered to Government Income Fund on the Closing Date a statement of the assets and liabilities of the Series, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of the portfolio securities of the Series showing the adjusted tax basis of such securities by lot, as of the Closing Date, certified by the Treasurer of Government Securities Trust.

    7.3 Government Securities Trust shall have delivered to Government Income Fund on the Closing Date a certificate executed in its name by the President or one of the Vice Presidents of Government Securities Trust, in form and substance satisfactory to Government Income Fund and dated as of the Closing Date, to the effect that the representations and warranties of Government Securities Trust made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Government Income Fund shall reasonably request.

    7.4 On or immediately prior to the Closing Date, Government Securities Trust shall have declared and paid to the shareholders of record of the Series one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of the Series' investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gain, if any, of the Series for all completed taxable years from the inception of the Series through November 30, 2000, and for the period from and after November 30, 2000 through the Closing Date.

    7.5 Government Income Fund shall have received on the Closing Date a favorable opinion from (i) Sullivan & Worcester, LLP, special counsel to Government Securities Trust, with respect to items in this section that relate to matters of Massachusetts law, and (ii) Swidler Berlin Shereff Friedman, LLP, counsel to Government Securities Trust, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

        7.5.1 Government Securities Trust is duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted and the Series has been duly established in accordance with the terms of Government Securities Trust's Declaration of Trust as a separate series of Government Securities Trust;

        7.5.2 This Agreement has been duly authorized, executed and delivered by Government Securities Trust on behalf of the Series and, assuming due authorization, execution and delivery of the Agreement by Government Income Fund is and constitutes a valid and legally binding obligation of Government Securities Trust enforceable against the assets of the Series in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement;

        7.5.3 The execution and delivery of the Agreement did not, and the performance by Government Securities Trust of its obligations hereunder will not, (i) violate Government Securities Trust's Amended and Restated Declaration of Trust or Amended and Restated By-Laws or (ii) assuming that all applicable notice requirements relating to any affiliate of Government Securities Trust have been complied with or waived, result in a default or a breach of (a) the Management Agreement, dated August 9, 1988, as amended on November 19, 1993, between Prudential Government Securities Trust and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated July 26, 1990, as amended on February 22, 1999, between Prudential Government Securities Trust and State Street Bank and Trust Company, (c) the Distribution Agreement dated June 1, 1998, between Prudential Government Securities Trust and Prudential Investment Management Services LLC, and
    (d) the Transfer Agency and Service Agreement, dated January 1, 1988, between Prudential-Bache Government Securities Trust and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc., as amended on August 24, 1999; except where such default or breach would not have a material adverse effect on Government Securities Trust;



        7.5.4 To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Government Securities Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;


        7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against Government Securities Trust, involving the Series, that would be required to be disclosed in its Registration Statement on Form N-1A and is not so disclosed; and

        7.5.6 Government Securities Trust has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT INCOME FUND AND GOVERNMENT SECURITIES TRUST.

    The obligations of Government Income Fund and Government Securities Trust hereunder are subject to the further conditions that on or before the Closing
Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Trustees of Government Securities Trust and the Board of Directors of Government Income Fund, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act,
(b) the Board of Directors of Government Income Fund as to the assumption by Government Income Fund of the liabilities of the Series and (c) the holders of the outstanding shares of the Series in accordance with the provisions of Government Securities Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions or other documents, as applicable, evidencing such approvals shall have been delivered to Government Income Fund and Government Securities Trust, as applicable.

    8.2 Any proposed change to Government Income Fund's operations that may be approved by the Board of Directors of Government Income Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Government Income Fund shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of Government Income Fund in accordance with the Investment Company Act and General Corporation Law of the State of Maryland, and certified copies of the resolutions evidencing such approval shall have been delivered to Government Securities Trust.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Government Income Fund or Government Securities Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Government Income Fund or the Series, provided that either party hereto may for itself waive any part of this condition.

    8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    8.6 The Funds shall have received, with respect to the Series, on or before the Closing Date, an opinion of Swidler Berlin Shereff Friedman, LLP or a ruling from the Internal Revenue Service satisfactory to each of them, substantially to the effect that for federal income tax purposes:

        8.6.1 The acquisition by Government Income Fund of the assets of the Series in exchange solely for voting shares of Government Income Fund and the assumption by Government Income Fund of the Series' liabilities, if any, followed by the distribution of Government Income Fund's voting shares acquired by Government Securities Trust pro rata to the Series' shareholders, pursuant to its termination and constructively in exchange for the Series' shares, will constitute a reorganization within the meaning of
    Section 368(a)(1)(C) of the Internal Revenue Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

        8.6.2 The Series' shareholders will not recognize gain or loss upon the constructive exchange of all of their shares of the Series solely for shares of Government Income Fund in complete termination of the Series, as described above and in the Agreement;

        8.6.3 No gain or loss will be recognized by the Series upon the transfer of its assets to Government Income Fund in exchange solely for Class A and Class Z shares, as applicable, of Government Income Fund and the assumption by Government Income Fund of the Series' liabilities, if any, and the subsequent distribution of those shares to the Series' shareholders in complete termination of the Series;

        8.6.4 No gain or loss will be recognized by Government Income Fund upon the acquisition of the Series' assets in exchange solely for Class A and Class Z shares, as applicable, of Government Income Fund and the assumption of the Series' liabilities, if any;

        8.6.5 Government Income Fund's basis for the assets of the Series acquired in the reorganization will be the same as the basis of these assets when held by the Series immediately before the transfer, and the holding period of such assets acquired by Government Income Fund will include the holding period of these assets when held by the Series;

        8.6.6 The Series shareholders' bases for the shares of Government Income Fund to be received by them pursuant to the reorganization will be the same as their basis for the shares of the Series to be constructively surrendered in exchange therefor; and

        8.6.7 The holding period of Government Income Fund shares to be received by the Series' shareholders will include the period during which the shares of the Series to be constructively surrendered in exchange therefor were held; provided that the Series' shares surrendered were held as capital assets by those shareholders as defined in Section 1221 of the Internal Revenue Code, on the date of the exchange.

    9.  FINDER'S FEES AND EXPENSES.

    9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to Government Income Fund and the Series pro rata in a fair and equitable manner in proportion to their respective assets.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1  This Agreement constitutes the entire agreement between the Funds.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION.

    Either Government Income Fund or Government Securities Trust, on behalf of the Series, may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date;

    11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3 A mutual written agreement of Government Securities Trust and Government Income Fund.

    In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of Government Income Fund and the Series to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of Government Income Fund or any Trustee or officer of Government Securities Trust.

    12.  AMENDMENT.

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Government Securities Trust pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Government Income Fund to be distributed to the Series' shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES.

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102,
Attention: Deborah A. Docs.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT.

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    15. NO LIABILITY OF SHAREHOLDERS OR TRUSTEES OF GOVERNMENT SECURITIES TRUST; AGREEMENT AN OBLIGATION ONLY OF THE SERIES, AND ENFORCEABLE ONLY AGAINST ASSETS OF THE SERIES.

    The name "Prudential Government Securities Trust" is the designation of the Trustees from time to time acting under an Amended and Restated Declaration of Trust dated September 6, 1988, as the same may be from time to time amended, and the name "Short-Intermediate Term Series" is the designation of a portfolio of the assets of Government Securities Trust. Government Income Fund acknowledges that it must look, and agrees that it shall look, solely to the assets of the Series for the enforcement of any claims arising out of or based on the obligations of Government Securities Trust hereunder, and with respect to obligations relating to the Series, only to the assets of the Series, and in particular that (i) neither the Trustees, officers, employees, agents or shareholders of Government Securities Trust assume or shall have any personal liability for obligations of Government Securities Trust hereunder, and
(ii) none of the assets of Government Securities Trust other than the portfolio assets of the Series may be resorted to for the enforcement of any claim based on the obligations of Government Securities Trust hereunder.


    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the Vice President or President of each Fund.



                                Prudential Government Securities Trust

                                By:           /s/ David R. Odenath, Jr.
                                      ------------------------------------------

                                Name:           David R. Odenath, Jr.

                                Title:                 President

                                Prudential Government Income Fund, Inc.

                                By:              /s/ Robert F. Gunia
                                      ------------------------------------------

                                Name:              Robert F. Gunia

                                Title:               Vice President

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS



1    VOTING INFORMATION
3    Vote Required

3    SYNOPSIS
4    Investment Objectives and Policies
5    Purchases, Redemptions, Exchanges and Distributions
5    The Proposed Merger
6    Expense Structures
7    Comparative Fees and Expenses Tables
10   Examples of the Effect of Series and Government Income Fund
     Expenses
11   Pro Forma Capitalization and Ratios
12   Performance Comparisons of the Series and Government Income
     Fund
13   Forms of Organization

15   COMPARISON OF PRINCIPAL RISK FACTORS

16   INVESTMENT OBJECTIVES AND POLICIES
16   Investment Objectives
17   Principal Investment Strategies

18   COMPARISON OF OTHER POLICIES OF THE SERIES AND GOVERNMENT
     INCOME FUND
18   Diversification
18   Borrowing
18   Lending
18   Illiquid Securities
18   Temporary Defensive Investments

18   OPERATIONS OF GOVERNMENT INCOME FUND FOLLOWING THE MERGER

19   PURCHASES, REDEMPTIONS AND EXCHANGES
19   Purchasing Shares
19   Redeeming Shares
20   Minimum Investment Requirements
20   Purchases and Redemptions of the Series and Government
     Income Fund
20   Exchanges of Series and Government Income Fund Shares
20   Dividends and Other Distributions

20   FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE MERGER

21   THE PROPOSED TRANSACTION
21   Agreement and Plan of Reorganization
22   Reasons for the Merger
23   Description of the Securities to be Issued
24   U.S. Federal Income Tax Considerations
25   Conclusion

25   ADDITIONAL INFORMATION ABOUT GOVERNMENT INCOME FUND

25   MISCELLANEOUS
25   Legal Matters
25   Independent Accountants
25   Available Information
26   Notice to Banks, Broker-Dealers and Voting Trustees and
     Their Nominees

26   SHAREHOLDER PROPOSALS

26   OTHER BUSINESS

A-1  ATTACHMENT A: Agreement and Plan of Reorganization between
     Prudential Government Securities Trust and Prudential
     Government Income Fund, Inc.

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102 - 4077


                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
                        (Short-Intermediate Term Series)
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077


                                      PROXY

                    Special Meeting of Shareholders (Meeting)
                            March 22, 2001, 10:30 a.m.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Robert F. Gunia, Deborah A. Docs and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Government Securities Trust (Short-Intermediate Term Series), held of record by the undersigned on January 19, 2001, at the Meeting to be held on March 22, 2001 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED JANUARY 31, 2001 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1)   Read the Proxy Statement and have this Proxy card at hand.
2)   Call 1-800-690-6903 toll free.
3) Enter the 12 digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)   Read the Proxy Statement and have this Proxy card at hand.
2)   Go to Web site www.proxyvote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on the right side of this Proxy card to enter your vote.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

    PRUDENTIAL GOVERNMENT SECURITIES TRUST (Short-Intermediate Term Series)

The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposal                             For         Against         Abstain

1)   To approve an Agreement and             / /           / /             / /
     Plan of Reorganization between
     Prudential Government
     Securities Trust, on behalf of
     Short-Intermediate Term Series
     and Prudential Government
     Income Fund, Inc.

          For address changes, please check this box    / /
          and write them on the back.

Please be sure to sign and date this Proxy.



---------------------------------------

---------------------------------------              ---------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                          Date

---------------------------------------

---------------------------------------              ---------------------------
Signature (Joint Owners)                                        Date

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                         SHORT-INTERMEDIATE TERM SERIES
                                       OF
                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852


                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 31, 2001



    This Statement of Additional Information specifically relates to the proposed transaction (Merger) between Short-Intermediate Term Series, a series of Prudential Government Securities Trust (Government Securities Trust), and Prudential Government Income Fund, Inc. (Government Income Fund) pursuant to which Short-Intermediate Term Series will transfer all of its assets to, and all of its liabilities will be assumed by, Government Income Fund. Government Income Fund will be the surviving corporation, and each whole and fractional share of Short-Intermediate Term Series, shall be exchanged for whole and fractional shares of equal net asset value of Government Income Fund to occur on April 6, 2001, or such later date as the parties may agree. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:


     1. Pro Forma Financial Statements as of August 31, 2000.

     2. Statement of Additional Information of Government Income Fund dated May 4, 2000.

     3. Annual Report to Shareholders of Government Income Fund for the fiscal year ended February 29, 2000.

     4. Semi-Annual Report to Shareholders of Government Income Fund for the six month period ended August 31, 2000.

     5. Annual Report to Shareholders of Short-Intermediate Term Series for the fiscal year ended November 30, 2000.


    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated January 31, 2001, relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from Government Income Fund, without charge, by writing or calling Government Income Fund at the address or phone number listed above. This Statement of Additional Information has been incorporated by reference into the Prospectus and Proxy Statement.

                                           PRO FORMA FINANCIAL STATEMENTS
                                         PRO FORMA PORTFOLIO OF INVESTMENTS
                                                    AUGUST 31, 2000
                                                      (UNAUDITED)

             PRINCIPAL AMOUNT (000)                                                                   VALUE
------------------------------------------                                        -------------------------------------------------
                          PRO-FORMA:                                                                                  PRO-FORMA:
GST - SHORT   GOVERNMENT  GOVERNMENT                                              GST - SHORT        GOVERNMENT        GOVERNMENT
INTERMEDIATE   INCOME      INCOME            DESCRIPTION                          INTERMEDIATE         INCOME           INCOME*
--------------------------------------------------------------------------------  --------------   ----------------  --------------
                                   LONG-TERM INVESTMENTS - 98.9%
                                   U.S. GOVERNMENT AGENCY MORTGAGE PASS -
                                        THROUGHS - 43.6%
                                   Federal Home Loan Mortgage Corp.,
   $    47                $    47     7.375% 03/01/06                              $      47,476                     $      47,476
               $    382       382     7.50%, 06/01/24                                               $         382              382
                  3,751     3,751     8.00%, 01/01/22 - 05/01/23                                        3,812,680        3,812,680
                  1,704     1,704     8.50%, 06/01/07 - 04/01/20                                        1,733,998        1,733,998
       505        3,651     4,156     9.00%, 09/01/05 - 01/01/20                         514,233        3,774,698        4,288,931
                    815       815     11.50%, 10/01/19                                                    892,751          892,751
                                   Federal National Mortgage Assoc.,
     6,000       67,000    73,000     6.00%, 09/01/15 - 08/31/30                       5,735,580       64,047,310       69,782,890
     8,000       53,000    61,000     6.50%, 09/01/15 - 8/31/30                        7,790,000       51,608,750       59,398,750
     4,813       29,258    34,071     7.00%, 07/01/03 - 06/01/30                       4,797,976       28,679,203       33,477,179
                 30,898    30,898     7.125%, 02/01/07                                                 30,579,736       30,579,736
    10,167       53,061    63,228     7.50%, 12/01/06 - 08/31/30                      10,202,533       53,287,969       63,490,502
                      6         6     8.00%, 10/01/24                                                       5,673            5,673
                  2,137     2,137     8.50%, 06/01/17 - 03/01/25                                        2,187,123        2,187,123
                  2,653     2,653     9.00%, 08/01/24 - 04/01/25                                        2,733,567        2,733,567
                    579       579     9.50%, 10/01/19 - 03/01/25                                          603,332          603,332
                                   Government National Mortgage Assoc.,
                 50,588    50,588     7.00%, 02/15/09 - 02/15/29                                       49,797,467       49,797,467
                 95,334    95,334     7.50%, 05/15/02 - 12/15/99                                       95,394,279       95,394,279
                 67,940    67,940     8.00%, 07/15/16 - 03/15/24                                       69,152,513       69,152,513
                 13,613    13,613     8.50%, 04/15/25                                                  13,972,585       13,972,585
                  6,980     6,980     9.50%, 10/15/09 - 12/15/17                                        7,322,915        7,322,915
                                   Government National Mortgage Assoc. II,
                  1,091     1,091     9.50%, 05/20/18 - 08/20/21                                        1,130,970        1,130,970
                                                                                   -------------- ---------------- ----------------

                                   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS -
                                        THROUGHS
                                   (COST $28,998,701 AND $476,481,932)                29,087,798      480,717,901      509,805,699
                                                                                   -------------- ---------------- ----------------


                                   U.S. GOVERNMENT OBLIGATIONS - 23.8%
                                   United States Treasury Notes,
     9,157                  9,157     5.875%, 11/15/04                                 9,105,446                         9,105,446
                                   United States Treasury Bonds,
                 20,475    20,475     6.125%, 08/15/29                                                 21,447,563       21,447,563
                 23,035    23,035     7.125%, 02/15/23                                                 26,439,803       26,439,803
                 39,000    39,000     7.50%, 11/15/24                                                  46,909,590       46,909,590
                  5,500     5,500     8.00%, 11/15/21                                                   6,856,960        6,856,960
                 26,470    26,470     8.125%, 08/15/19                                                 32,926,298       32,926,298
                 30,400    30,400     8.125%, 08/15/21                                                 38,275,424       38,275,424
                  5,945     5,945     8.75%, 05/15/17                                                   7,682,961        7,682,961
                 11,000    11,000     8.75%, 05/15/20                                                  14,537,160       14,537,160
                 12,000    12,000     8.75%, 08/15/20                                                  15,885,000       15,885,000
                 44,000    44,000     11.75%, 02/15/10                                                 53,267,280       53,267,280
                                   United States Treasury Strips,
                  6,200     6,200     Zero Coupon, 11/15/09                                             3,556,692        3,556,692
                    500       500     Zero Coupon, 11/15/15                                               204,430          204,430
                  3,750     3,750     Zero Coupon, 02/15/18                                             1,347,712        1,347,712
                                                                                   -------------- ---------------- ----------------

                                   TOTAL U.S. GOVERNMENT OBLIGATIONS
                                   (COST $9,047,552 AND $270,327,983)                  9,105,446      269,336,873      278,442,319
                                                                                   -------------- ---------------- ----------------


                                   U.S. GOVERNMENT AGENCY SECURITIES - 21.4%
                                   Federal Home Loan Bank,
                 25,000    25,000     5.75%, 10/15/07                                                  24,591,797       24,591,797
                                   Federal National Mortgage Assoc., M.T.N.,
    10,000                 10,000     5.50%, 10/12/01                                  9,832,800                         9,832,800
    15,600                 15,600     5.625%, 05/14/04                                15,024,672                        15,024,672
                 13,500    13,500     5.875%, 04/23/04                                                 12,964,185       12,964,185
                 40,000    40,000     6.06%, 05/21/03                                                  39,006,400       39,006,400
  5,000.00       15,000    20,000     6.30%, 09/25/02                                  4,930,450       14,791,350       19,721,800
                                   Small Business Administration,
                 15,070    15,070     Ser. 1995-20B, 8.15%, 02/01/15                                   15,753,255       15,753,255
                 18,976    18,976     Ser. 1995-20L, 6.45%, 12/01/15                                   18,240,797       18,240,797
                 27,197    27,197     Ser. 1996-20H, 7.25%, 08/01/16                                   27,220,185       27,220,185
                 16,414    16,414     Ser. 1996-20K, 6.95%, 11/01/16                                   16,175,162       16,175,162
                  8,209     8,209     Ser. 1997-20A, 7.15%, 01/01/17                                    8,172,165        8,172,165
                 13,245    13,245     Ser. 1998-20I, 6.00%, 09/01/18                                   12,343,849       12,343,849
                                   Tennessee Valley Authority,
                    600       600     Ser. 1993-D, 7.25%, 07/15/43                                        567,084          567,084
                 30,000    30,000     Ser. 1995-B, 6.235%, 07/15/45                                    30,073,800       30,073,800
                                                                                   -------------- ---------------- ----------------

                                   TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                                   (COST $30,624,485 AND $226,389,577)                29,787,922      219,900,029      249,687,951
                                                                                   -------------- ---------------- ----------------


                                   CORPORATE BONDS - 2.8%
                                   California Infra & Economic
  3,000.00                  3,000     6.28%, 09/25/05                                  2,954,040                         2,954,040
                                   New Jersey Economic Development Authority,
                                        Ser. A,
                 30,000    30,000     7.425%, 02/15/29                                                 29,763,000       29,763,000
                                                                                   -------------- ---------------- ----------------

                                   TOTAL CORPORATE BONDS
                                   (COST $2,952,187 AND $31,091,850)                   2,954,040       29,763,000       32,717,040
                                                                                   -------------- ---------------- ----------------


                                   COLLATERALIZED MORTGAGE OBLIGATIONS - 5.6%
                                   Asset Securitization Corp.,
                  5,255     5,255     Ser. 1997-D4, Class A1A, 7.35%, 04/14/29                          5,280,157        5,280,157
                                   Federal Home Loan Mortgage Corp.,
    13,090        8,727    21,817     5.75%, 04/15/00                                 12,775,202        8,516,802       21,292,004
     6,500                  6,500     6.50% 07/15/10                                   6,321,250                         6,321,250
                                   Federal National Mortgage Assoc., REMIC Trust
                                        1993-76, Class B,
     2,104       11,570    13,674     6.00%, 06/25/08                                  1,990,643       10,948,534       12,939,177
     2,190                  2,190     6.50%, 05/25/08                                  2,143,998                         2,143,998
    11,569                 11,569     7.00%, 01/18/24                                 11,482,547                        11,482,547
                                   Resolution Trust Corp.,
                  4,301     4,301      Ser. 1994-1, Class B2, 7.75%, 09/25/29                           4,162,944        4,162,944
                                    Ryland Mortgage Participation Securities,
                    761       761     Ser. 1993-3, Class A3, 7.232%, 09/25/24,
                                        (ARM)                                                             722,902          722,902
                                   Structured Asset Securities Corp.,
                  1,042     1,042     Ser. 1995-C1, Class C, 7.375%, 09/25/24                           1,037,747        1,037,747
                                                                                   -------------- ---------------- ----------------

                                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                   (COST $34,448,959 AND $30,459,697)                 34,713,640       30,669,086       65,382,726
                                                                                   -------------- ---------------- ----------------

                                          PRO FORMA FINANCIAL STATEMENTS
                                         PRO FORMA PORTFOLIO OF INVESTMENTS
                                                    AUGUST 31, 2000
                                                      (UNAUDITED)


             PRINCIPAL AMOUNT (000)                                                                   VALUE
------------------------------------------                                        -------------------------------------------------
                           PRO-FORMA                                                                                   PRO-FORMA
GST - SHORT   GOVERNMENT   GOVERNMENT                                              GST - SHORT        GOVERNMENT       GOVERNMENT
INTERMEDIATE   INCOME       INCOME             DESCRIPTION                         INTERMEDIATE         INCOME           INCOME*
--------------------------------------------------------------------------------  --------------   ----------------  --------------

                                   U.S. GOVERNMENT AGENCY - STRIPPED SECURITY
                                        - 0.3%

                                   Financing Corp.,
                  5,000     5,000     Zero Coupon, 03/07/04
                                   (COST $0 AND $4,061,870)                                    -        3,938,500        3,938,500
                                                                                   -------------- ---------------- ----------------


                                   ASSET BACKED SECURITIES - 1.4%
                                   Aesop Funding II LLC,
                 10,000    10,000     Ser. 1997-1, Class A2, 6.40%, 10/20/03                            9,877,309        9,877,309
                                   Capital One Master Trust                                                                      -
  5,000.00                  5,000     5.43%, Ser. 98-4 A, 1/15/07                      4,786,620                         4,786,620
                                   Premier Auto Trust
  1,605.00                  1,605     5.77%, Ser. 98-2 A3, 1/06/02                     1,601,461                         1,601,461

                                                                                   -------------- ---------------- ----------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (COST $6,617,031 AND $9,998,437)                    6,388,081        9,877,309       16,265,390
                                                                                   -------------- ---------------- ----------------

                                   TOTAL LONG-TERM INVESTMENTS (COST $112,688,915
                                        AND $1,048,811,346)                          112,036,927    1,044,202,698    1,156,239,625
                                                                                   ------------------------------------------------


                                   SHORT-TERM INVESTMENTS - 21.4%
                                   COMMERCIAL PAPER - 17.7%
                                   American Home Product Corp.,
     3,050       29,100    32,150     6.50%, 09/07/00                                  3,046,696       29,068,475       32,115,171
                                   Barton Capital Corp.,
                 28,000    28,000     6.51%, 09/08/00                                                  27,964,557       27,964,557
     4,650       14,388    19,038     6.53%, 09/08/00                                  4,644,096       14,369,731       19,013,827
                                   Blue Ridge Asset Funding Corp.,
  4,650.00       42,400    47,050     6.52%, 09/13/00                                  4,639,894       42,307,851       46,947,745
                                   Edison Asset Securitization, LLC,
                 12,090    12,090     6.51%, 09/14/00                                                  12,061,578       12,061,578
                                   Receivable Capital Corp.,
                 19,657    19,657     6.50%, 09/14/00                                                  19,610,861       19,610,861
                                   Thunder Bay Funding, Inc.,
     3,000       10,772    13,772     6.52%, 09/11/00                                  2,994,567       10,752,491       13,747,058
                                   Windmill Funding Corp.,
                 20,559    20,559     6.51%, 09/05/00                                                  20,544,129       20,544,129
                 10,323    10,323     6.51%, 09/07/00                                                  10,311,799       10,311,799
  4,650.00          634     5,284     6.51%, 09/12/00                                  4,640,750          632,739        5,273,489
                                                                                   -------------- ---------------- ----------------

                                   TOTAL COMMERCIAL PAPER
                                   (COST $19,966,003 AND $187,624,211)                19,966,003      187,624,211      207,590,214
                                                                                   -------------- ---------------- ----------------


                                   REPURCHASE AGREEMENT - 3.7%
                                   Joint Repurchase Agreement Account,
     4,595       38,204    42,799     6.59%, 09/01/00
                                   (COST $4,595,000 AND $38,204,000; NOTE 5)           4,595,000       38,204,000       42,799,000
                                                                                   -------------- ---------------- ----------------

                                   TOTAL SHORT-TERM INVESTMENTS (COST $24,561,003
                                        AND $225,828,211)                             24,561,003      225,828,211      250,389,214
                                                                                   -------------- ---------------- ----------------

                                   TOTAL INVESTMENTS  (COST $137,249,918 AND
                                        $1,274,639,557) - 120.3%                     136,597,930    1,270,030,909    1,406,628,839
                                   LIABILITIES IN EXCESS OF OTHER ASSETS - (20.3)%   (20,793,869)    (216,367,985)    (237,161,854)
                                                                                   -------------- ---------------- ----------------

                                   NET ASSETS--  100%                              $ 115,804,061  $ 1,053,662,924  $ 1,169,466,985
                                                                                   ============== ================ ================


The Prudential Government Income Fund, Inc. does not anticipate having to sell any securities as a result of the Merger, although Prudential Government Income Fund will continue to purchase and sell assets in the ordinary course of business.

                             PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES
                                             AUGUST 31, 2000
                                               (UNAUDITED)


                                                                                                                   PRO FORMA:
                                                                      SHORT GST      PRUDENTIAL                    PRUDENTIAL
                                                                    INTERMEDIATE     GOVERNMENT    PRO FORMA       GOVERNMENT
                                                                     TERM SERIES     INCOME FUND   ADJUSTMENTS     INCOME FUND
                                                                   --------------  --------------- -----------  -----------------
ASSETS
Investments, at value (cost $137,249,918
  and $1,274,639,557, respectively) ...........................    $ 136,597,930   $ 1,270,030,909                $1,406,628,839
Cash ..........................................................          142,570           127,275                       269,845
Interest receivable ...........................................        1,144,897         8,401,602                     9,546,499
Due from broker - variation margin ............................            8,203            46,748                        54,951
Receivable for investments sold ...............................        3,899,250        45,823,688                    49,722,938
Receivable for Fund shares sold ...............................           20,473           879,314                       899,787
Securities lending income receivable ..........................              870                 -                           870
Prepaid expenses and other assets .............................            3,960            31,176                        35,136
                                                                   --------------  ----------------               ---------------
        Total assets ..........................................      141,818,153     1,325,340,712                 1,467,158,865
                                                                   --------------  ----------------               ---------------

LIABILITIES
Payable for investments purchased .............................       25,422,313       266,663,474                   292,085,787
Payable for Fund shares reacquired ............................          146,425         2,641,675                     2,788,100
Accrued expenses ..............................................          238,981           948,495                     1,187,476
Management fee payable ........................................           37,803           449,059                       486,862
Dividend payable ..............................................          151,131           696,875                       848,006
Distribution fee payable ......................................           16,809           278,210                       295,019
                                                                   --------------  ----------------               ---------------
        Total liabilities .....................................       26,013,462       271,677,788                   297,691,250
                                                                   --------------  ----------------               ---------------

NET ASSETS ....................................................    $ 115,804,691    $1,053,662,924                $1,169,467,615
                                                                   ==============  ================               ===============

Net assets were comprised of:
        Common stock, at par ..................................    $     122,537    $    1,229,062   $   12,600(a)  $    1,364,199
        Paid in capital in excess of par ......................      146,685,237     1,216,079,811     (12,600)(a)  1,362,752,448
                                                                  --------------  ----------------                ---------------
                                                                     146,807,774     1,217,308,873                 1,364,116,647
Accumulated net realized loss on investments ..................      (30,359,299)     (159,258,738)                 (189,618,037)
Net unrealized depreciation on investments ....................         (643,784)       (4,387,211)                   (5,030,995)
                                                                   --------------  ----------------               ---------------
Net assets, August 31, 2000 ...................................    $ 115,804,691    $1,053,662,924                $1,169,467,615
                                                                   ==============  ================               ===============


Class A:
        Net assets ............................................    $ 109,300,067    $  803,228,925                $  912,528,992
        Shares of beneficial interest and common
        stock issued and outstanding, respectively ............       11,568,295        93,694,385    1,185,505(b)     106,448,185
                                                                   --------------  ----------------               ---------------
        Net asset value and redemption price per
        share outstanding .....................................    $        9.45    $        8.57                 $        8.57
        Maximum sales charge (0% and 4% of offering
        price, respectively) ..................................               -              0.36                          0.36
                                                                   --------------  ----------------               ---------------

        Maximum offering price to public ......................    $        9.45    $        8.93                  $       8.93
                                                                   ==============  ================               ===============

Class B:
        Net assets ............................................    $           -    $  144,690,719                $   144,690,719
        Shares of beneficial interest and common stock issued and
        outstanding, respectively .............................                -        16,865,238                    16,865,238
                                                                   --------------  ----------------               ---------------
        Net asset value, offering price and redemption price
        per share outstanding .................................    $           -    $         8.58                $         8.58
                                                                   ==============  ================               ===============

Class C:
        Net assets ............................................    $           -    $    7,836,984                $    7,836,984
        Shares of beneficial interest and common stock issued
        and outstanding, respectively .........................                -           913,498                       913,498
                                                                   --------------  ----------------               ---------------
         Net asset value and redemption price per share
         outstanding ..........................................    $           -    $         8.58                $         8.58
         Sales charge (0% and 1% of offering price,
         respectively) ........................................                -              0.09                          0.09
                                                                   --------------  ----------------               ---------------
         Offering price to public .............................    $           -    $         8.67                $         8.67
                                                                   ==============  ================               ===============

Class Z:
        Net assets ............................................    $   6,504,624    $   97,906,296                $  104,410,920
        Shares of beneficial interest and common stock issued
        and outstanding, respectively .........................          685,444        11,433,090      74,442(b)      12,192,976
                                                                   --------------  ----------------               ---------------
        Net asset value, offering price and redemption price
        per share outstanding .................................    $        9.49    $         8.56                $         8.56
                                                                   ==============  ================               ===============


(a) Represents the difference between par value of additional shares to be issued (See Note 2) and current par value of common stocks of Prudential Government Securities Trust-Short-Intermediate Term Series.

(b) Represents the difference between total additional shares to be issued (See Note 2) and current Prudential Government Income Fund, Inc. shares outstanding.

                              PRO-FORMA STATEMENT
                                 OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2000
                                  (UNAUDITED)

                                                                                                              PRO FORMA:
                                                    GST               PRUDENTIAL                              PRUDENTIAL
                                             SHORT INTERMEDIATE       GOVERNMENT         PRO FORMA            GOVERNMENT
                                                TERM SERIES           INCOME FUND       ADJUSTMENTS           INCOME FUND
                                           ----------------------  -----------------  -------------------  ---------------
Net Investment Income
Income
   Interest..............................            $7,860,583         $83,212,222                           $91,072,805
   Income from securities loaned, net....                12,716              21,486                                34,202
                                           ----------------------  -----------------  -------------------  ---------------
Total income                                          7,873,299          83,233,708                   0        91,107,007
                                           ----------------------  -----------------  -------------------  ---------------
Expenses
    Management fee.......................               508,847           5,586,492             119,395(a)      6,214,734
    Distribution Fee- Class A............               220,457           2,052,740              75,669(a)      2,348,866
    Distribution Fee- Class B............                     0           1,585,477                             1,585,477
    Distribution Fee- Class C............                     0              62,889                                62,889
    Transfer agent's fees & expenses.....               214,000           2,105,000                             2,319,000
    Custodian's fees & expenses..........                65,000             208,000             (50,000)(b)       223,000
    Reports to shareholders..............                59,000             173,000             (30,000)(b)       202,000
    Audit fee & expenses.................                35,000              44,000             (35,000)(b)        44,000
    Registration fees....................                23,000              42,000             (23,000)(b)        42,000
    Legal fees & expenses................                31,000               5,000             (15,000)(b)        21,000
    Trustees'/ Directors' fees...........                13,000              20,000              (2,000)(b)        31,000
    Insurance expense....................                 2,200              20,000              (3,200)(b)        19,000
    Miscellaneous........................                 3,268               4,717              (2,985)(b)         5,000
                                           ----------------------  -----------------  -------------------  ---------------
                    Total expenses.......             1,174,772          11,909,315              33,879        13,117,966
                                           ----------------------  -----------------  -------------------  ---------------
   Net investment income.................             6,698,527          71,324,393             (33,879)       77,989,041
                                           ----------------------  -----------------  -------------------  ---------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
    Investment transactions..............            (2,089,927)        (35,178,428)                          (37,268,355)
   Financial futures contracts...........                  (706)         (1,046,124)                           (1,046,830)
                                           ----------------------  -----------------  -------------------  ---------------
                                                     (2,090,633)        (36,224,552)                          (38,315,185)
Net change in unrealized appreciation
(depreciation) of:
    Investments..........................            (5,850,628)         37,539,670                            31,689,042
    Financial futures contracts..........                 8,203             316,468                               324,671
                                           ----------------------  -----------------  -------------------  ---------------
                                                     (5,842,425)         37,856,138                            32,013,713
Net gain (loss) on investments...........            (7,933,058)          1,631,586                            (6,301,472)
                                           ----------------------  -----------------  -------------------  ---------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..............           $(1,234,531)        $72,955,979                            71,721,448
                                           ======================  =================  ===================  ===============


(a) Reflects adjustments to investment management fees and plan of distribution fees based on surviving Fund's fee schedule.
(b) Reflects the elimination of duplicate services or fees.

                     PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)


1. BASIS OF COMBINATION - The Pro-Forma Statement of Assets and Liabilities, including the Portfolio of Investments at August 31, 2000 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended August 31, 2000, reflect the accounts of Prudential Government Income Fund, Inc. ("Fund") and Prudential Government Securities Trust - Short Intermediate Term Series ("Series").

    The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Prudential Government Securities Trust - Short Intermediate Term Series in exchange for shares in Prudential Government Income Fund, Inc. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2. SHARES OF COMMON STOCK - The pro-forma net asset value per share assumes the issuance of additional Class A and Z shares of Prudential Government Income Fund, Inc. which would have been issued on August 31, 2000 in connection with the proposed reorganization. Shareholders of Prudential Government Securities Trust - Short Intermediate Term Series would become shareholders of Prudential Government Income Fund, Inc., receiving shares of Prudential Government Income Fund, Inc. equal to the value of their holdings in Prudential Government Securities Trust - Short Intermediate Term Series. The amount of additional shares assumed to be issued has been calculated based on the August 31, 2000 net assets of Prudential Government Securities Trust
    - Short Intermediate Term Series and the net asset value per share of Prudential Government Income Fund, Inc. as follows:

                                                                         Net Asset Value
   Prudential Government Income Fund, Inc.           Net Assets             Per Share
         Additional Shares Issued                      8/31/00                8/31/00
         ------------------------                      -------                -------
      Class A               12,753,800               $109,300,067              $8.57
      Class Z                 759,886                 $6,504,624               $8.56


3. PRO FORMA OPERATIONS - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each fund. Accordingly, the combined gross investment income is equal to the sum of each fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Prudential Government Income Fund, Inc. at the combined level of average net assets for the twelve months ended August 31, 2000. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 4, 2000


    Prudential Government Income Fund, Inc. (the Fund), is an open-end, diversified management investment company, or mutual fund, which has as its investment objective the seeking of a high current return. The Fund will seek to achieve this objective primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes and Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities; writing covered put and call options and purchasing put and call options. In an effort to hedge against changes in interest rates and thus preserve its capital, the Fund may also engage in transactions involving futures contracts on U.S. Government securities and options on such contracts. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated May 4, 2000, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                         PAGE
                                                         -----
Fund History..........................................   B-2
Description of the Fund, Its Investments and Risks....   B-2
Investment Restrictions...............................   B-20
Management of the Fund................................   B-21
Control Persons and Principal Holders of Securities...   B-25
Investment Advisory and Other Services................   B-25
Brokerage Allocation and Other Practices..............   B-30
Capital Shares, Other Securities and Organization.....   B-32
Purchase, Redemption and Pricing of Fund Shares.......   B-32
Shareholder Investment Account........................   B-42
Net Asset Value.......................................   B-46
Taxes, Dividends and Distributions....................   B-47
Performance Information...............................   B-50
Financial Statements..................................   B-53
Report of Independent Accountants.....................   B-77
Appendix I -- Historical Performance Data.............   I-1
Appendix II -- General Investment Information.........   II-1


--------------------------------------------------------------------------------

MF128B

                                  FUND HISTORY

    The Fund was organized under the laws of Maryland on April 8, 1983.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS


(a) CLASSIFICATION. The Fund is a diversified, open-end management investment company.


(b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS.


    The Fund will seek to achieve its investment objective of high current return primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These guarantees apply only to the payment of principal and interest on these securities and do not extend to the securities' yield or value, which are likely to vary with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. The Fund will also write covered call options and covered put options and purchasing put and call options. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in U.S. Government securities. U.S. Government securities which are purchased pursuant to repurchase agreements or on a when-issued or delayed-delivery basis will be treated as U.S. Government securities for purposes of this calculation.



    High current return means the return received from interest income from U.S. Government and other debt securities and from net gains realized from sales of portfolio securities. The Fund may also realize income from premiums from covered put and call options written by the Fund on U.S. Government securities as well as options on futures contracts on U.S. Government securities and net gains from closing purchase and sales transactions with respect to these options. The writing of options on U.S. Government securities and options on futures contracts on U.S. Government securities may limit the Fund's potential for capital gains on its portfolio. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.


U.S. GOVERNMENT SECURITIES


    U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares.



    SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by the U.S. Government, its agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Securities in which the Fund may invest, include, among others, obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration, the Export-Import Bank and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association, the Resolution Funding Corporation, the Tennessee Valley Authority, and the United States Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency.



    MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The

U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. Mortgages backing the securities purchased by the Fund include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. The Fund may also invest in balloon payment mortgage-backed securities. A balloon payment mortgage-backed security is an amortizing mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium. The opposite is true for pass-throughs purchased at a discount.



    CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.



    When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. For further information about mortgage-backed securities see "Mortgage--Related Securities" and Asset-Backed Securities below.



    STRIPS. The Fund may invest in component parts of U.S. Government Securities, namely, either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book entries at the Federal Reserve member bank representing ownership of obligation components or (iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. U.S. Government obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.



    The Fund may also invest in mortgage pass-through securities where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed securities strips or MBS strips. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. Derivative mortgage-backed securities such as MBS strips are highly sensitive to changes in prepayment and interest rates.



    GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the modified pass-through type. Modified pass-through GNMA Certificates entitle the holder to receive timely payment of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a PRO RATA interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans;
(3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs. The Fund's investment adviser may re-evaluate the Fund's investment objectives and policies if any such legislative proposals are adopted.



    GNMA GUARANTEE. GNMA is a wholly-owned corporate instrumentality of the United States with the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans issued by the Federal Housing Administration (FHA) under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans' Administration (VA) under the Servicemen's Readjustment Act of 1944, as amended (VA Loans) or by pools of other eligible mortgage loans. The Housing Act provides that the GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.


    LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

    FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a PRO RATA share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

    GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.


    FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a PRO RATA share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.



MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES



    MORTGAGE-RELATED SECURITIES ARE SECURITIES THAT DIRECTLY OR INDIRECTLY REPRESENT A PARTICIPATION IN, OR ARE SECURED BY AND PAYABLE FROM, MORTGAGE LOANS SECURED BY REAL PROPERTY. THERE ARE CURRENTLY TWO BASIC TYPES OF MORTGAGE-RELATED SECURITIES: (1) THOSE ISSUED OR GUARANTEED, DIRECTLY OR INDIRECTLY, BY THE U.S. GOVERNMENT OR ONE OF ITS AGENCIES OR INSTRUMENTALITIES, (SEE, U.S. GOVERNMENT SECURITIES ABOVE) AND (2) THOSE ISSUED OR GUARANTEED PRIVATELY. MORTGAGE-RELATED SECURITIES THAT ARE ISSUED BY PRIVATE ISSUERS WITHOUT A GOVERNMENT GUARANTEE USUALLY HAVE SOME FORM OF PRIVATE CREDIT ENHANCEMENT TO ENSURE TIMELY RECEIPT OF PAYMENTS AND TO PROTECT AGAINST DEFAULT.



    The Fund may invest in mortgage-related securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, for example, GNMA, FNMA and FHLMC certificates, where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. These guarantees do not extend to the yield or value of the securities of the Fund's shares. See "U.S. Government Securities" above.



    Mortgage-related securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-related securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment



    COLLATERALIZED MORTGAGE OBLIGATIONS. A collateralized mortgage obligation
(CMO) is a security issued by a corporation or U.S. Government agency or instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Multiclass pass-through securities are equity interests in a trust composed of mortgages or mortgage-backed securities. Payments of principal of and interest on the underlying mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs and Multiclass Pass-Through Securities.



    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.



    Certain issuers of CMOs, including certain CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (Commission), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (the Investment Company Act) on investments by the Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that
(a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.



    The underlying mortgages which collateralize the CMOs and REMICs in which the Fund invests may have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.



    STRIPPED MORTGAGE-BACKED SECURITIES (PRIVATELY ISSUED). In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the Fund may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Privately issued MBS strips are subject to similar risks of MBS strips issued by agencies or instrumentalities of the U.S. Government. See "Strips" above.



    ASSET-BACKED SECURITIES. The Fund may also invest up to 20% of its total assets in privately-issued asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, have been securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the collateralized mortgage structure. The Fund may invest in these and other types of asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured. In connection with automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments. In many instances, asset-backed securities are over-collateralized to ensure relative stability of their credit quality. The Fund will only invest in asset-backed securities rated at least A by S&P or Moody's or, if unrated, of equivalent quality in the judgment of the Fund's investment adviser.



    RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities, including those issued or guaranteed privately or by the U.S. Government or one of its agencies or instrumentalities, and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity.



    In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. See "U.S. Government Securities" above.



    Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. In addition, to the extent such mortgage securities are purchased at a premium mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.



    During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. The maturity extension risk may effectively change a security which was considered short-or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.



    Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit card laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.


OTHER INVESTMENTS AND POLICIES


    Up to 35% of the total assets of the Fund may be committed to investments other than U.S. Government securities. These investments would include the securities described in this subsection as well as purchased put and call options and purchased put options on futures contracts. See "Options Transactions" and "Futures Contracts on U.S. Government Securities below." The Fund may invest in debt obligations rated at least A by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service (Moody's) or, if unrated, deemed to be of comparable credit quality by the Fund's investment adviser. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Fixed rate debt securities may also be subject to call provisions.


MONEY MARKET INSTRUMENTS


    The Fund may, under normal circumstances, invest up to 20% of its total assets in high-quality money market instruments, including commercial paper of domestic companies, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks. Investments in money market instruments for "coverage purposes" (as described herein) will be excluded in calculating the 20% limitation. Such obligations will, at the time of purchase, be rated within the two highest quality grades as determined by a nationally recognized statistical rating organization (NRSRO) (such as Moody's or S&P) or, if unrated, will be of equivalent quality in the judgment of the Fund's investment adviser. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.


FOREIGN BANK OBLIGATIONS

    The Fund may invest in obligations of foreign banks and foreign branches of U.S. banks only if after giving effect to such investment all such investments would constitute less than 10% of the Fund's total assets (determined at the time of investment). These investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about a foreign bank or foreign branch of a U.S. bank than about a domestic bank and such entities may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic banks.


    If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.



    RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN BANK OBLIGATIONS. Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer than about a domestic company. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation and diplomatic developments which could affect investment.



    Additional costs could be incurred in connection with the Fund's international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.



    If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders.



    Shareholders should be aware that investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.



    SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.



    The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.



    The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that occur at the time of the conversion, such as accrual periods, holiday conventions, indexes, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.

WORLD BANK OBLIGATIONS

    The Fund may also purchase obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.

ADJUSTABLE RATE DEBT SECURITIES


    The Fund is permitted to invest in adjustable rate debt securities, including corporate securities and securities issued by U.S. Government agencies, whose interest rate is calculated by reference to a specified index such as the constant maturity Treasury rate, the T-bill rate or LIBOR (London Interbank Offered Rate) and is reset periodically. Adjustable rate securities allow the Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower NAV until the coupon resets to market rates.



RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES



    The Fund may engage in various portfolio strategies, including using derivatives to seek and to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, including straddles, interest rate swaps, futures contracts, including Eurodollar instruments, and options on futures contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.



    OPTION WRITING AND RELATED RISKS. The Fund may write (that is, sell) covered call or put options which are traded on registered securities exchanges (the Exchanges) and may also write such options with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York (OTC options). A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.



    OPTIONS TRANSACTIONS. The Fund may write and purchase put and call options only on U.S. Government securities and financial futures contracts. Exchange-traded options are issued by the Options Clearing Corporation (OCC) which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options represent a contract between a U.S. Government securities dealer and the Fund with no guarantee of the OCC. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the U.S. Government securities underlying the OTC option. Failure by the dealer to do so would result in the loss of premium paid by the Fund as well as loss of the expected benefit of the transaction.


    Exchange-traded options generally have a continuous liquid market while OTC options do not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the issuing dealer. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC option transactions only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities used as cover until the option expires, is exercised or the Fund provides substitute cover. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. This requirement may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

    The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

    So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an Exchange and, by doing so, guarantees the transaction.

    The Fund writes only "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will (a) own the underlying securities subject to the option, except that, in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option or (b) deposit and maintain in a segregated account cash or other liquid assets having a value at least equal to the fluctuating market value of the securities underlying the call. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it will
(a) deposit and maintain in a segregated account cash or other liquid assets having a value equal to or greater than the exercise price of the option, or
(b) own a put option on the same security with an exercise price the same or higher than the exercise price of the put option sold or, if lower, deposit and maintain the differential in cash or other liquid assets in a segregated account.

    To the extent that a secondary market is available on the Exchanges, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

    Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities or other cover against which it can write options. If the Fund writes a substantial number of options, its portfolio turnover will be higher than if it did not do so. Portfolio turnover will increase to the extent that options written by the Fund are exercised. Because the exercise of such options depends on changes in the price of the underlying securities, the Fund's portfolio turnover rate cannot be accurately predicted. See "Portfolio Turnover" below.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

    ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

    ON TREASURY BILLS. Because the availability of deliverable Treasury Bills changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

    ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any Exchange. However, the Fund intends to purchase and write such options should they commence trading on any Exchange.

    Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

    A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.


    INTEREST RATE SWAP TRANSACTIONS. The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value per share (NAV) at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.



    If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may detemine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.



    The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

    The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.



    FUTURES CONTRACTS. A futures contract obligates the seller of a contract to deliver to the purchaser of a contract cash equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. As a purchaser of a futures contract, the Fund incurs an obligation to acquire a specified amount of the obligations underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, aggregates of debt securities, and U.S. Government securities, including futures contracts or options linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See "Risks of Transactions in Options and Financial Futures."



    The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, that the price of the Fund's portfolio securities may fall, then the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.



    The Fund will purchase or sell futures contracts also to attempt to enhance return. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.



    Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.



    The Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the Fund enters into a futures contract, it will initially be required to deposit in a segregated account for the benefit of the broker (the futures commission merchant) an amount of "initial margin" of cash or U.S. Treasury Bills, currently equal to approximately 1 1/2 to 2% of the contract amount for futures on Treasury Bonds and Notes and approximately
1/10 of 1% of the contract amount for futures on Treasury Bills. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as "marking to market." At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an offsetting position which will operate to terminate the Fund's position in the futures contract. While interest rate futures contracts provide for the delivery and acceptance of securities, most futures contracts are terminated by entering into offsetting transactions.



    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.



    The hours of trading futures contracts on U.S. Government securities may not conform to the hours during which the Fund may trade such securities. To the extent that the futures markets close before or after the U.S. Government securities markets, significant variations can occur in one market that cannot be reflected in the other market. See "Risks of Hedging and Return Enhancement Strategies" below.



FUTURES CONTRACTS ON U.S. GOVERNMENT SECURITIES



    CHARACTERISTICS AND PURPOSE OF INTEREST RATE FUTURES. The Fund may purchase and sell U.S. Exchange-traded interest-rate futures. Currently, there are futures contracts based on U.S. Treasury Bonds, U.S. Treasury Notes, three-month U.S. Treasury Bills and GNMA certificates. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that futures contracts will be performed. Although futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.



    OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently, options can be purchased or written with respect to futures contracts on GNMAs, U.S. Treasury Bonds and U.S. Treasury Notes on The Chicago Board of Trade and U.S. Treasury Bills on the International Monetary Market at the Chicago Mercantile Exchange.


    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.


    The Fund may only write covered call or put options. The Fund will be considered covered with respect to a call option it writes on a futures contract if it (a) owns a long position in the underlying futures contract or the security underlying the futures contract, (b) owns a security which is deliverable under the futures contract or (c) owns a separate call option to purchase the same futures contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, the Fund deposits and maintains the differential in cash or other liquid assets in a segregated account. The Fund is considered covered with respect to a put option it writes on a futures contract if it (a) segregates and maintains in a segregated account cash or other liquid assets at all times equal in value to the exercise price of the put (less any related margin deposited), or (b) owns a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund or, if lower, the Fund deposits and maintains the differential in cash or other liquid assets in a segregated account. There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.


    The Fund will be required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to the Fund's futures commissions merchants' requirements similar to those applicable to futures contracts, described above.

    The skills needed to trade futures contracts and options thereon are different than those needed to select U.S. Government securities. The Fund's investment adviser has experience in managing other securities portfolios which uses similar options and futures strategies as the Fund.



    RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include
(1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.


    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

    The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

    The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.


    Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases such purchases will not be executed until the offsetting futures contracts can be sold.


    Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.

    In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (THAT IS, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

    If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contracts. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, than it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.


    RISKS OF TRANSACTIONS IN OPTIONS AND FINANCIAL FUTURES. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities (or currencies).


    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide to be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REPURCHASE AGREEMENTS

    The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


    The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with such of other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

SECURITIES LENDING


    The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100% of the market value determined daily of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.



    The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.



WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES



    From time to time, in the ordinary course of business, the Fund may purchase or sell U.S. Government securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The Fund will maintain in a segregated account cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Fund's NAV. If the Fund chooses to dispose of the right to acquire a when-issued security prior to this acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.


ZERO COUPON BONDS


    The Fund may invest up to 5% of its total assets in zero coupon
U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Because the Fund accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the Fund. Zero coupon bonds may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


SHORT SALES AGAINST-THE-BOX


    The Fund may, under certain circumstances, make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short or securities, convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's net assets (determined at the time of the short sale) are held as collateral for such sales.



REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS


    Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.


    The Fund may enter into dollar rolls in which the Fund sells securities to be issued and delivered in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Reverse repurchase agreements and dollar rolls (other than covered dollar rolls) are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. Covered dollar rolls, however, are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities.



    The Fund will establish a segregated account with its custodian in which it will maintain cash or other liquid assets, equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll or reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


ILLIQUID SECURITIES


    The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, or other illiquid securities including certain securities with legal or contractual restrictions on resale (restricted securities) either within or outside of the United States and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States).


    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act, securities with contractual restrictions and commercial paper that have a readily available market, will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


    The staff of the Commission has taken the position, which the Fund will follow, that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as cover as liquid.


BORROWING


    The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings as required by law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase securities when borrowings exceed 5% of the value of the Fund's total assets.


SEGREGATED ASSETS

    When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, foreign securities, equity securities, debt obligations or other liquid, unencumbered assets marked-to-market daily. Such hedging transactions may involve when-issued and delayed delivery securities, futures contracts, options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.


SECURITIES OF OTHER INVESTMENT COMPANIES



    The Fund may invest up to 10% of its total assets in securities of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions" below.



(d) TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS



    In response to adverse market, economic or political conditions, the Fund may temporarily invest up to 100% of the Fund's assets in high-quality money market instruments, cash, repurchase agreements or U.S. Government Securities. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets.


(e) PORTFOLIO TURNOVER


    The Fund's portfolio turnover rate for the fiscal years ended February 28, 1999 and February 29, 2000 was 106% and 68%, respectively. The investment adviser expects that, under normal circumstances, if the Fund writes a substantial number of options, and those options are exercised, the Fund's portfolio turnover rate may be as high as 250% or higher. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below.


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position, except short sales "against the box."

    3. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements or dollar roll transactions or the writing of options on debt securities or on interest rate futures contracts or other financial futures contracts are not deemed to be a pledge of assets and neither such arrangements, nor the purchase or sale of interest rate futures contracts or other financial futures contracts or the purchase or sale of related options, nor obligations of the Fund to Directors pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

    6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, except it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate, interest rate futures contracts and other financial futures contracts and options thereon.

    7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8.  Make investments for the purpose of exercising control or management.

    9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    10. Invest in interests in oil, gas or other mineral exploration or development programs.

    11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets).

    12. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

    13. Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that the Fund may write put and call options on U.S. Government securities, purchase put and call options on U.S. Government securities and purchase or sell interest rate futures contracts and other financial futures contracts and related options.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND


                                                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE     POSITION WITH FUND                 DURING PAST FIVE YEARS
------------------------     ------------------                 ----------------------
Eugene C. Dorsey (72)      Director                 Retired President, Chief Executive Officer and
                                                     Trustee of the Gannett Foundation (now Freedom
                                                     Forum); former Publisher of four Gannett
                                                     newspapers and Vice President of Gannett
                                                     Company; past Chairman of Independent Sector
                                                     (national coalition of philanthropic
                                                     organizations); former Chairman of the
                                                     American Council for the Arts; former Director
                                                     of the Advisory Board of Chase Manhattan Bank
                                                     of Rochester.
Delayne Dedrick Gold (61)  Director                 Marketing and Management Consultant.

                                                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE     POSITION WITH FUND                 DURING PAST FIVE YEARS
------------------------     ------------------                 ----------------------
*Robert F. Gunia (53)      Vice President and       Executive Vice President and Chief
                            Director                 Administrative Officer (since June 1999) of
                                                     Prudential Investments; Corporate Vice
                                                     President (September 1997-March 1999) of The
                                                     Prudential Insurance Company of America
                                                     (Prudential); Executive Vice President and
                                                     Treasurer (since December 1996) of Prudential
                                                     Investments Fund Management LLC (PIFM);
                                                     President (since April 1999) of Prudential
                                                     Investment Management Services LLC (PIMS);
                                                     former Senior Vice President (March 1987-May
                                                     1999) and former Chief Administrative Officer
                                                     (July 1989-September 1996) of Prudential
                                                     Securities Incorporated (Prudential
                                                     Securities); Director (January 1989-September
                                                     1996), Executive Vice President, Treasurer and
                                                     Chief Financial Officer (June 1987-December
                                                     1996) of Prudential Mutual Fund Management,
                                                     Inc. (PMF); Vice President and Director (since
                                                     May 1989) of The Asia Pacific Fund, Inc.
Thomas T. Mooney (58)      Director                 President of the Greater Rochester Metro
                                                     Chamber of Commerce; former Rochester City
                                                     Manager; former Deputy Monroe County Executive
                                                     Trustee of Center for Governmental
                                                     Research, Inc.; Director of Blue Cross of
                                                     Rochester, Monroe County Water Authority,
                                                     Executive Service Corps of Rochester.
Stephen P. Munn (57)       Director                 Chairman (since January 1994), Director and
                                                     President (since 1988) and Chief Executive
                                                     Officer (since 1988) of Carlisle Companies
                                                     Incorporated (manufacturer of industrial
                                                     products).
*David R. Odenath, Jr.     Vice President and       Officer in Charge, President, Chief Executive
(42)                        Director                 Officer and Chief Operating Officer (since
                                                     June 1999) of PIFM; Senior Vice President
                                                     (June 1999) of Prudential; Senior Vice
                                                     President (August 1993-May 1999) of
                                                     PaineWebber Group, Inc.
Richard A. Redeker (56)    Director                 Former employee of Prudential Investments
                                                     (October 1996-December 1998); prior thereto,
                                                     President, Chief Executive Officer and
                                                     Director (October 1993-September 1996) of PMF;
                                                     Executive Vice President, Director and Member
                                                     of the Operating Committee (October
                                                     1993-September 1996) of Prudential Securities;
                                                     Director (October 1993-September 1996) of
                                                     Prudential Securities Group, Inc.; Executive
                                                     Vice President, The Prudential Investment
                                                     Corporation (January 1994-September 1996);
                                                     Director (January 1994-September 1996) of
                                                     Prudential Mutual Fund Distributors, Inc. and
                                                     Prudential Mutual Fund Services, Inc.; former
                                                     Senior Executive Vice President and Director
                                                     of Kemper Financial Services, Inc. (September
                                                     1978-September 1993).

                                                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE     POSITION WITH FUND                 DURING PAST FIVE YEARS
------------------------     ------------------                 ----------------------
*John R. Strangfeld, Jr.   President and Director   Chief Executive Officer, Chairman, President
(45)                                                 and Director (since January 1990) of The
                                                     Prudential Investment Corporation, Executive
                                                     Vice President (since February 1998) of
                                                     Prudential Global Asset Management Group of
                                                     Prudential, and Chairman (since August 1989)
                                                     of Pricoa Capital Group; formerly various
                                                     positions to Chief Executive Officer (November
                                                     1994-December 1998) of Private Asset
                                                     Management Group of Prudential and Senior Vice
                                                     President (January 1986-August 1989) of
                                                     Prudential Capital Group, a unit of
                                                     Prudential.
Nancy H. Teeters (69)      Director                 Economist; former Vice President and Chief
                                                     Economist (July 1984-July 1990) of
                                                     International Business Machines Corporation;
                                                     former Governor of Federal Reserve System
                                                     (1978-1984); former Director of Inland Steel
                                                     Industries (July 1991-1999).
Louis A. Weil, III (59)    Director                 Chairman (since January 1999), President and
                                                     Chief Executive Officer (since January 1996)
                                                     and Director (since September 1991) of Central
                                                     Newspapers, Inc.; Chairman of the Board (since
                                                     January 1996), Publisher and Chief Executive
                                                     Officer (August 1991-December 1995) of Phoenix
                                                     Newspapers, Inc.; former Publisher of Time
                                                     Magazine (May 1989-March 1991); former
                                                     President, Publisher and Chief Executive
                                                     Officer of the Detroit News (February
                                                     1986-August 1989); member of the Advisory
                                                     Board, Chase Manhattan Bank-Westchester.
Grace C. Torres (40)       Treasurer and Principal  First Vice President (since December 1996) of
                            Financial and            PIFM; former First Vice President (March
                            Accounting Officer       1993-May 1999) of Prudential Securities; First
                                                     Vice President (March 1994-September 1996) of
                                                     Prudential Mutual Fund Management, Inc.
Stephen M. Ungerman (46)   Assistant Treasurer      Tax Director (since March 1996) of Prudential
                                                     Investments and the Private Asset Group of The
                                                     Prudential Insurance Company of America
                                                     (Prudential); former First Vice President
                                                     (February 1993-September 1996) of Prudential
                                                     Mutual Fund Management, Inc.
Deborah A. Docs (42)       Secretary                Vice President (since December 1996) of PIFM;
                                                     former Vice President and Associate General
                                                     Counsel (June 1991-May 1996) of Prudential
                                                     Securities; Vice President and Associate
                                                     General Counsel (June 1991-September 1996) of
                                                     PMF.
William V. Healey (46)     Assistant Secretary      Vice President and Associate General Counsel
                                                     (since 1998) of Prudential; Chief Legal
                                                     Officer (since August 1998) of Prudential
                                                     Investments; Director (since June 1999) of ICI
                                                     Mutual Insurance Company; prior to August
                                                     1998, Associate General Counsel of The Dreyfus
                                                     Corporation ("Dreyfus"), a subsidiary of
                                                     Mellon Bank, N.A. ("Mellon Bank"), and an
                                                     officer and/or director of various affiliates
                                                     of Mellon Bank.


------------------------

* "Interested" director, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential, Prudential Securities Incorporated (Prudential Securities), or PIFM.

(1) The address of the Directors and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

    The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, investment adviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers and supervise the daily business operations of the Fund.


    The Fund pays each of its Directors who is not an affiliated person of the Manager annual compensation of $5,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director may be asked to serve.



    Directors may receive their Directors' fees pursuant to a deferred fee arrangement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.



    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.



    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM, the Prudential Investment Corporation (PIC) or the Subadviser annual compensation of $5,800, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Directors may be asked to serve.



    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended February 29, 2000 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the Board of any other investment companies managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1999.


                               COMPENSATION TABLE


                                                        PENSION OR                            TOTAL 1999
                                                        RETIREMENT                         COMPENSATION FROM
                                       AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL     FUND AND FUND
                                     COMPENSATION    AS PART OF FUND     BENEFITS UPON      COMPLEX PAID TO
NAME AND POSITION                      FROM FUND         EXPENSES          RETIREMENT          DIRECTORS
-----------------                    -------------   ----------------   ----------------   -----------------
Edward D. Beach, Director (a)          $   5,200           None                N/A         $142,500(43/70)*
Eugene C. Dorsey, Director**           $   5,200           None                N/A         $ 81,000(17/48)*
Delayne Dedrick Gold, Director         $   5,400           None                N/A         $144,500(43/70)*
Robert F. Gunia, Vice President and
 Director (1)                            --              --                 --                   --
Thomas T. Mooney, Director**           $   5,200           None                N/A         $129,500(35/75)*
Stephen P. Munn, Director              $   5,200           None                N/A         $ 62,250(29/53)
Thomas H. O'Brien, Director (a)        $   5,200           None                N/A         $ 47,500(11/26)
David R. Odenath, Jr., Vice
 President and Director (1)              --                None             --                   --
Richard A. Redeker, Director           $   5,200           None                N/A         $ 95,000(29/53)
John R. Strangfeld, Jr., President
 and Director (1)                        --              --                 --                   --
Nancy H. Teeters, Director             $   5,200           None                N/A         $ 97,000(25/43)*
Louis A. Weil, III, Director           $   5,400           None                N/A         $ 96,000(29/53)*



 (a) Former Director, retired on December 31, 1999.

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

 ** Total aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Directors. Including accrued interest, total compensation amounted to $103,574, and $135,102 for Eugene C. Dorsey and Thomas T. Mooney, respectively.



 (1) Directors who are "interested" do not receive compensation from the Fund or any fund in the Fund complex.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or CDSC to a limited group of investors.


    As of April 14, 2000, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.



    As of April 14, 2000, the only beneficial owners, directly or indirectly of more than 5% of any class of shares of the Fund were: Prudential Trust Company, FBO PRU-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic PA 18507-1796 who held 2,044,523 Class Z shares of the Fund (or 18.6% of the outstanding Class Z shares); and Pru Defined Contribution Services, FBO PRU-NON-Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic PA 18507-1755 who held 4,908,110 Class Z shares of the Fund (or 44.7% of the outstanding Class Z shares).



    As of April 14, 2000, Prudential Securities was the record holder for other beneficial owners of 50,610,092 Class A shares (or 52.4% of the outstanding Class A shares), 9,220,325 Class B shares (or 45.9% of the outstanding Class B shares), 641,967 Class C shares (or 68.2% of the outstanding Class C shares) and 744,619 Class Z shares (or 6.5% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER


    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential mutual funds." See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $74.9 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.



    The Manager is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of the Manager, serves as the Transfer Agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser) to provide subadvisory services to the Fund. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian) and the Fund's transfer and dividend disbursing agent. The services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.



    For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of 0.50 of 1% of the average daily net assets of the Fund up to $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to the Manager will be reduced by the amount of such excess. Currently, the Fund believes there are no such expense limitations.


    In connection with its management of the corporate affairs of the Fund, the Manager bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's Subadviser;

    (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to the Subadviser pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).


    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager; (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser; (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member; (h) the cost of stock certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


    The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


    For the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998, the Fund paid management fees to the Manager or its predecessors of $6,136,364, $6,252,699, and $6,507,621, respectively.



    The Manager has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser was reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Effective January 1, 2000, the Subadviser is paid by the Manager at an annual rate of .25 of 1% up to and including $3 billion, and .166 of 1% of over $3 billion of the Fund's average daily net assets. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


    Prudential Investment's Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team described in the prospectus (assets under management are as of December 31, 1999).



                                   CORPORATE



ASSETS UNDER MANAGEMENT: $47.3 billion.
TEAM LEADER: Steven Kellner. GENERAL INVESTMENT EXPERIENCE: 13 years. PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years, which includes team members with significant mutual fund experience.
SECTOR: U.S. investment-grade corporate securities.
INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.



                                  GLOBAL BOND



ASSETS UNDER MANAGEMENT: $3.9 billion.
TEAM LEADERS: Steven Koomar and David Bessey. GENERAL INVESTMENT EXPERIENCE: 13 years and 10 years, respectively.
PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 9 years, which includes team members with significant mutual fund experience.
SECTOR: Corporate and government securities of foreign issuers.
INVESTMENT STRATEGY: Focus is on higher quality sovereign debt and on high-grade and high yield foreign corporate and emerging market issues.



                                 MONEY MARKETS



ASSETS UNDER MANAGEMENT: $36.0 billion.
TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years.
PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.
SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.
INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.



CODE OF ETHICS



    The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS


    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.


    Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility communications and sales promotion expenses.


    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and services activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.



    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.



    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending February 28, 2001. Fee waivers will increase the Fund's total return.



    For the fiscal year ended February 29, 2000, the Distributor received payments of $2,143,964 under the Class A Plan. The amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. The Distributor also received approximately $126,500 in initial sales charges attributable to Class A shares.



    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25% of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to 1% (not including the service fee) of the average daily net assets of the Class B shares up to $3 billion, .80 of 1% of the next $1 billion of such assets and .50 of 1% of such assets in excess of $4 billion (asset-based sales charge), may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to .75 of 1% of the average daily net assets of the Class C shares (asset-based sales charge) may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class B and Class C plans to .825 of 1% and .75 of 1%, of the average daily net assets of the Class B and Class C shares, respectively, for the fiscal year ending February 28, 2001. Fee waivers will increase the Fund's total return.



    CLASS B PLAN. For the fiscal year ended February 29, 2000, the Distributor received $2,168,616 from the Fund under the Class B Plan and collectively spent approximately $1,514,900 in distributing the Class B shares of the Fund. It is estimated that of the latter amount, approximately .1% ($700) was spent on printing and mailing of prospectuses to other than current shareholders, 22.0% ($333,700) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Fund shares; and 77.9% ($1,180,500) on the aggregate of (i) payment of commissions and account servicing fees to financial advisers (50.4% or $763,700), and (ii) an allocation on account of overhead and other branch office distribution-related expenses (27.5% or $416,800). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prusec and the Distributor in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended February 29, 2000, the Distributor received approximately $559,000 in contingent deferred sales charges attributable to the Class B shares.



    CLASS C PLAN. For the fiscal year ended February 29, 2000, the Distributor received $67,605 from the Fund under the Class C Plan and spent approximately $85,300 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately 0% ($0) was spent on printing and mailing of prospectuses to other than current shareholders; 11.3% ($9,700) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 88.7% ($75,600) on the aggregate of
(i) payments of commission and account servicing fees to financial advisors (61.8% or $52,700) and (ii) an allocation of overhead and other branch office distribution-related expenses (26.9% or $22,900). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. For the fiscal year ended February 29, 2000, the Distributor received approximately $12,900 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended February 29, 2000, the Distributor also received approximately $41,500 in initial sales charges with respect to Class C shares.


    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the Class A, B or C Plans or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

FEE WAIVERS/SUBSIDIES


    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for Class A, B, and C shares as described above. Fee waivers and subsidies will increase the Fund's total return.


NASD MAXIMUM SALES CHARGE RULE


    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reimbursement of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


    Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



    For the fiscal year ended February 29, 2000, the Fund incurred expenses of approximately $2,024,000 for the services of PMFS.


    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or its affiliates in any transaction in which Prudential Securities or its affiliates act as principal. Thus, it will not deal in U.S. Government securities with Prudential Securities or its affiliates acting as market maker, and it will not execute a negotiated trade with Prudential or its affiliates if execution involves Prudential Securities or its affiliates acting as principal with respect to any part of the Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or its affiliates, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the best possible combination of favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers and futures commission merchants, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers and futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.


    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    For the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998, the Fund paid no brokerage commissions to Prudential Securities.



    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at February 29, 2000. As of February 29, 2000, the Fund did not hold debt securities of any of its regular brokers and dealers.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


    The Fund is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 500 million shares consist of Class A common stock, 500 million shares consist of Class B common stock, 500 million shares consist of Class C common stock and 500 million shares consist of Class Z common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and
(4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


    The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares or Class C shares), or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.


    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charge or distribution and/or service fees) which may affect performance, (2) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "Investment Advisory and Other Services--Principal Underwriter, Distributor and Rule 12b-1 Plans" above and "Shareholder Investment Account--Exchange Privilege" below.



    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested:

your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Government Income Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).



    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 p.m., New York time), on a business day, you may purchase shares of the Fund as of that day.



    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Government Income Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at February 29, 2000, the maximum offering price of the Fund's shares is as follows:



CLASS A
  Net asset value and redemption price per Class A share....  $8.41
  Maximum sales charge (4% of offering price)...............    .35
                                                              -----
  Offering price to public..................................  $8.76
                                                              =====
CLASS B
  Net asset value, offering price and redemption price per
    Class B share*..........................................  $8.41
                                                              =====
CLASS C
  Net asset value and redemption price per Class C share*...  $8.41
  Sales Charge (1% of offering price).......................    .08
                                                              -----
  Offering price to public..................................  $8.49
                                                              =====
CLASS Z
  Net asset value, offering price and redemption price per
    Class Z share...........................................  $8.40
                                                              =====


------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

    If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investments for more than 4 years, but less than 5 years, you may consider purchasing Class A shares or Class C shares because: (i) the maximum 4% initial sales charge plus the cumulative annual distribution-related fee on Class A shares; and (ii) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares would be lower than the contingent-deferred sales charge plus the cumulative annual distribution-related fee on Class B shares.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge of Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 5 years for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES



    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.


    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:


    - officers of the Prudential mutual funds (including the Fund)



    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent



    - employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer



    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries



    - members of the Board of Directors of Prudential



    - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent



    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer



    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase



    - investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts for the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)



    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").



    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


    An eligible group of related Fund investors includes any combination of the following:


    - an individual



    - the individual's spouse, their children and their parents



    - the individual's and spouse's Individual Retirement Account (IRA)



    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners)



    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children



    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse


    - one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


    The Transfer Agent, Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investors holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.



    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

    For purposes of the Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates, and through your broker, will not be aggregated to determine the reduced sales charge.



    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.



    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.



    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.


CLASS B SHARES


    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor plus in the case of Class C shares, an initial sales charge of 1%. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


    The Distributor will pay, from its own resources, sales commissions of up to 5% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES


    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.



    INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT
COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and (iii) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES



    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.



    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



    - Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services



    - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:



    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option



    - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)



    - Prudential, with an investment of $10 million or more.


    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


    PRUARRAY ASSOCIATION BENEFIT PLANS. Class Z shares are also offered to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in a PruArray Plan, provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class Z shares without regard to the assets or number of participants in the individual employer's qualified plans or non-qualified plans so long as the employers in the Association have retirement plan assets in the aggregate of at least $250 million for which Prudential Retirement Services provides participant-level recordkeeping services.



    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.



    The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


    In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.



    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.



    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in party by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the same fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege may affect federal tax treatment of the redemption.



CONTINGENT DEFERRED SALES CHARGE



    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998), will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.



    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege" below.


    The following table sets forth the rate of the CDSC applicable to redemptions of Class B shares:

                                                          CONTINGENT DEFERRED SALES
                                                           CHARGE AS A PERCENTAGE
                  YEAR SINCE PURCHASE                      OF DOLLARS INVESTED OR
                      PAYMENT MADE                           REDEMPTION PROCEEDS
--------------------------------------------------------  -------------------------
First...................................................            5.0%
Second..................................................            4.0%
Third...................................................            3.0%
Fourth..................................................            2.0%
Fifth...................................................            1.0%
Sixth...................................................            1.0%
Seventh.................................................       None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.



    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.



    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund.



    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.



    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.


    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
Death                                          A copy of the shareholder's death certificate
                                               or, in the case of a trust, a copy of the
                                               grantor's death certificate, plus a copy of
                                               the trust agreement identifying the grantor.
Disability--An individual will be considered   A copy of the Social Security Administration
disabled if he or she is unable to engage in   award letter or a letter from a physician on
any substantial gainful activity by reason of  the physician's letterhead stating that the any medically determinable physical or mental  shareholder (or, in the case of a trust, the impairment which can be expected to result in  grantor (a copy of the trust agreement
death or to be of long-continued and           identifying the grantor will be required as
indefinite duration.                           well)) is permanently disabled. The letter
                                               must also indicate the date of disability.
Distribution from an IRA or 403(b) Custodial   A copy of the distribution form from the
Account                                        custodial firm indicating (i) the date of
                                               birth of the shareholder and (ii) that the
                                               shareholder is over age 59 1/2 and is taking
                                               a normal distribution--signed by the
                                               shareholder.
Distribution from Retirement Plan              A letter signed by the plan
                                               administrator/trustee indicating the reason
                                               for the distribution.
Excess Contributions                           A letter from the shareholder (for an IRA) or
                                               the plan administrator/trustee on company
                                               letterhead indicating the amount of the
                                               excess and whether or not taxes have been
                                               paid.



    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
        YEAR SINCE PURCHASE          ----------------------------------------------
           PAYMENT MADE               $500,001 TO $1 MILLION       OVER $1 MILLION
-----------------------------------  ------------------------      ----------------
First..............................                3.0%                    2.0%
Second.............................                2.0%                    1.0%
Third..............................                1.0%                    0  %
Fourth and thereafter..............                0  %                    0  %

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES



    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchase of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payment date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.


EXCHANGE PRIVILEGE


    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.


    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.


    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.


    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc.
       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.



    Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C, respectively, shares of other funds without being subject to any CDSC.


    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.



    Additional details about the exchange privilege for each of the Prudential mutual funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The exchange privilege may be modified, terminated or suspended on sixty (60) days' notice, and any fund, including the Fund, or Prudential Securities, has the right to reject any exchange application relating to such Fund's shares.


    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


    The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential mutual funds which permit investment by the Prudential Securities Cash Balance Pension Plan.



    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Fund--Frequent Trading" in the Prospectus.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

------------------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for its 1993-1994 academic year.

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                              $100,000   $150,000   $200,000   $250,000
------------------------------------------------  --------   --------   --------   --------
25 Years........................................   $  105     $  158     $  210     $  263
20 Years........................................      170        255        340        424
15 Years........................................      289        433        578        722
10 Years........................................      547        820      1,093      1,366
 5 Years........................................    1,361      2,041      2,721      3,402
See "Automatic Investment Plan (AIP)" below.

------------------------
(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.


    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares-- Contingent Deferred Sales Charge" in the Prospectus.



    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account values applies, (2) systematic withdrawals may not be for less than $100 and (3) all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.



    The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.



    Systematic withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.



    Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS


    Various tax-deferred retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through Prudential Securities. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment, administration and custodial fees as well as other plan details are available from Prudential Securities or the Transfer Agent.


    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS


    INDIVIDUAL RETIREMENT ACCOUNTS. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or, in the case of a Roth IRA, the avoidance of federal income tax on such income). The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                          TAX-DEFERRED COMPOUNDING(1)
                  CONTRIBUTIONS           PERSONAL
                  MADE OVER:              SAVINGS       IRA
                  -------------           --------    --------
                  10 years............    $ 26,165    $ 31,291
                  15 years............      44,675      58,649
                  20 years............      68,109      98,846
                  25 years............      97,780     157,909
                  30 years............     135,346     244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions under the Internal Revenue Code will not be subject to tax withdrawal from the account.

MUTUAL FUND PROGRAMS


    From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in a program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute a program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE


    The price an investor pays for each share is based on the share value. The Fund's share value--known as the net asset value per share or NAV--is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 p.m., New York time.

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of each U.S. Government security for which quotations are available will be based on the valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Options on U.S. Government securities traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange. Futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade or, if there was no sale on such day, the mean between the most recently quoted bid and asked prices on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day; at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.



    The Fund will compute its NAV at 4:15 p.m., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 p.m., New York time.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


    The Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires the Fund to, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of stock, securities or foreign currencies) from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies or other income related to its business of investing in such stock or securities and currencies, including, but not limited to, gains derived from options and futures on such securities or foreign currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and no more than 10% of the outstanding voting securities of any such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). These requirements may limit the Fund's ability to engage in or close out transactions involving options on securities, interest rate futures and options thereon.


    The Fund has received a private letter ruling from the Internal Revenue Service (IRS) to the effect that the Fund's investments in options on U.S. Government securities, in interest rate futures contracts and in options thereon will be treated as "securities" for purposes of the foregoing requirements for qualification under Subchapter M of the Internal Revenue Code.

    As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains earned in each year. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year. The Fund intends to make sufficient distributions to avoid imposition of excise tax.

    Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net capital gains (the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital loss), if any, are taxable as capital gains regardless of how long the investor has held his or her Fund shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund. Dividends paid by the Fund will not be subject to the dividends received deduction available to corporations. Distributions and gains from the sale, redemption or exchange of shares of the Fund may be subject to additional state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes.



    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.


    Dividends and distributions generally are taxable to shareholders in the year in which they are received; however, dividends declared in October, November and December and paid on the following January will be treated as having been paid on December 31 of such prior year. Under this rule, a shareholder may be taxed in one year on dividends received in the following January.


    Any dividends or capital gains distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or capital gains distributions. Furthermore, such dividends or capital gains distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions, which are expected to be or have been announced.



    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends or distributions unless the dividends or distributions are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


    Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months and capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such loss will be treated as long-term capital loss if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.


    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares. Under certain circumstances, a shareholder who acquires shares of the Fund and sells, exchanges or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


    Although the Fund does not receive interest payments on zero-coupon bonds in cash, it is required to accrue interest on such bonds for tax purposes. Accordingly, in order to meet the distribution requirements discussed above, the Fund may have to liquidate securities or borrow money. To date, the Fund has not engaged in borrowing or liquidated securities solely or primarily for the purpose of meeting income distribution requirements attributable to investments in zero coupon bonds.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject since the amount of the Fund's assets to be invested in various countries will vary.


    The Fund has a capital loss carryforward for federal income tax purposes as of February 29, 2000 of approximately $124,629,000, of which $17,809,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003, $717,000 expires in 2004, $17,950,000 expires in 2005, and $18,673,000 expires in 2008.


    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


    LISTED OPTIONS AND FUTURES. Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. Government securities constitute "Section 1256 contracts" under the Internal Revenue Code.
Section 1256 contracts are required to be "marked-to-market" at the end of the Fund's tax year; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Sixty percent of any gain or loss recognized as a result of such "deemed sales" will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss.


    If the Fund holds a U.S. Government security which is offset by a Section 1256 contract, the Fund is considered to hold a "mixed straddle". The Fund may elect whether to make a straddle-by-straddle identification of mixed straddles. By electing to identify its mixed straddles, the Fund can avoid the application of certain rules which could, in some circumstances, cause deferral or disallowance of losses, the change of long-term capital gains into short-term capital gains, or the change of short-term capital losses into long-term capital losses. Nevertheless, the Fund would be subject to the following rules.

    If the Fund owns a U.S. Government security and acquires an offsetting
Section 1256 contract in a transaction which the Fund elects to identify as a mixed straddle, the acquisition of the offsetting position will result in recognition of the unrealized gain or loss on the U.S. Government security. This gain or loss will be long-term or short-term depending on the holding period of the security at the time the mixed straddle is entered into. This recognition of unrealized gain or loss will be taken into account in determining the amount of income available for the Fund's quarterly distributions, and can result in an amount which is greater or less than the Fund's net realized gains being available for such distributions. If an amount which is less than the Fund's net realized gains is available for distribution, the Fund may elect to distribute more than such available amount, up to the full amount of such net realized gains.

    The rules for determining whether gain or loss upon exercise, expiration or termination of an identified mixed straddle will be treated as long-term, short-term, or sixty percent long-term and forty percent short-term are complex. In general, which treatment applies will depend upon the order of disposition of the Section 1256 and the non-Section 1256 positions of a straddle and whether all or fewer than all of such positions are disposed of on any day.

    If the Fund does not elect to identify a mixed straddle, no recognition of gain or loss on the U.S. Government securities in the Fund's portfolio will result when the mixed straddle is entered into. However, any gains or losses realized on the straddle will be governed by a number of tax rules which might, under certain circumstances, defer or disallow the losses in whole or in part, change long-term gains into short-term gains, change short-term losses into long-term losses, or change capital gains into ordinary income. A deferral or disallowance of recognition of a realized loss may result in the Fund being required to distribute an amount greater than the Fund's net realized gains.

    The Fund may also elect under Section 1256(d) of the Internal Revenue Code that the provisions of Section 1256 will not apply to Section 1256 contracts which are part of a mixed straddle. In the case of such an election, the taxation of options on U.S. Government securities and the taxation of futures will be governed by provisions of the Internal Revenue Code dealing with taxation of capital assets generally.

    OTC OPTIONS. Non-listed options on U.S. Government securities (OTC options) are not Section 1256 contracts. If an OTC option written by the Fund on U.S. Government securities expires, the amount of the premium will be treated as short-term capital gain. If the option is terminated through a closing purchase transaction, the Fund will generally recognize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If U.S. Government securities are delivered by the Fund upon exercise of a written call option, or sold to the Fund upon exercise of a written put option, the premium received when the option was written will be treated as an addition to the proceeds received in the case of the call option, or a decrease in the cost basis of the security received in the case of a put option. The gain or loss realized on the exercise of a written call option will be long-term or short-term depending upon the holding period of the U.S. Government security delivered.

    The premium paid for a purchased put or call option is a capital expenditure, and loss will be realized on the expiration, and gain or loss will be realized upon the sale of, a put or call option. The characterization of the gain or loss as short-term or long-term will depend upon the holding period of the option. If U.S. Government securities are purchased by the Fund upon exercise of a purchased call option, or delivered by the Fund upon exercise of a purchased put option, the premium paid when the option was purchased will be treated as an addition to the basis of the securities purchased in the case of a call option, or as a decrease in the proceeds received for the securities delivered in the case of a put option.

    Losses realized on straddles which include a purchased put option, can, under certain circumstances, be subject to a number of tax rules which might defer or disallow the losses in whole or in part, change long-term gains into short-term gains, change short-term losses into long-term losses, or change capital gains into ordinary income. As noted above, a deferral or disallowance of recognition of realized loss can result in the Fund being required to distribute an amount greater than the Fund's net realized gains.

    PENNSYLVANIA PERSONAL PROPERTY TAX. The Fund has obtained a written letter of determination from the Pennsylvania Department of Revenue that the Fund is subject to the Pennsylvania foreign franchise and corporate net income tax. Accordingly, it is expected that Fund shares will be exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

                            PERFORMANCE INFORMATION

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

    Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)TO THE POWER OF 6 - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.


    The yield for the 30-day period ended February 29, 2000 with the waiver of distribution and service (12b-1) fees and/ or expense subsidization for the Fund's Class A, Class B, Class C and Class Z shares was 5.91%, 5.59%, 5.61% and 6.41%, respectively. The yield for the 30-day period ended February 29, 2000 without waiver of distribution and service (12b-1) fees and/or expense subsidization for the Fund's Class A, Class B, Class C and Class Z shares was 5.91%, 5.59%, 5.61%, and 6.41%, respectively.


    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the Fund is held, but also on any realized or unrealized gains and losses and changes in the Fund's expenses.

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time also advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T)TO THE POWER OF n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    Below are the average annual total returns for the Fund's share classes for the periods ended February 29, 2000.



  WITH WAIVER AND/OR
   EXPENSE SUBSIDY          1 YEAR         5 YEARS         10 YEARS       SINCE INCEPTION
----------------------  --------------  --------------  ---------------  -----------------
Class A...............       -4.14%           5.37%             6.59%      6.46%(1-22-90)
Class B...............       -5.83%           5.36%             6.26%      6.99%(4-22-85)
Class C...............       -2.75%           5.39%              N/A       5.33%(8-1-94)
Class Z...............        0.09%            N/A               N/A       4.72%(3-4-96)



WITHOUT WAIVER AND/OR
   EXPENSE SUBSIDY*         1 YEAR         5 YEARS         10 YEARS       SINCE INCEPTION
----------------------  --------------  --------------  ---------------  -----------------
Class A...............       -4.14%           5.37%             6.59%      6.46%(1-22-90)
Class B...............       -5.83%           5.36%             6.26%      6.92%(4-22-85)
Class C...............       -2.75%           5.39%              N/A       5.33%(8-1-94)
Class Z...............        0.09%            N/A               N/A       4.72%(3-4-96)


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    Below are the aggregate total returns for the Fund's share classes for the periods ended February 29, 2000.



  WITH WAIVER AND/OR
   EXPENSE SUBSIDY          1 YEAR            5 YEARS          10 YEARS        SINCE INCEPTION
----------------------  ---------------   ---------------   ---------------   -----------------
Class A...............           -0.15%            35.28%          97.25%      96.11%(1-22-90)
Class B...............           -0.83%            30.80%          83.49%     172.77%(4-22-85)
Class C...............           -0.76%            31.31%            N/A       34.93%(8-1-94)
Class Z...............            0.09%              N/A             N/A       20.23%(3-4-96)



WITHOUT WAIVER AND/OR
   EXPENSE SUBSIDY*         1 YEAR         5 YEARS         10 YEARS       SINCE INCEPTION
----------------------  --------------  --------------  ---------------  -----------------
Class A...............       -0.15%          35.28%            97.25%     96.11%(1-22-90)
Class B...............       -0.83%          30.80%            83.49%    170.17%(4-22-85)
Class C...............       -0.76%          31.31%              N/A      34.93%(8-1-94)
Class Z...............        0.09%            N/A               N/A      20.23%(3-4-96)



    ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.



    From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund interest holders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.



    Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

A LOOK AT PERFORMANCE
  OVER THE LONG-TERM
AVERAGE ANNUAL RETURNS
 12/31/25 - 12/31/99
    COMMON STOCKS       LONG-TERM GOVT. BONDS  INFLATION
11.4%                                    5.1%       3.1%


(1)Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  103.2%
-------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs  38.6%
                 Federal Home Loan Mortgage Corp.,
$    9,703       5.75%, 4/15/10                                      $    9,430,180
       386(c)    7.50%, 6/01/24                                                 381
     4,000       8.00%, 1/01/22 - 5/01/23                                 4,036,879
     1,838       8.50%, 12/01/10 - 3/01/20                                1,873,817
     4,043       9.00%, 1/01/20                                           4,164,442
       946       11.50%, 10/01/19                                         1,027,414
                 Federal National Mortgage Assoc.,
    94,500(a)    6.00%, 3/01/15 - 3/01/30                                87,999,005
    87,427(a)    7.00%, 7/01/03 - 3/01/30                                83,983,594
    31,059       7.125%, 2/01/07                                         30,408,331
    66,394(a)    7.50%, 12/01/06 - 3/01/30                               65,693,260
         7(b)    8.00%, 10/01/24                                              7,270
     2,310       8.50%, 6/01/17 - 3/01/25                                 2,370,307
     3,101       9.00%, 8/01/24 - 4/01/25                                 3,208,802
       635       9.50%, 10/01/19 - 3/01/25                                  668,805
                 Government National Mortgage Assoc.,
    83,187       7.00%, 2/15/09 - 3/01/30                                79,991,933
    40,868(b)    7.50%, 5/15/02 - 3/01/30                                40,341,417
       601       8.00%, 7/15/16 - 3/15/24                                   606,666
     7,705       9.50%, 10/15/09 - 12/15/17                               8,167,663
                 Government National Mortgage Assoc. II,
     1,275       9.50%, 5/20/18 - 7/20/21                                 1,337,408
                                                                     --------------
                 Total U.S. Government Agency Mortgage
                  Pass-Throughs
                  (cost $423,849,686)                                   425,317,574
-------------------------------------------------------------------------------------
U.S. Government Obligations  34.9%
                 United States Treasury Bonds,
    10,000       7.125%, 2/15/23                                         10,857,800
    20,000(e)    8.125%, 8/15/19                                         23,659,400
    30,400       8.125%, 8/15/21                                         36,332,864
    20,000(b)    8.75%, 5/15/17                                          24,634,400
    12,000       8.75%, 8/15/20                                          15,105,000
    42,800(b)    10.00%, 5/15/10                                         48,584,848
     3,000(b)    12.00%, 8/15/13                                          3,986,730

                                     B-53     See Notes to Financial Statements
       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000 Cont'd.

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
                 United States Treasury Bonds,
$    6,300(b)    12.50%, 8/15/14                                     $    8,775,711
    68,400(b)    12.75%, 11/15/10                                        87,124,500
                 United States Treasury Notes,
    29,750(d)    6.50%, 2/15/10                                          29,926,715
    44,000(b)    11.75%, 2/15/10                                         52,902,960
                 United States Treasury Strips,
     6,100       Zero Coupon, 11/15/09                                    3,219,092
    81,500       Zero Coupon, 11/15/15                                   30,116,695
    27,000       Zero Coupon, 5/15/17                                     9,148,410
                                                                     --------------
                 Total U.S. Government Obligations
                  (cost $413,860,814)                                   384,375,125
-------------------------------------------------------------------------------------
U.S. Government Agency Securities  20.0%
    25,000(b)    Federal Home Loan Bank,
                  5.75%, 10/15/07                                        24,562,500
                 Federal National Mortgage Assoc., M.T.N.,
    13,500       5.875%, 4/23/04                                         12,841,875
    40,000(b)    6.06%, 5/21/03                                          38,612,400
    15,000       6.30%, 9/25/02                                          14,688,300
                 Small Business Administration,
    15,414       Ser. 1995-20B, 8.15%, 2/01/15                           15,775,241
    19,707       Ser. 1995-20L, 6.45%, 12/01/15                          18,510,416
    28,363       Ser. 1996-20H, 7.25%, 8/01/16                           27,733,810
    17,145       Ser. 1996-20K, 6.95%, 11/01/16                          16,507,287
     8,648       Ser. 1997-20A, 7.15%, 1/01/17                            8,409,588
    13,827       Ser. 1998-20I, 6.00%, 9/01/18                           12,564,587
                 Tennessee Valley Authority,
       600       Ser. 1993-D, 7.25%, 7/15/43                                565,536
    30,000(b)    Ser. 1995-B, 6.235%, 7/15/45                            29,751,000
                                                                     --------------
                 Total U.S. Government Agency Securities
                  (cost $230,427,757)                                   220,522,540

See Notes to Financial Statements    B-54
       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000 Cont'd.

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
Corporate Bonds  6.9%
$   22,000(b)    Merck and Co.,
                  5.76%, 5/03/37, M.T.N.                             $   22,000,000
    55,000(d)    New Jersey Economic Development Authority,
                  Ser. A, 7.425%, 2/15/29                                53,728,125
                                                                     --------------
                 Total Corporate Bonds (cost $79,214,850)                75,728,125
-------------------------------------------------------------------------------------
Collateralized Mortgage Obligation  0.7%
     4,564       Resolution Trust Corp.,
                  Ser. 1994-1, Class B2,
                  7.75%, 9/25/29                                          4,385,390
       997       Ryland Mortgage Participation Securities,
                  Ser. 1993-3, Class A3,
                  7.061%, 9/25/24, (ARM)                                    946,701
     2,207       Structured Asset Securities Corp.,
                  Ser. 1995-C1, Class C,
                  7.375%, 9/25/24                                         2,200,985
                                                                     --------------
                 Total Collateralized Mortgage Obligation
                  (cost $7,379,232)                                       7,533,076
-------------------------------------------------------------------------------------
U.S. Government Agency - Stripped Security  1.2%
     5,000       Financing Corp.,
                  Zero Coupon, 3/07/04                                    3,767,800
    19,543       Israel AID,
                  Zero Coupon, 8/15/09                                   10,059,404
                                                                     --------------
                 Total U.S. Government Agency-Stripped Security
                  (cost $13,863,091)                                     13,827,204
-------------------------------------------------------------------------------------
Asset Backed Securities  0.9%
    10,000       Aesop Funding II LLC,
                  Ser. 1997-1, Class A2,
                  6.40%, 10/20/03
                 (cost $9,998,438)                                        9,797,118
                                                                     --------------
                 Total Long-Term Investments (cost $1,178,593,868)    1,137,100,762

                                     B-55     See Notes to Financial Statements
       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000 Cont'd.

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  20.0%
-------------------------------------------------------------------------------------
Corporate Bonds  10.2%
$   18,000       Invensys PLC,
                  5.90%, 3/01/00                                     $   18,000,000
    44,000       SBC Communications, Inc.,
                  5.80%, 3/13/00                                         43,914,933
    13,700       Transamerica Finance Corp.,
                  5.80%, 3/08/00                                         13,684,550
     8,931       Triple A One Funding Corp.,
                  5.82%, 3/09/00                                          8,919,449
    28,200       5.82%, 3/10/00                                          28,158,969
                                                                     --------------
                 Total Corporate Bonds (cost $112,677,901)              112,677,901
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  9.8%
   107,913       Joint Repurchase Agreement Account,
                  5.66%, 3/01/00
                  (cost $107,913,000; Note 5)                           107,913,000
                                                                     --------------
                 Total Short-Term Investments (cost $220,590,901)       220,590,901
                 Total Investments  123.2% (cost $1,399,184,769;
                  Note 4)                                             1,357,691,663
                 Liabilities in excess of other assets  (23.2%)        (255,780,536)
                                                                     --------------
                 Net Assets  100%                                    $1,101,911,127
                                                                     --------------
                                                                     --------------

------------------------------
AID--Agency for International Development
ARM--Adjustable Rate Mortgage
M.T.N.--Medium-Term Note
(a) Partial principal amount of $189,745,000 represents a to-be-announced ('TBA') mortgage dollar roll, see Notes 1 and 4.
(b) Partial principal amount pledged as collateral for mortgage dollar roll.
(c) Represents actual principal amount (not rounded to nearest thousand).
(d) Securities, or portion thereof, on loan, see Note 4.
(e) Partial principal amount pledged as collateral for financial future contracts.
See Notes to Financial Statements    B-56

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities

                                                                 February 29, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments including repurchase agreement, at value
   (cost $1,399,184,769)                                          $ 1,357,691,663
Cash                                                                      360,790
Receivable for investments sold                                       153,155,594
Interest receivable                                                    11,205,976
Receivable for Fund shares sold                                           659,834
Prepaid expenses and other assets                                         198,968
                                                                 -----------------
      Total assets                                                  1,523,272,825
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                     416,097,146
Payable for Fund shares reacquired                                      3,120,412
Accrued expenses and other liabilities                                    952,208
Management fee payable                                                    439,270
Dividends payable                                                         397,495
Distribution fee payable                                                  293,495
Due to broker - variation margin                                           61,672
                                                                 -----------------
      Total liabilities                                               421,361,698
                                                                 -----------------
NET ASSETS                                                        $ 1,101,911,127
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Common stock, at par                                           $     1,310,526
   Paid-in capital in excess of par                                 1,284,768,029
                                                                 -----------------
                                                                    1,286,078,555
   Accumulated net realized loss on investments                      (142,627,228)
   Net unrealized depreciation on investments                         (41,540,200)
                                                                 -----------------
Net assets, February 29, 2000                                     $ 1,101,911,127
                                                                 -----------------
                                                                 -----------------

                                     B-57     See Notes to Financial Statements
       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                 February 29, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($806,619,622 DIVIDED BY 95,936,576 shares of common stock
      issued and outstanding)                                               $8.41
   Maximum sales charge (4% of offering price)                                .35
                                                                 -----------------
   Maximum offering price to public                                         $8.76
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($193,393,517 DIVIDED BY 22,985,362 shares of common stock
      issued and outstanding)                                               $8.41
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($8,508,350 DIVIDED BY 1,011,211 shares of common stock issued
      and outstanding)                                                      $8.41
   Sales charge (1% of offering price)                                        .08
                                                                 -----------------
   Offering price to public                                                 $8.49
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($93,389,638 DIVIDED BY 11,119,437 shares of common stock
      issued and outstanding)                                               $8.40
                                                                 -----------------
                                                                 -----------------

See Notes to Financial Statements    B-58

       Prudential Government Income Fund, Inc.
             Statement of Operations

                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $  89,843,725
                                                                 -----------------
Expenses
   Management fee                                                      6,136,364
   Distribution fee--Class A                                           2,143,964
   Distribution fee--Class B                                           2,168,616
   Distribution fee--Class C                                              67,605
   Transfer agent's fees and expenses                                  2,024,000
   Reports to shareholders                                               115,000
   Custodian's fees and expenses                                          86,000
   Audit fee and expenses                                                 44,000
   Directors' fees and expenses                                           27,000
   Registration fees                                                      25,000
   Insurance expense                                                      19,000
   Legal fees and expenses                                                10,000
   Miscellaneous                                                             678
                                                                 -----------------
      Total expenses                                                  12,867,227
                                                                 -----------------
Net investment income                                                 76,976,498
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
   Investment transactions                                           (34,938,279)
   Financial futures contracts                                        (1,732,583)
                                                                 -----------------
                                                                     (36,670,862)
                                                                 -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (45,313,972)
   Financial futures contracts                                           (47,094)
                                                                 -----------------
                                                                     (45,361,066)
                                                                 -----------------
Net loss on investments                                              (82,031,928)
                                                                 -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (5,055,430)
                                                                 -----------------
                                                                 -----------------

                                     B-59     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Changes in Net Assets

                                                            Year Ended
                                                         February 28/29,
                                                 --------------------------------
                                                      2000              1999
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $   76,976,498    $   73,602,481
   Net realized gain (loss) on investment
      transactions                                  (36,670,862)       23,727,086
   Net change in unrealized
      appreciation/depreciation on investments      (45,361,066)      (36,161,034)
                                                 --------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                      (5,055,430)       61,168,533
                                                 --------------    --------------
   Dividends from net investment income (Note
      1)
   Class A                                          (54,772,627)      (50,553,420)
   Class B                                          (15,174,492)      (17,378,979)
   Class C                                             (531,416)         (268,163)
   Class Z                                           (6,497,963)       (5,401,919)
                                                 --------------    --------------
                                                    (76,976,498)      (73,602,481)
                                                 --------------    --------------
   Fund share transactions (net of share
      conversions) (Note 6):
   Net proceeds from shares subscribed              242,255,365       393,970,010
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                      51,114,813        47,502,780
   Cost of shares reacquired                       (453,755,385)     (337,878,336)
                                                 --------------    --------------
   Net increase (decrease) in net assets from
      Fund share transactions                      (160,385,207)      103,594,454
                                                 --------------    --------------
      Total increase (decrease)                    (242,417,135)       91,160,506
NET ASSETS
Beginning of year                                 1,344,328,262     1,253,167,756
                                                 --------------    --------------
End of year                                      $1,101,911,127    $1,344,328,262
                                                 --------------    --------------
                                                 --------------    --------------

See Notes to Financial Statements    B-60

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements
      Prudential Government Income Fund, Inc., (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek high current income. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Security Valuation:    The Fund values portfolio securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Financial futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Should an extraordinary event, which is likely to affect the value of a security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established under the general supervision of the Fund's Board of Directors.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
      Repurchase Agreements:    In connection with repurchase agreements with
U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
      Dollar Rolls:    The Fund enters into mortgage dollar rolls in which the
Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.
      Securities Lending:    The Fund may lend its U.S. Government securities to
broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discount on portfolio securities as adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Dividends and Distributions:    The Fund declares daily and pays monthly
dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management, LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them.
       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of the Class A shares for the year ended February 29, 2000.
      Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were .825 of 1% of the average daily net assets of the Class B shares for the year ended February 29, 2000.
      Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were .75 of 1% of the average daily net assets of the Class C shares for the year ended February 29, 2000.
      PIMS has advised the Fund that it received approximately $126,500 and $41,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended February 29, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the year ended February 29, 2000 it received approximately $559,000 and $12,900 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.
      As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. For the period 3/11/99 - 3/9/00, the commitment fee on the unused portion of the credit facility was .065 of 1%. Subsequent to March 9, 2000, the SCA was renewed with a maximum commitment of $1 billion at a commitment fee of .080 of 1% of the unused portion of the facility. The expiration date of the SCA is March 9, 2001. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000.

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended February 29, 2000. The purpose of the credit agreements is to serve as an alternative source of funding for capital share redemptions.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended February 29, 2000, the Fund incurred fees of approximately $2,023,200 for the services of PMFS. As of February 29, 2000, approximately $162,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended February 29, 2000, were $823,297,537 and $859,516,205, respectively.
      During the year ended February 29, 2000, the Fund entered into financial futures contracts. Details of open contracts at February 29, 2000 are as follows:

                                                                      Value at         Unrealized
Number of                            Expiration      Value at       February 29,      Appreciation
Contracts            Type               Date        Trade Date          2000         (Depreciation)
---------     ------------------    ------------    -----------     ------------     --------------
              Short positions:      Mar.
   271        10 yr. T-Note         2000            $25,829,688     $ 25,952,485       $ (122,797)
                                    Mar.
    95        10 yr. T-Note         2000              9,173,437        9,097,734           75,703
                                                                                     --------------
                                                                                       $  (47,094)
                                                                                     --------------
                                                                                     --------------

      The federal income tax basis of the Fund's investments at February 29, 2000 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $41,493,106 (gross unrealized appreciation-$4,261,440; gross unrealized depreciation-$45,754,546).
      The Fund had a capital loss carryforward as of February 29, 2000 of approximately $124,629,000 of which $17,809,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003, $717,000 expires in 2004,
$17,950,000 expires in 2005, and $18,673,000 expires in 2008. Accordingly, no

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.
      The average balance of dollar rolls outstanding during the year ended February 29, 2000 was approximately $30,121,000. The amount of dollar rolls outstanding at February 29, 2000 was $179,103,191 (principal $189,745,000), which was 11.8% of total assets.
      As of February 29, 2000, the Fund had securities on loan with an aggregate market value of $34,811,090. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $35,734,609.
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 29, 2000, the Fund had a 14.18% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $107,913,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
      Bear, Stearns & Co., Inc., 5.78%, in the principal amount of $130,000,000, repurchase price $130,020,872, due 3/1/00. The value of the collateral including accrued interest was $133,586,248.
      Credit Suisse First Boston Corp., 5.80%, in the principal amount of $150,000,000, repurchase price $150,024,167, due 3/1/00. The value of the collateral including accrued interest was $155,522,342.
      Deutsche Bank Securities, Inc., 5.48%, in the principal amount of $241,170,000, repurchase price $241,206,711, due 3/1/00. The value of the collateral including accrued interest was $245,993,670.
      Warburg Dillon Read LLC, 5.55%, in the principal amount of $80,000,000, repurchase price $80,012,333, due 3/1/00. The value of the collateral including accrued interest was $81,604,059.
      Warburg Dillon Read LLC, 5.75%, in the principal amount of $160,000,000, repurchase price $160,025,556, due 3/1/00. The value of the collateral including accrued interest was $163,202,757.
       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.
      There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.
      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended February 29, 2000:
Shares sold...............................................   16,424,755    $ 141,843,573
Shares issued in reinvestment of dividends................    4,001,400       34,524,034
Shares reacquired.........................................  (28,860,546)    (248,688,001)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion......   (8,434,391)     (72,320,394)
Shares issued upon conversion from Class B................    4,701,032       40,767,586
                                                            -----------    -------------
Net decrease in shares outstanding........................   (3,733,359)   $ (31,552,808)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................   11,337,948    $ 103,420,990
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................    9,218,999       85,302,295
Shares issued in reinvestment of dividends................    3,393,079       30,992,330
Shares reacquired.........................................  (18,175,930)    (166,229,454)
                                                            -----------    -------------
Net increase in shares outstanding before conversion......    5,774,096       53,486,161
Shares issued upon conversion from Class B................    3,289,549       30,222,531
                                                            -----------    -------------
Net increase in shares outstanding........................    9,063,645    $  83,708,692
                                                            -----------    -------------
                                                            -----------    -------------

Class B
----------------------------------------------------------

Year ended February 29, 2000:
Shares sold...............................................    3,881,043    $  33,796,581
Shares issued in reinvestment of dividends................    1,123,997        9,731,345
Shares reacquired.........................................  (15,538,651)    (134,608,190)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion......  (10,533,611)     (91,080,264)
Shares reacquired upon conversion into Class A............   (4,695,615)     (40,767,586)
                                                            -----------    -------------
Net decrease in shares outstanding........................  (15,229,226)   $(131,847,850)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................    8,957,322    $  82,525,127
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................    5,348,280       49,472,834
Shares issued in reinvestment of dividends................    1,197,788       10,945,704
Shares reacquired.........................................  (12,229,393)    (112,158,657)
                                                            -----------    -------------
Net increase in shares outstanding before conversion......    3,273,997       30,785,008
Shares reacquired upon conversion into Class A............   (3,285,972)     (30,222,531)
                                                            -----------    -------------
Net decrease in shares outstanding........................      (11,975)   $     562,477
                                                            -----------    -------------
                                                            -----------    -------------

Class C
----------------------------------------------------------

Year ended February 29, 2000:
Shares sold...............................................      824,481    $   7,159,778
Shares issued in reinvestment of dividends................       46,492          400,984
Shares reacquired.........................................     (776,182)      (6,687,075)
                                                            -----------    -------------
Net increase in shares outstanding........................       94,791    $     873,687
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................      737,124    $   6,785,510
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................      157,565        1,457,390
Shares issued in reinvestment of dividends................       24,242          221,821
Shares reacquired.........................................     (316,198)      (2,907,003)
                                                            -----------    -------------
Net increase in shares outstanding........................      602,733    $   5,557,718
                                                            -----------    -------------
                                                            -----------    -------------

Class Z
----------------------------------------------------------

Year ended February 29, 2000:
Shares sold...............................................    6,852,261    $  59,455,433
Shares issued in reinvestment of dividends................      749,774        6,458,450
Shares reacquired.........................................   (7,365,536)     (63,772,119)
                                                            -----------    -------------
Net increase in shares outstanding........................      236,499    $   2,141,764
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................    7,074,770    $  64,867,892
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................       14,932          137,972
Shares issued in reinvestment of dividends................      585,585        5,342,925
Shares reacquired.........................................   (6,169,039)     (56,583,222)
                                                            -----------    -------------
Net increase in shares outstanding........................    1,506,248    $  13,765,567
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Government Income Fund, Inc.
             Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    8.98
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.55
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.57)
                                                                 -----------------
   Total from investment operations                                      (0.02)
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.55)
                                                                 -----------------
Net asset value, end of year                                         $    8.41
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                         (0.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 806,620
Average net assets (000)                                             $ 857,586
Ratios to average net assets:
   Expenses, including distribution fees                                  0.94%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  6.39%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  68%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
                                     B-69     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.05             $   8.76             $   9.04             $   8.59
----------------     ----------------     ----------------     ----------------
        0.55                 0.58                 0.60                 0.60
       (0.07)                0.29                (0.28)                0.45
----------------     ----------------     ----------------     ----------------
        0.48                 0.87                 0.32                 1.05
----------------     ----------------     ----------------     ----------------
       (0.55)               (0.58)               (0.60)               (0.60)
----------------     ----------------     ----------------     ----------------
    $   8.98             $   9.05             $   8.76             $   9.04
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        5.40%               10.26%                3.70%               12.41%
    $895,039             $819,536             $860,319             $945,038
    $836,143             $842,431             $884,862             $909,169
        0.84%                0.86%                0.90%                0.91%
        0.68%                0.71%                0.75%                0.76%
        6.05%                6.52%                6.78%                6.65%
         106%                  88%                 107%                 123%

See Notes to Financial Statements    B-70

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    8.99
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.50
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.58)
                                                                 -----------------
   Total from investment operations                                      (0.08)
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.50)
                                                                 -----------------
Net asset value, end of year                                         $    8.41
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                         (0.83)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 193,394
Average net assets (000)                                             $ 262,863
Ratios to average net assets:
   Expenses, including distribution fees                                  1.52%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  5.77%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
                                     B-71     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.05             $   8.77             $   9.04             $   8.60
----------------     ----------------     ----------------     ----------------
        0.49                 0.52                 0.54                 0.54
       (0.06)                0.28                (0.27)                0.44
----------------     ----------------     ----------------     ----------------
        0.43                 0.80                 0.27                 0.98
----------------     ----------------     ----------------     ----------------
       (0.49)               (0.52)               (0.54)               (0.54)
----------------     ----------------     ----------------     ----------------
    $   8.99             $   9.05             $   8.77             $   9.04
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.83%                9.40%                3.12%               11.54%
    $343,425             $346,059             $461,988             $641,946
    $322,626             $385,145             $543,796             $647,515
        1.50%                1.53%                1.57%                1.58%
        0.68%                0.71%                0.75%                0.76%
        5.39%                5.85%                6.11%                5.99%

See Notes to Financial Statements    B-72

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    8.99
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.51
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.58)
                                                                 -----------------
   Total from investment operations                                      (0.07)
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.51)
                                                                 -----------------
Net asset value, end of year                                         $    8.41
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                         (0.76)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $   8,508
Average net assets (000)                                             $   9,014
Ratios to average net assets:
   Expenses, including distribution fees                                  1.44%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  5.90%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
                                     B-73     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.05             $   8.77             $   9.04             $   8.60
----------------     ----------------     ----------------     ----------------
        0.50                 0.53                 0.54                 0.54
       (0.06)                0.28                (0.27)                0.44
----------------     ----------------     ----------------     ----------------
        0.44                 0.81                 0.27                 0.98
----------------     ----------------     ----------------     ----------------
       (0.50)               (0.53)               (0.54)               (0.54)
----------------     ----------------     ----------------     ----------------
    $   8.99             $   9.05             $   8.77             $   9.04
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.91%                9.48%                3.20%               11.63%
    $  8,236             $  2,840             $  2,569             $  1,799
    $  4,878             $  2,523             $  2,440             $    765
        1.43%                1.46%                1.50%                1.51%
        0.68%                0.71%                0.75%                0.76%
        5.50%                5.92%                6.19%                5.99%

See Notes to Financial Statements    B-74

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    8.97
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.57
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.57)
                                                                 -----------------
   Total from investment operations                                         --
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.57)
                                                                 -----------------
Net asset value, end of period                                       $    8.40
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                          0.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $  93,390
Average net assets (000)                                             $  97,811
Ratios to average net assets:
   Expenses, including distribution fees                                  0.69%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  6.64%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
                                     B-75    See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                        Class Z
----------------------------------------------------------------------------------------
        Year Ended February 28/29,                          March 4, 1999(c)
------------------------------------------                through February 28,
      1999                      1998                              1997
----------------------------------------------------------------------------------
    $   9.04                  $   8.76                          $    9.13
----------------          ----------------                     ----------
        0.57                      0.59                               0.61
       (0.07)                     0.28                              (0.37)
----------------          ----------------                     ----------
        0.50                      0.87                               0.24
----------------          ----------------                     ----------
       (0.57)                    (0.59)                             (0.61)
----------------          ----------------                     ----------
    $   8.97                  $   9.04                          $    8.76
----------------          ----------------                     ----------
----------------          ----------------                     ----------
        5.58%                    10.30%                              3.16%
    $ 97,629                  $ 84,733                          $  73,411
    $ 86,892                  $ 71,425                          $  39,551
        0.68%                     0.71%                              0.75%(b)
        0.68%                     0.71%                              0.75%(b)
        6.22%                     6.67%                              6.76%(b)

See Notes to Financial Statements    B-76

       Prudential Government Income Fund, Inc.
             Report of Independent Accountants
To the Shareholders and Board of Directors of
Prudential Government Income Fund, Inc.
      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Government Income Fund, Inc. (the 'Fund') at February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying highlights for each of the two periods ended February 28, 1997 were audited by other independent accountants, whose opinion dated April 11, 1997 was unqualified. PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 14, 2000
                                     B-77      See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Important Notice for Certain Shareholders
      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 40% of the dividends paid by Prudential Government Income Fund qualify for such deduction.
      For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.
See Notes to Financial Statements    B-78

                    APPENDIX I--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.


                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


VALUE OF $1.00 INVESTED ON
1/1/1926 THROUGH 12/31/1999  SMALL STOCKS  COMMON STOCKS  LONG-TERM BONDS  TREASURY BILLS  INFLATION
1926
1936
1946
1956
1966
1976
1986
1999                            $6,640.79      $2,845.63           $40.22          $15.64      $9.40


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.


    Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

    Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

    Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).


    IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR                                 1989   1990   1991   1992   1993   1994   1995   1996   1997   1998   1999
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                             14.4%   8.5%  15.3%   7.2%  10.7%  (3.4)% 18.4%   2.7%   9.6%  10.0%  (2.56)%
-----------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                        15.4%  10.7%  15.7%   7.0%   6.8%  (1.6)% 16.8%   5.4%   9.5%   7.0%   1.86%
-----------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                             14.1%   7.1%  18.5%   8.7%  12.2%  (3.9)% 22.3%   3.3%  10.2%   8.6%  (1.96)%
-----------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                              0.8%  (9.6)% 46.2%  15.8%  17.1%  (1.0)% 19.2%  11.4%  12.8%   1.6%   2.39%
-----------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                             (3.4)% 15.3%  16.2%   4.8%  15.1%   6.0%  19.6%   4.1%  (4.3)%  5.3%  (5.07)%
-----------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT            18.8%  24.9%  30.9%  11.0%  10.3%   9.9%   5.5%   8.7%  17.1%   8.4%   7.46%


(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).


(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.



(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.


(5)SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1999)
1926
1936
1946
1956
1966
1976
1986
1996
1999

                                    YEAR-END

-------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.



    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31,1999. It does not represent the performance of any Prudential mutual fund.



           AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                  (12/31/1985 - 12/31/1999) (IN U.S. DOLLARS)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sweden       22.70%
Hong Kong    20.37%
Spain        20.11%
Netherland   18.63%
Belgium      18.41%
France       17.69%
USA          17.39%
UK           16.41%
Europe       16.28%
Switzerland  15.58%
Sing/Mlysia  15.07%
Denmark      14.72%
Germany      13.29%
Australia    11.68%
Italy        11.39%
Canada       11.10%
Japan         9.59%
Norway        8.91%
Austria       7.09%

-------

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CAPITAL APPRECIATION     CAPITAL APPRECIATION ONLY
      AND REINVESTING DIVIDENDS
1969
1973
1977
1981
1985
1989
1993
1997
1999                   $474,094                   $159,597

-------

Source: Lipper Inc. Used with permission. All rights reserved. The chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.



                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 20.7 TRILLION


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada          2.1%
Europe         32.5%
U.S.           49.0%
Pacific Basin  16.4%

-------

Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes and does not represent the allocation of any Prudential mutual fund.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION


    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer-term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION


    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

ANNUAL REPORT   FEBRUARY 29, 2000

Prudential
Government Income Fund, Inc.

Fund Type Government securities
Objective High current return

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential Government Income Fund is designed for investors who want high current return primarily from bonds issued or guaranteed by the U.S.
government or its agencies. The guarantee on U.S.
government securities applies only to the underlying securities of the Fund's portfolio and not to the value of the Fund's shares. At least 65% of the Fund's total assets are invested in U.S.
government securities. There can be no assurance that the Fund will achieve its investment objective.

         Contents
    1    Message From the Fund's President
    2    Performance Review
    2    Portfolio Composition
    3    Performance at a Glance
    4    Five Largest Issuers
    8    Financial Statements
www.prudential.com                   (800) 225-1852
Message From the Fund's President    As of April 17, 2000

(PHOTO)
Dear Shareholder
Prudential Government Income Fund's Class A shares posted a negative return of 0.15% during its fiscal year that ended February 29, 2000. Its benchmark
Lipper Average returned a negative 0.33%. Both ended the review period in negative territory as rising interest rates resulted in higher yields and lower prices for many U.S. fixed-income instruments. After the initial sales charge, the Series' Class A shares posted a negative return of 4.14%.

Asset allocation for the long run
When an asset class performs poorly, it's easy to lose sight of why you invested in it in the first place. There's often a nagging temptation to jettison lackluster investments and consolidate your portfolio in an asset class that is currently doing well. For most people, however, that would be a mistake. One of the main reasons for diversifying among different asset classes is to reduce risk. A pure stock portfolio, for example, would leave you exposed to the volatility of the equity market. Adding bond and money market investments to the mix may help to reduce the volatility of a pure stock portfolio by sacrificing higher returns during good times for potential protection when stocks "head south."

There is no easy method to help you decide on the right level of diversification. The key is to understand your overall investment strategy, including how you really feel about risk. If diversification seemed appropriate when you first designed your portfolio, chances are it still is.
The acid test is what diversification can do for you over the life of your investment program.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,
John R. Strangfeld
President
Prudential Government Income Fund, Inc.

Prudential Government Income Fund, Inc.
Performance Review

(PHOTO)
Michael Lillard, Team Leader of the U.S. Liquidity Sector Team

U.S. bond markets faced difficult year
U.S. bond markets had to contend with two formidable challenges during our 12-month review period: a U.S. economy that was growing much faster than expected and a Federal Reserve committed to acting preemptively to control inflation. Four short-term interest-rate increases by the Fed drove yields higher on bonds of all maturities.

However, yields on longer-dated U.S. Treasury securities fell considerably (and their prices rose) during the first two months of 2000. This occurred primarily in response to the U.S. Treasury
Department's recently announced buyback program.
While the Fund's Treasury holdings were helped by this turn of events, its Class A, B, and C shares still posted small negative returns for the full fiscal year that were roughly in line with its benchmark Lipper Average.

Fed tried to curb U.S. economic growth
Although the review period began with relatively modest expectations for U.S. economic growth and corporate profits, both underwent significant upward revision as the first half of 1999 progressed. At the same time, Asia began to show signs of meaningful recovery from its economic malaise. Furthermore, energy prices began a sharp advance, fueled by increased demand from Asia and production cuts by the Organization of Petroleum
Exporting Countries (OPEC). Amid these signs of accelerating economic

Portfolio Composition
Expressed as a percentage of total investments
as of 2/29/00
        31.33%    Mortgages
        28.33     Treasuries
        17.21     Government Agency
        5.60      Corporates
        0.73      Asset-Backed
        0.57      Other
        16.23     Cash Equivalents
www.prudential.com                       (800) 225-1852
Performance at a Glance

Cumulative Total Returns1                      As of 2/29/00
                     One       Five       Ten         Since
                     Year      Years     Years      Inception2
Class A              -0.15%    35.28%    97.25%       96.11%
Class B              -0.83     30.80     83.49    172.77 (170.17)
Class C              -0.76     31.31      N/A         34.93
Class Z               0.09      N/A       N/A         20.23
Lipper General U.S.
Gov't Fund Avg.3     -0.33     33.24     94.55         ***

Average Annual Total Returns1                   As of 3/31/00
                     One       Five       Ten         Since
                     Year      Years     Years      Inception2
    Class A         -3.10%     5.55%     7.19%         6.56%
    Class B         -4.64      5.55      6.42       7.05 (6.97)
    Class C         -1.57      5.58       N/A          5.50
    Class Z          1.18      N/A        N/A          4.99

Distributions and Yields                                As of 2/29/00
               Total Distributions        30-Day
                Paid for 12 Months       SEC Yield
    Class A           $0.55                5.91%
    Class B           $0.50                5.59
    Class C           $0.51                5.61
    Class Z           $0.57                6.41

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
4/22/85; Class C, 8/1/94; and Class Z, 3/4/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the General U.S. Government Fund category. General U.S. Government funds invest at least 65% of their assets in U.S. government agency issues.

***Lipper Since Inception returns are 95.12% for
Class A, 192.73% for Class B, 36.67% for Class C, and 19.66% for Class Z, based on all funds in each share class.

Prudential Government Income Fund, Inc.
Performance Review

activity, inflation remained under control.
However, Fed officials were still concerned about tight labor markets and excessive speculation in the stock market.

At the end of June 1999, the Fed implemented a 0.25% increase in the federal funds rate (the rate U.S. banks charge each other for overnight loans). A second 0.25% increase followed in August 1999 and a third in November
1999, the last two accompanied by 0.25% boosts in the discount rate (the rate banks pay to borrow money from the Fed).

On February 2, 2000, the Fed raised the federal funds rate to 5.75% and the discount rate to 5.25%--both 0.25% increases. As the review period drew to a close, the question on most investors' minds was not whether there would be more rate hikes in the first half of 2000, but how many there would be.

Buyback plan stirred U.S. Treasury market
Also on February 2, 2000, the U.S. Treasury
Department officially announced its plans to buy back some of its securities. The program was prompted by the federal budget surpluses generated during the past several fiscal years, which have reduced the need for government borrowing. Treasury officials indicated that they hoped to buy back up to $30 billion in Treasury securities by the end of 2000. It was also stated that issuance of new five- and 10-year Treasury notes would be reduced, as would issuance of 30-year Treasury bonds. The prospect of decreased supply and increased demand for Treasuries pushed yields lower (and prices higher), especially at the longer end of the market. The 30-year bond yield declined from 6.74% on January 18, 2000, to 6.14% at the end of February 2000.

Five Largest Issuers
Expressed as a percentage of net assets
as of 2/29/00

        34.88%   U.S. Treasury Obligations
        30.90    Federal National Mortgage Assoc.
        11.84    Gov't National Mortgage Assoc.
        9.03     Small Business Administration
        4.88     New Jersey Economic Dev Auth.

www.prudential.com                         (800) 225-1852

The Treasury program had two other effects. In pushing down long-term Treasury yields at a time when short-term yields were rising, the buyback program caused an inversion of the Treasury yield curve (a yield curve is a graph that depicts yields on bonds from the shortest to the longest maturities.) Normally, investments with longer durations command higher yields. However, during the period, yields for 30-year bonds dipped below those of two- and 10-year notes. In addition, the strong rally in the Treasury sector caused the spread, or difference in yields, to widen between Treasuries and various types of non-Treasury securities. As a result, mortgage-backed securities and government agency securities--two of the Fund's largest asset classes--underperformed Treasuries.

We bought mortgage-backed securities and
Treasuries, and sold government agency securities
There were two main parts to our strategy. First, we increased mortgage-backed securities from 26% of the Fund's net assets at the beginning of our fiscal year to 39% at the end. While mortgage-backed securities underperformed during much of the period, we felt their prices would be supported by a diminishing supply of these securities due to the decrease in mortgage refinancing activity that typically accompanies higher interest rates. A decline in the number of newly issued mortgage-backed securities, combined with ongoing healthy investor demand, could be expected to help their performance. We also reasoned that, as securities with intermediate-term maturities, the relative performance of mortgage-backed securities should be less affected by the Treasury buyback plan, which is expected to be felt most at the longer end of the market.

Second, we increased Treasuries from 30% of the Fund's net assets as our fiscal year began to 35% at the close of the year. The Fund's holdings consist primarily of two categories of Treasuries--older, or off-the-run, securities with maturities of 15 to 23 years, and older higher-coupon securities that were issued with an option for the Treasury to retire them prior to maturity.
We believe both types will be targeted by the Treasury buyback program.

Prudential Government Income Fund, Inc.
Performance Review

We decreased government agency securities to 21% of the Fund's net assets as of February 29, 2000, from 28% on February 28, 1999. These securities were sold over the period to enable the increases in Treasuries and mortgage-backed securities.

Looking ahead
Short rates seen rising, but longer rates could stabilize

We expect that the Fed will continue its efforts to moderate U.S. economic growth. At some point very soon, though, the delayed effects of higher short-term rates may kick in, and the economic expansion will begin to slow.

At the intermediate and longer end of the U.S.
government bond market, we expect yields to stabilize around current levels. The Treasury buyback program should continue to support prices of long-term and, to a lesser extent, intermediate-term Treasuries. All of this adds up to a relatively flat yield curve, with long- and short-term rates closer to each another. If the Fed can achieve its goal of slowing economic growth without causing a recession, the environment for bonds should improve.

Prudential Government Income Fund, Inc.

Financial
    Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  103.2%
-------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs  38.6%
                 Federal Home Loan Mortgage Corp.,
$    9,703       5.75%, 4/15/10                                      $    9,430,180
       386(c)    7.50%, 6/01/24                                                 381
     4,000       8.00%, 1/01/22 - 5/01/23                                 4,036,879
     1,838       8.50%, 12/01/10 - 3/01/20                                1,873,817
     4,043       9.00%, 1/01/20                                           4,164,442
       946       11.50%, 10/01/19                                         1,027,414
                 Federal National Mortgage Assoc.,
    94,500(a)    6.00%, 3/01/15 - 3/01/30                                87,999,005
    87,427(a)    7.00%, 7/01/03 - 3/01/30                                83,983,594
    31,059       7.125%, 2/01/07                                         30,408,331
    66,394(a)    7.50%, 12/01/06 - 3/01/30                               65,693,260
         7(b)    8.00%, 10/01/24                                              7,270
     2,310       8.50%, 6/01/17 - 3/01/25                                 2,370,307
     3,101       9.00%, 8/01/24 - 4/01/25                                 3,208,802
       635       9.50%, 10/01/19 - 3/01/25                                  668,805
                 Government National Mortgage Assoc.,
    83,187       7.00%, 2/15/09 - 3/01/30                                79,991,933
    40,868(b)    7.50%, 5/15/02 - 3/01/30                                40,341,417
       601       8.00%, 7/15/16 - 3/15/24                                   606,666
     7,705       9.50%, 10/15/09 - 12/15/17                               8,167,663
                 Government National Mortgage Assoc. II,
     1,275       9.50%, 5/20/18 - 7/20/21                                 1,337,408
                                                                     --------------
                 Total U.S. Government Agency Mortgage
                  Pass-Throughs
                  (cost $423,849,686)                                   425,317,574
-------------------------------------------------------------------------------------
U.S. Government Obligations  34.9%
                 United States Treasury Bonds,
    10,000       7.125%, 2/15/23                                         10,857,800
    20,000(e)    8.125%, 8/15/19                                         23,659,400
    30,400       8.125%, 8/15/21                                         36,332,864
    20,000(b)    8.75%, 5/15/17                                          24,634,400
    12,000       8.75%, 8/15/20                                          15,105,000
    42,800(b)    10.00%, 5/15/10                                         48,584,848
     3,000(b)    12.00%, 8/15/13                                          3,986,730

    8                                      See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000 Cont'd.

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
                 United States Treasury Bonds,
$    6,300(b)    12.50%, 8/15/14                                     $    8,775,711
    68,400(b)    12.75%, 11/15/10                                        87,124,500
                 United States Treasury Notes,
    29,750(d)    6.50%, 2/15/10                                          29,926,715
    44,000(b)    11.75%, 2/15/10                                         52,902,960
                 United States Treasury Strips,
     6,100       Zero Coupon, 11/15/09                                    3,219,092
    81,500       Zero Coupon, 11/15/15                                   30,116,695
    27,000       Zero Coupon, 5/15/17                                     9,148,410
                                                                     --------------
                 Total U.S. Government Obligations
                  (cost $413,860,814)                                   384,375,125
-------------------------------------------------------------------------------------
U.S. Government Agency Securities  20.0%
    25,000(b)    Federal Home Loan Bank,
                  5.75%, 10/15/07                                        24,562,500
                 Federal National Mortgage Assoc., M.T.N.,
    13,500       5.875%, 4/23/04                                         12,841,875
    40,000(b)    6.06%, 5/21/03                                          38,612,400
    15,000       6.30%, 9/25/02                                          14,688,300
                 Small Business Administration,
    15,414       Ser. 1995-20B, 8.15%, 2/01/15                           15,775,241
    19,707       Ser. 1995-20L, 6.45%, 12/01/15                          18,510,416
    28,363       Ser. 1996-20H, 7.25%, 8/01/16                           27,733,810
    17,145       Ser. 1996-20K, 6.95%, 11/01/16                          16,507,287
     8,648       Ser. 1997-20A, 7.15%, 1/01/17                            8,409,588
    13,827       Ser. 1998-20I, 6.00%, 9/01/18                           12,564,587
                 Tennessee Valley Authority,
       600       Ser. 1993-D, 7.25%, 7/15/43                                565,536
    30,000(b)    Ser. 1995-B, 6.235%, 7/15/45                            29,751,000
                                                                     --------------
                 Total U.S. Government Agency Securities
                  (cost $230,427,757)                                   220,522,540

    See Notes to Financial Statements                                      9

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000 Cont'd.

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
Corporate Bonds  6.9%
$   22,000(b)    Merck and Co.,
                  5.76%, 5/03/37, M.T.N.                             $   22,000,000
    55,000(d)    New Jersey Economic Development Authority,
                  Ser. A, 7.425%, 2/15/29                                53,728,125
                                                                     --------------
                 Total Corporate Bonds (cost $79,214,850)                75,728,125
-------------------------------------------------------------------------------------
Collateralized Mortgage Obligation  0.7%
     4,564       Resolution Trust Corp.,
                  Ser. 1994-1, Class B2,
                  7.75%, 9/25/29                                          4,385,390
       997       Ryland Mortgage Participation Securities,
                  Ser. 1993-3, Class A3,
                  7.061%, 9/25/24, (ARM)                                    946,701
     2,207       Structured Asset Securities Corp.,
                  Ser. 1995-C1, Class C,
                  7.375%, 9/25/24                                         2,200,985
                                                                     --------------
                 Total Collateralized Mortgage Obligation
                  (cost $7,379,232)                                       7,533,076
-------------------------------------------------------------------------------------
U.S. Government Agency - Stripped Security  1.2%
     5,000       Financing Corp.,
                  Zero Coupon, 3/07/04                                    3,767,800
    19,543       Israel AID,
                  Zero Coupon, 8/15/09                                   10,059,404
                                                                     --------------
                 Total U.S. Government Agency-Stripped Security
                  (cost $13,863,091)                                     13,827,204
-------------------------------------------------------------------------------------
Asset Backed Securities  0.9%
    10,000       Aesop Funding II LLC,
                  Ser. 1997-1, Class A2,
                  6.40%, 10/20/03
                 (cost $9,998,438)                                        9,797,118
                                                                     --------------
                 Total Long-Term Investments (cost $1,178,593,868)    1,137,100,762

    10                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000 Cont'd.

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  20.0%
-------------------------------------------------------------------------------------
Corporate Bonds  10.2%
$   18,000       Invensys PLC,
                  5.90%, 3/01/00                                     $   18,000,000
    44,000       SBC Communications, Inc.,
                  5.80%, 3/13/00                                         43,914,933
    13,700       Transamerica Finance Corp.,
                  5.80%, 3/08/00                                         13,684,550
     8,931       Triple A One Funding Corp.,
                  5.82%, 3/09/00                                          8,919,449
    28,200       5.82%, 3/10/00                                          28,158,969
                                                                     --------------
                 Total Corporate Bonds (cost $112,677,901)              112,677,901
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  9.8%
   107,913       Joint Repurchase Agreement Account,
                  5.66%, 3/01/00
                  (cost $107,913,000; Note 5)                           107,913,000
                                                                     --------------
                 Total Short-Term Investments (cost $220,590,901)       220,590,901
                 Total Investments  123.2% (cost $1,399,184,769;
                  Note 4)                                             1,357,691,663
                 Liabilities in excess of other assets  (23.2%)        (255,780,536)
                                                                     --------------
                 Net Assets  100%                                    $1,101,911,127
                                                                     --------------
                                                                     --------------

------------------------------
AID--Agency for International Development
ARM--Adjustable Rate Mortgage
M.T.N.--Medium-Term Note
(a) Partial principal amount of $189,745,000 represents a to-be-announced ('TBA') mortgage dollar roll, see Notes 1 and 4.
(b) Partial principal amount pledged as collateral for mortgage dollar roll.
(c) Represents actual principal amount (not rounded to nearest thousand).
(d) Securities, or portion thereof, on loan, see Note 4.
(e) Partial principal amount pledged as collateral for financial future contracts.
    See Notes to Financial Statements                                     11

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities

                                                                 February 29, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments including repurchase agreement, at value
   (cost $1,399,184,769)                                          $ 1,357,691,663
Cash                                                                      360,790
Receivable for investments sold                                       153,155,594
Interest receivable                                                    11,205,976
Receivable for Fund shares sold                                           659,834
Prepaid expenses and other assets                                         198,968
                                                                 -----------------
      Total assets                                                  1,523,272,825
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                     416,097,146
Payable for Fund shares reacquired                                      3,120,412
Accrued expenses and other liabilities                                    952,208
Management fee payable                                                    439,270
Dividends payable                                                         397,495
Distribution fee payable                                                  293,495
Due to broker - variation margin                                           61,672
                                                                 -----------------
      Total liabilities                                               421,361,698
                                                                 -----------------
NET ASSETS                                                        $ 1,101,911,127
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Common stock, at par                                           $     1,310,526
   Paid-in capital in excess of par                                 1,284,768,029
                                                                 -----------------
                                                                    1,286,078,555
   Accumulated net realized loss on investments                      (142,627,228)
   Net unrealized depreciation on investments                         (41,540,200)
                                                                 -----------------
Net assets, February 29, 2000                                     $ 1,101,911,127
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                 February 29, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($806,619,622 / 95,936,576 shares of common stock
      issued and outstanding)                                               $8.41
   Maximum sales charge (4% of offering price)                                .35
                                                                 -----------------
   Maximum offering price to public                                         $8.76
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($193,393,517 / 22,985,362 shares of common stock
      issued and outstanding)                                               $8.41
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($8,508,350 / 1,011,211 shares of common stock issued
      and outstanding)                                                      $8.41
   Sales charge (1% of offering price)                                        .08
                                                                 -----------------
   Offering price to public                                                 $8.49
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($93,389,638 / 11,119,437 shares of common stock
      issued and outstanding)                                               $8.40
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     13

       Prudential Government Income Fund, Inc.
             Statement of Operations

                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $  89,843,725
                                                                 -----------------
Expenses
   Management fee                                                      6,136,364
   Distribution fee--Class A                                           2,143,964
   Distribution fee--Class B                                           2,168,616
   Distribution fee--Class C                                              67,605
   Transfer agent's fees and expenses                                  2,024,000
   Reports to shareholders                                               115,000
   Custodian's fees and expenses                                          86,000
   Audit fee and expenses                                                 44,000
   Directors' fees and expenses                                           27,000
   Registration fees                                                      25,000
   Insurance expense                                                      19,000
   Legal fees and expenses                                                10,000
   Miscellaneous                                                             678
                                                                 -----------------
      Total expenses                                                  12,867,227
                                                                 -----------------
Net investment income                                                 76,976,498
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
   Investment transactions                                           (34,938,279)
   Financial futures contracts                                        (1,732,583)
                                                                 -----------------
                                                                     (36,670,862)
                                                                 -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (45,313,972)
   Financial futures contracts                                           (47,094)
                                                                 -----------------
                                                                     (45,361,066)
                                                                 -----------------
Net loss on investments                                              (82,031,928)
                                                                 -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (5,055,430)
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Changes in Net Assets

                                                            Year Ended
                                                         February 28/29,
                                                 --------------------------------
                                                      2000              1999
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $   76,976,498    $   73,602,481
   Net realized gain (loss) on investment
      transactions                                  (36,670,862)       23,727,086
   Net change in unrealized
      appreciation/depreciation on investments      (45,361,066)      (36,161,034)
                                                 --------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                      (5,055,430)       61,168,533
                                                 --------------    --------------
   Dividends from net investment income (Note
      1)
   Class A                                          (54,772,627)      (50,553,420)
   Class B                                          (15,174,492)      (17,378,979)
   Class C                                             (531,416)         (268,163)
   Class Z                                           (6,497,963)       (5,401,919)
                                                 --------------    --------------
                                                    (76,976,498)      (73,602,481)
                                                 --------------    --------------
   Fund share transactions (net of share
      conversions) (Note 6):
   Net proceeds from shares subscribed              242,255,365       393,970,010
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                      51,114,813        47,502,780
   Cost of shares reacquired                       (453,755,385)     (337,878,336)
                                                 --------------    --------------
   Net increase (decrease) in net assets from
      Fund share transactions                      (160,385,207)      103,594,454
                                                 --------------    --------------
      Total increase (decrease)                    (242,417,135)       91,160,506
NET ASSETS
Beginning of year                                 1,344,328,262     1,253,167,756
                                                 --------------    --------------
End of year                                      $1,101,911,127    $1,344,328,262
                                                 --------------    --------------
                                                 --------------    --------------

    See Notes to Financial Statements                                     15

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements

      Prudential Government Income Fund, Inc., (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek high current income. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    The Fund values portfolio securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Financial futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Should an extraordinary event, which is likely to affect the value of a security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established under the general supervision of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with repurchase agreements with
U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    16

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Dollar Rolls:    The Fund enters into mortgage dollar rolls in which the
Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

      Securities Lending:    The Fund may lend its U.S. Government securities to
broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
                                                                          17

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discount on portfolio securities as adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Dividends and Distributions:    The Fund declares daily and pays monthly
dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management, LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them.
    18

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of the Class A shares for the year ended February 29, 2000.

      Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were .825 of 1% of the average daily net assets of the Class B shares for the year ended February 29, 2000.

      Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were .75 of 1% of the average daily net assets of the Class C shares for the year ended February 29, 2000.

      PIMS has advised the Fund that it received approximately $126,500 and $41,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended February 29, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended February 29, 2000 it received approximately $559,000 and $12,900 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

      As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. For the period 3/11/99 - 3/9/00, the commitment fee on the unused portion of the credit facility was .065 of 1%. Subsequent to March 9, 2000, the SCA was renewed with a maximum commitment of $1 billion at a commitment fee of .080 of 1% of the unused portion of the facility. The expiration date of the SCA is March 9, 2001. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000.
                                                                          19

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended February 29, 2000. The purpose of the credit agreements is to serve as an alternative source of funding for capital share redemptions.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended February 29, 2000, the Fund incurred fees of approximately $2,023,200 for the services of PMFS. As of February 29, 2000, approximately $162,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended February 29, 2000, were $823,297,537 and $859,516,205, respectively.

      During the year ended February 29, 2000, the Fund entered into financial futures contracts. Details of open contracts at February 29, 2000 are as follows:

                                                                      Value at         Unrealized
Number of                            Expiration      Value at       February 29,      Appreciation
Contracts            Type               Date        Trade Date          2000         (Depreciation)
---------     ------------------    ------------    -----------     ------------     --------------
              Short positions:      Mar.
   271        10 yr. T-Note         2000            $25,829,688     $ 25,952,485       $ (122,797)
                                    Mar.
    95        10 yr. T-Note         2000              9,173,437        9,097,734           75,703

                                                                                     --------------
                                                                                       $  (47,094)
                                                                                     --------------
                                                                                     --------------

      The federal income tax basis of the Fund's investments at February 29, 2000 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $41,493,106 (gross unrealized appreciation-$4,261,440; gross unrealized depreciation-$45,754,546).

      The Fund had a capital loss carryforward as of February 29, 2000 of approximately $124,629,000 of which $17,809,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003, $717,000 expires in 2004,
$17,950,000 expires in 2005, and $18,673,000 expires in 2008. Accordingly, no
    20

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

      The average balance of dollar rolls outstanding during the year ended February 29, 2000 was approximately $30,121,000. The amount of dollar rolls outstanding at February 29, 2000 was $179,103,191 (principal $189,745,000), which was 11.8% of total assets.

      As of February 29, 2000, the Fund had securities on loan with an aggregate market value of $34,811,090. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $35,734,609.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 29, 2000, the Fund had a 14.18% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $107,913,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

      Bear, Stearns & Co., Inc., 5.78%, in the principal amount of $130,000,000, repurchase price $130,020,872, due 3/1/00. The value of the collateral including accrued interest was $133,586,248.

      Credit Suisse First Boston Corp., 5.80%, in the principal amount of $150,000,000, repurchase price $150,024,167, due 3/1/00. The value of the collateral including accrued interest was $155,522,342.

      Deutsche Bank Securities, Inc., 5.48%, in the principal amount of $241,170,000, repurchase price $241,206,711, due 3/1/00. The value of the collateral including accrued interest was $245,993,670.

      Warburg Dillon Read LLC, 5.55%, in the principal amount of $80,000,000, repurchase price $80,012,333, due 3/1/00. The value of the collateral including accrued interest was $81,604,059.

      Warburg Dillon Read LLC, 5.75%, in the principal amount of $160,000,000, repurchase price $160,025,556, due 3/1/00. The value of the collateral including accrued interest was $163,202,757.
                                                                          21

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended February 29, 2000:
Shares sold...............................................   16,424,755    $ 141,843,573
Shares issued in reinvestment of dividends................    4,001,400       34,524,034
Shares reacquired.........................................  (28,860,546)    (248,688,001)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion......   (8,434,391)     (72,320,394)
Shares issued upon conversion from Class B................    4,701,032       40,767,586
                                                            -----------    -------------
Net decrease in shares outstanding........................   (3,733,359)   $ (31,552,808)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................   11,337,948    $ 103,420,990
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................    9,218,999       85,302,295
Shares issued in reinvestment of dividends................    3,393,079       30,992,330
Shares reacquired.........................................  (18,175,930)    (166,229,454)
                                                            -----------    -------------
Net increase in shares outstanding before conversion......    5,774,096       53,486,161
Shares issued upon conversion from Class B................    3,289,549       30,222,531
                                                            -----------    -------------
Net increase in shares outstanding........................    9,063,645    $  83,708,692
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended February 29, 2000:
Shares sold...............................................    3,881,043    $  33,796,581
Shares issued in reinvestment of dividends................    1,123,997        9,731,345
Shares reacquired.........................................  (15,538,651)    (134,608,190)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion......  (10,533,611)     (91,080,264)
Shares reacquired upon conversion into Class A............   (4,695,615)     (40,767,586)
                                                            -----------    -------------
Net decrease in shares outstanding........................  (15,229,226)   $(131,847,850)
                                                            -----------    -------------
                                                            -----------    -------------

    22

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................    8,957,322    $  82,525,127
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................    5,348,280       49,472,834
Shares issued in reinvestment of dividends................    1,197,788       10,945,704
Shares reacquired.........................................  (12,229,393)    (112,158,657)
                                                            -----------    -------------
Net increase in shares outstanding before conversion......    3,273,997       30,785,008
Shares reacquired upon conversion into Class A............   (3,285,972)     (30,222,531)
                                                            -----------    -------------
Net decrease in shares outstanding........................      (11,975)   $     562,477
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended February 29, 2000:
Shares sold...............................................      824,481    $   7,159,778
Shares issued in reinvestment of dividends................       46,492          400,984
Shares reacquired.........................................     (776,182)      (6,687,075)
                                                            -----------    -------------
Net increase in shares outstanding........................       94,791    $     873,687
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................      737,124    $   6,785,510
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................      157,565        1,457,390
Shares issued in reinvestment of dividends................       24,242          221,821
Shares reacquired.........................................     (316,198)      (2,907,003)
                                                            -----------    -------------
Net increase in shares outstanding........................      602,733    $   5,557,718
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended February 29, 2000:
Shares sold...............................................    6,852,261    $  59,455,433
Shares issued in reinvestment of dividends................      749,774        6,458,450
Shares reacquired.........................................   (7,365,536)     (63,772,119)
                                                            -----------    -------------
Net increase in shares outstanding........................      236,499    $   2,141,764
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................    7,074,770    $  64,867,892
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................       14,932          137,972
Shares issued in reinvestment of dividends................      585,585        5,342,925
Shares reacquired.........................................   (6,169,039)     (56,583,222)
                                                            -----------    -------------
Net increase in shares outstanding........................    1,506,248    $  13,765,567
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Government Income Fund, Inc.
             Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    8.98
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.55
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.57)
                                                                 -----------------
   Total from investment operations                                      (0.02)
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.55)
                                                                 -----------------
Net asset value, end of year                                         $    8.41
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                         (0.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 806,620
Average net assets (000)                                             $ 857,586
Ratios to average net assets:
   Expenses, including distribution fees                                  0.94%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  6.39%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  68%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    24                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.05             $   8.76             $   9.04             $   8.59
----------------     ----------------     ----------------     ----------------
        0.55                 0.58                 0.60                 0.60
       (0.07)                0.29                (0.28)                0.45
----------------     ----------------     ----------------     ----------------
        0.48                 0.87                 0.32                 1.05
----------------     ----------------     ----------------     ----------------
       (0.55)               (0.58)               (0.60)               (0.60)
----------------     ----------------     ----------------     ----------------
    $   8.98             $   9.05             $   8.76             $   9.04
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        5.40%               10.26%                3.70%               12.41%
    $895,039             $819,536             $860,319             $945,038
    $836,143             $842,431             $884,862             $909,169
        0.84%                0.86%                0.90%                0.91%
        0.68%                0.71%                0.75%                0.76%
        6.05%                6.52%                6.78%                6.65%
         106%                  88%                 107%                 123%

    See Notes to Financial Statements                                     25

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    8.99
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.50
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.58)
                                                                 -----------------
   Total from investment operations                                      (0.08)
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.50)
                                                                 -----------------
Net asset value, end of year                                         $    8.41
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                         (0.83)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 193,394
Average net assets (000)                                             $ 262,863
Ratios to average net assets:
   Expenses, including distribution fees                                  1.52%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  5.77%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    26                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.05             $   8.77             $   9.04             $   8.60
----------------     ----------------     ----------------     ----------------   ---
        0.49                 0.52                 0.54                 0.54
       (0.06)                0.28                (0.27)                0.44
----------------     ----------------     ----------------     ----------------   ---
        0.43                 0.80                 0.27                 0.98
----------------     ----------------     ----------------     ----------------   ---
       (0.49)               (0.52)               (0.54)               (0.54)
----------------     ----------------     ----------------     ----------------   ---
    $   8.99             $   9.05             $   8.77             $   9.04
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.83%                9.40%                3.12%               11.54%
    $343,425             $346,059             $461,988             $641,946
    $322,626             $385,145             $543,796             $647,515
        1.50%                1.53%                1.57%                1.58%
        0.68%                0.71%                0.75%                0.76%
        5.39%                5.85%                6.11%                5.99%

    See Notes to Financial Statements                                     27

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    8.99
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.51
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.58)
                                                                 -----------------
   Total from investment operations                                      (0.07)
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.51)
                                                                 -----------------
Net asset value, end of year                                         $    8.41
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                         (0.76)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $   8,508
Average net assets (000)                                             $   9,014
Ratios to average net assets:
   Expenses, including distribution fees                                  1.44%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  5.90%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    28                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.05             $   8.77             $   9.04             $   8.60
----------------     ----------------     ----------------     ----------------
        0.50                 0.53                 0.54                 0.54
       (0.06)                0.28                (0.27)                0.44
----------------     ----------------     ----------------     ----------------
        0.44                 0.81                 0.27                 0.98
----------------     ----------------     ----------------     ----------------
       (0.50)               (0.53)               (0.54)               (0.54)
----------------     ----------------     ----------------     ----------------
    $   8.99             $   9.05             $   8.77             $   9.04
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.91%                9.48%                3.20%               11.63%
    $  8,236             $  2,840             $  2,569             $  1,799
    $  4,878             $  2,523             $  2,440             $    765
        1.43%                1.46%                1.50%                1.51%
        0.68%                0.71%                0.75%                0.76%
        5.50%                5.92%                6.19%                5.99%

    See Notes to Financial Statements                                     29

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    8.97
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.57
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.57)
                                                                 -----------------
   Total from investment operations                                         --
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.57)
                                                                 -----------------
Net asset value, end of period                                       $    8.40
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                          0.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $  93,390
Average net assets (000)                                             $  97,811
Ratios to average net assets:
   Expenses, including distribution fees                                  0.69%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  6.64%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
    30                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                        Class Z
----------------------------------------------------------------------------------------
        Year Ended February 28/29,                          March 4, 1999(c)
------------------------------------------                through February 28,
      1999                      1998                              1997
----------------------------------------------------------------------------------
    $   9.04                  $   8.76                          $    9.13
----------------          ----------------                     ----------
        0.57                      0.59                               0.61
       (0.07)                     0.28                              (0.37)
----------------          ----------------                     ----------
        0.50                      0.87                               0.24
----------------          ----------------                     ----------
       (0.57)                    (0.59)                             (0.61)
----------------          ----------------                     ----------
    $   8.97                  $   9.04                          $    8.76
----------------          ----------------                     ----------
----------------          ----------------                     ----------
        5.58%                    10.30%                              3.16%
    $ 97,629                  $ 84,733                          $  73,411
    $ 86,892                  $ 71,425                          $  39,551
        0.68%                     0.71%                              0.75%(b)
        0.68%                     0.71%                              0.75%(b)
        6.22%                     6.67%                              6.76%(b)

    See Notes to Financial Statements                                     31

       Prudential Government Income Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Government Income Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Government Income Fund, Inc. (the 'Fund') at February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying highlights for each of the two periods ended February 28, 1997 were audited by other independent accountants, whose opinion dated April 11, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 14, 2000

    32                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Important Notice for Certain Shareholders

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 40% of the dividends paid by Prudential Government Income Fund qualify for such deduction.

      For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

    See Notes to Financial Statements                                     33

Prudential Government Income Fund, Inc.
Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 2/29/00

                     Since Inception    Ten Years    Five Years    One Year
With Sales Charge          6.46%          6.59%         5.37%       -4.14%
Without Sales Charge       6.89%          7.03%         6.23%       -0.15%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in Prudential Government Income Fund,
Inc. (Class A shares) with a similar investment in the Lehman Brothers Government Bond Index (the
Index) by portraying the initial account values at the beginning of the ten-year period for Class A shares and at the end of the current fiscal year
(February 29), as measured on a quarterly basis, beginning in 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years.

The Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The Index is unmanaged and includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The
Index is not the only one that may be used to characterize performance of U.S. government bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com                      (800) 225-1852
Class B     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 2/29/00

                       Since Inception    Ten Years    Five Years    One Year
With Sales Charge       6.99% (6.92)        6.26%        5.36%    -5.83%
Without Sales Charge    6.99% (6.92)        6.26%        5.52%    -0.83%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in Prudential
Government Income Fund, Inc. (Class B shares) with a similar investment in the Lehman Brothers
Government Bond Index (the Index) by portraying the initial account values at the beginning of the ten-year period for Class B shares and at the end of the current fiscal year (February 29), as measured on a quarterly basis, beginning in 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on February 29, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph. Without waiver of management fees and/or expense subsidization, the Class B shares' average annual total returns would have been lower, as indicated in parentheses ( ). The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years.

The Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The Index is unmanaged and includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The
Index is not the only one that may be used to characterize performance of U.S. government bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Government Income Fund, Inc.
Class C     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 2/29/00

                      Since Inception    Ten Years    Five Years    One Year
With Sales Charge         5.33%             N/A         5.39%       -2.75%
Without Sales Charge      5.52%             N/A         5.60%       -0.76%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost The graph compares a $10,000 investment in Prudential Government Income Fund,
Inc. (Class C shares) with a similar investment in the Lehman Brothers Government Bond Index (the
Index) by portraying the initial account values at the commencement of operations of Class C shares and at the end of the current fiscal year (February
29), as measured on a quarterly basis, beginning in 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class
C shares, assuming full redemption on February 29, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The best and worst year information within the graft is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception.

The Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The Index is unmanaged and includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The
Index is not the only one that may be used to characterize performance of U.S. government bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com                       (800) 225-1852
Class Z     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 2/29/00

                     Since Inception    Ten Years    Five Years    One Year
With Sales Charge         N/A              N/A          N/A          N/A
Without Sales Charge     4.72%             N/A          N/A          0.09%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in Prudential Government Income Fund,
Inc. (Class Z shares) with a similar investment in the Lehman Brothers Government Bond Index (the
Index) by portraying the initial account values at the commencement of operations of Class Z shares and at the end of the current fiscal year (February
29), as measured on a quarterly basis, beginning in 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a front-end sales charge or distribution and service (12b-1) fees. The best and worst year information within the graft is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception.

The Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The Index is unmanaged and includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The
Index is not the only one that may be used to characterize performance of U.S. government bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Directors
Eugene C. Dorsey
Delayne D. Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols    NASDAQ     CUSIP
Class A         PGVAX    744339102
Class B         PBGPX    744339201
Class C           --     744339300
Class Z         PGVZX    744339409

MF 128E

(LOGO)    Printed on Recycled Paper

(ICON)

                   SEMIANNUAL REPORT  AUGUST 31, 2000

Prudential
Government Income Fund, Inc.

Fund Type  Government securities
Objective  High current return

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Government Income Fund is designed for investors who want high current return primarily from bonds issued or guaranteed by the U.S. government or its agencies. The guarantee on U.S. government securities applies only to the underlying securities of the Fund's portfolio, and not to the value of the Fund's shares. At least 65% of the Fund's total assets are invested in U.S.
government securities. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 8/31/00

40.3%  Mortgages
21.2   Treasuries
17.6   Government Agency
 2.3   Corporates
 0.8   Asset-Backed
17.8   Cash Equivalents

Ten Largest Issuers
Expressed as a percentage of
net assets as of 8/31/00

29.6%  Federal National Mortgage Assoc.
25.6   U.S. Treasury Obligations
22.5   Gov't National Mortgage Assoc.
 9.3   Small Business Administration
 4.0   Barton Capital Corp.*
 4.0   Blue Ridge Asset Funding Corp.*
 3.0   Windmill Funding Corp.*
 2.9   Tennessee Valley Auth.
 2.8   New Jersey Economic Dev. Auth.
 2.8   American Home Products Corp.*

*Short-term securities that matured in September 2000.

       www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1     As of 8/31/00

                     Six       One         Five          Ten         Since
                   Months      Year       Years         Years      Inception2
Class A             5.17%     6.96%       31.58%       101.89%      106.25%
Class B             4.99      6.47        27.45         88.24   186.37 (182.70)
Class C             5.03      6.55        27.94          N/A         41.71
Class Z             5.30      7.23         N/A           N/A         26.60
Lipper General U.S.
Gov't  Fund Avg.3   5.36      6.85        30.73         98.54         ***

Average Annual Total Returns1              As of 9/30/00

                  One        Five      Ten         Since
                  Year       Years    Years      Inception2
Class A          2.01%       4.66%    6.80%         6.64%
Class B          0.65        4.68     6.49       7.07 (6.98)
Class C          3.67        4.72      N/A          5.70
Class Z          6.52         N/A      N/A          5.37

Distributions and Yields             As of 8/31/00

                 Total Distributions              30-Day
                 Paid for Six Months            SEC-Yield
Class A                $0.27                      5.85%
Class B                $0.25                      5.52
Class C                $0.25                      5.54
Class Z                $0.28                      6.35

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
4/22/85; Class C, 8/1/94; and Class Z, 3/4/96.

3 Lipper Average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the General U.S. Government
Fund category. General U.S. Government Funds invest at least 65% of their assets in U.S. government agency issues.

*** Lipper Since Inception returns are 105.20% for
Class A, 207.87% for Class B, 44.06% for
Class C, and 26.07% for Class Z, based on all funds in each share class.

(LOGO)                    October 18, 2000

DEAR SHAREHOLER,
Despite a difficult period in the fixed-income markets, the Prudential Government Income Fund produced solid results for shareholders. During the reporting period that covers the six months ended
August 31, 2000, the Fund's Class A shares returned
5.17%, -- 0.96% to those paying the Class A shares' initial sales charge. This was relatively consistent with the 5.36% return for the Lipper
General U.S. Government Fund Average.

Gaining momentum
The economy continued to grow at an extremely fast pace, leading to concerns of an increase in inflation. As a result, the Federal Reserve Board
(the Fed) maintained its policy of raising short-term interest rates to slow economic growth. This led to a decline in the price of most fixed-income securities. However, in June and August, the Fed chose not to raise rates further, as data indicated that economic growth was beginning to moderate. The fixed-income market subsequently rebounded, helping the Fund to register strong gains. A further discussion of the economic environment and your Fund's investments follows.

Focusing on the big picture
We believe the last six months exemplify the importance of maintaining a disciplined investment approach. As we've recently seen, investment classes will move in and out of favor over time. As a result, investors who attempt to "chase" the best performance are typically not rewarded. We believe a more effective strategy is to maintain a well-diversified portfolio, and to focus on your long-term financial objectives.

Sincerely,

John R. Strangfeld, President
Prudential Government Income Fund, Inc.

Prudential Government Income Fund, Inc.

       Semiannual Report    August 31, 2000

Investment Adviser's Report

An accurate crystal ball
In our last report to shareholders at the end of February 2000, we described a fairly bleak environment in the fixed-income markets. The Fed's policy of raising interest rates to ward off inflation had taken its toll on bond prices, and virtually every sector of the bond market was posting negative total returns.

However, in the report's Fund Outlook section, we pointed out that relief was in sight. We believed that the Fed would continue its efforts to moderate U.S. economic growth. Yet, at some point in the near future, we expected that the delayed effect of higher short-term rates would kick in, and that the lengthy economic expansion would begin to slow. In summary, we pointed out that "if the Fed can achieve its goal of slowing economic growth without causing a recession, the environment for bonds should improve." In hindsight, the scenario we described has largely come to pass.

A tale of two markets
Early in the reporting period, the bond market's performance mirrored that of 1999. As it did in 1999, the Fed increased its federal funds rate (the rate U.S. banks charge each other for overnight loans) three times. This led to falling prices in most fixed-income sectors, as bond prices move in the opposite direction of interest rates.

Then in June, signs of a slowdown began to appear.
Rising interest rates had caused mortgage rates to
rise substantially, which, in turn, took some steam
out of the housing market. Consumer spending also
appeared to be moderating, while employee
productivity levels remained strong and inflation
(aside from energy prices) was not an issue. The
Fed then chose to hold interest rates steady during
the summer months. Investors took this as a sign
that interest rate hikes would end sooner rather
than later, and bond prices rallied.
                                                3

Prudential Government Income Fund, Inc.

           Semiannual Report       August 31, 2000

Treasury buyback continues to affect the market
While most fixed-income securities demonstrated lackluster performance during the first half of the reporting period, there was a notable exception-- long-term Treasuries. As a result of strong demand and dwindling supply, these issues outperformed other types of fixed-income securities throughout the reporting period.

Investors have aggressively purchased 30-year securities, as the U.S. Treasury Department has moved to limit their supply. By repurchasing these bonds with higher relative yields, the Treasury is seeking to lower the government's borrowing costs.
This supply/demand trend helped long-term Treasury prices rally sharply and resulted in an inverted yield curve (where interest rates for short-term securities are higher than their longer-term counterparts).
Normally, investments with longer maturities command higher yields due to their heightened price sensitivity to rising interest rates.

Drawn to the positive fundamentals of GNMAs
During the period, we substantially increased our exposure of Government National Mortgage
Association securities (GNMAs, also known as "Ginnie Maes"), raising our position in GNMAs from 11.8% at the end of February to 22.5% of the Fund's net assets at the end of August. To accomplish this, we decreased our holdings in both Treasuries and Federal National Mortgage Association securities (FNMAs, also known as "Fannie Maes").
There were several factors that contributed to this strategic shifting of assets. First, GNMAs are guaranteed by the full faith and credit of the U.S.
government. With the buyback of Treasuries, the supply of "full faith and credit" securities has diminished, and we believed this would lead to an increased demand for GNMAs.

Second, we felt that the political uncertainty surrounding Government Sponsored Enterprises (GSEs) could favor GNMAs. GSEs are privately owned entities established by Congress to provide liquidity for various borrowing sectors of the economy. Examples include FNMA and Federal Home
              www.prudential.com  (800) 225-1852

Loan Mortgage Corporation securities (FHLMC, also known as "Freddie Mac"). While the U.S. government does not directly back these securities, it seemed unlikely that it would ever allow GSEs to default on their debt obligations. However, for a short time, some members of Congress questioned this "implied guarantee." Again, we believed this could lead to strong interest in GNMAs.

Despite these very positive fundamentals for GNMAs, our efforts were not rewarded, as they underperformed Treasuries during the period. The combination of an increase in the supply of GNMAs, coupled with Congress backing off its stance for GSEs, led to relative lackluster results for these securities.

Strong performance from our selective Treasury Holdings
Fortunately, the Fund's exposure to two categories of Treasuries continued to enhance returns. Our older, or "off-the-run," Treasuries with maturities of 15 to 23 years, and our "callable" issues that were issued with the option for the Treasury to retire them prior to maturity, both performed well.
The Treasury buyback program aided both of these securities, as it was believed they would be candidates for repurchase. As a result, their incremental yields and rising prices aided the Fund.

Looking ahead--Signs for optimism
As we look ahead, we believe the signs are largely positive for the fixed-income market and the Fund.
The economy appears to be slowing, and we expect the Fed to switch to a more neutral bias toward interest rates in the coming months. Should a "soft landing" be orchestrated--where growth falls to a more moderate and acceptable level--it would be a positive outcome for bonds.

Given this outlook, we anticipate emphasizing non-
Treasury spread products with shorter durations and longer-term Treasuries, both of which could perform well in this environment.

Prudential Government Income Fund Management Team

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of August 31, 2000 (Unaudited)

Principal
Amount
(000)            Description                                        Value (Note 1)
- -------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.1%
- -------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass - Throughs  45.6%
                 Federal Home Loan Mortgage Corp.,
 $    382(c)     7.50%, 6/01/24                                     $          382
    3,751        8.00%, 1/01/22 - 5/01/23                                3,812,680
    1,704        8.50%, 6/01/07 - 4/01/20                                1,733,998
    3,651        9.00%, 1/01/20                                          3,774,698
      815        11.50%, 10/01/19                                          892,751
                 Federal National Mortgage Assoc.,
   67,000(a)     6.00%, 9/01/15                                         64,047,310
   53,000(a)     6.50%, 9/01/15                                         51,608,750
   29,258        7.00%, 7/01/03 - 9/01/26                               28,679,203
   30,898        7.125%, 2/01/07                                        30,579,736
   53,061(a)     7.50%, 12/01/06 - 10/01/26                             53,287,969
        6(b)(e)  8.00%, 10/01/24                                             5,673
    2,137        8.50%, 6/01/17 - 3/01/25                                2,187,123
    2,653        9.00%, 8/01/24 - 4/01/25                                2,733,567
      579        9.50%, 10/01/19 - 3/01/25                                 603,332
                 Government National Mortgage Assoc.,
   50,588        7.00%, 2/15/09 - 2/15/29                               49,797,467
   95,334(a)(b)(e) 7.50%, 5/15/02 - 12/15/99                            95,394,279
   67,940        8.00%, 7/15/16 - 3/15/24                               69,152,513
   13,613        8.50%, 4/15/25                                         13,972,585
    6,980        9.50%, 10/15/09 - 12/15/17                              7,322,915
                 Government National Mortgage Assoc. II,
    1,091        9.50%, 5/20/18 - 8/20/21                                1,130,970
                                                                    --------------
                 Total U.S. Government Agency Mortgage Pass -
                  Throughs
                  (cost $476,481,932)                                  480,717,901
- -------------------------------------------------------------------------------------
U.S. Government Obligations  25.6%
                 United States Treasury Bonds,
   20,475        6.125%, 8/15/29                                        21,447,563
   23,035(b)(e)  7.125%, 2/15/23                                        26,439,803
   39,000(d)     7.50%, 11/15/24                                        46,909,590

    6                                      See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of August 31, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)            Description                                        Value (Note 1)
- ----------------------------------------------------------------------------------------
 $  5,500(b)(e)  8.00%, 11/15/21                                    $    6,856,960
   26,470(b)(e)  8.125%, 8/15/19                                        32,926,298
   30,400(b)(e)  8.125%, 8/15/21                                        38,275,424
    5,945(b)(e)  8.75%, 5/15/17                                          7,682,961
   11,000(b)     8.75%, 5/15/20                                         14,537,160
   12,000(e)     8.75%, 8/15/20                                         15,885,000
   44,000(b)(e)  11.75%, 2/15/10                                        53,267,280
                 United States Treasury Strips,
    6,200        Zero Coupon, 11/15/09                                   3,556,692
      500        Zero Coupon, 11/15/15                                     204,430
    3,750        Zero Coupon, 2/15/18                                    1,347,712
                                                                    --------------
                 Total U.S. Government Obligations (cost
                  $270,327,983)                                        269,336,873
- -------------------------------------------------------------------------------------
U.S. Government Agency Securities  20.9%
                 Federal Home Loan Bank,
   25,000(b)(e)  5.75%, 10/15/07                                        24,591,797
                 Federal National Mortgage Assoc., M.T.N.,
   13,500        5.875%, 4/23/04                                        12,964,185
   40,000(b)(e)  6.06%, 5/21/03                                         39,006,400
   15,000        6.30%, 9/25/02                                         14,791,350
                 Small Business Administration,
   15,070(b)(e)  Ser. 1995-20B, 8.15%, 2/01/15                          15,753,255
   18,976        Ser. 1995-20L, 6.45%, 12/01/15                         18,240,797
   27,197(b)(e)  Ser. 1996-20H, 7.25%, 8/01/16                          27,220,185
   16,414        Ser. 1996-20K, 6.95%, 11/01/16                         16,175,162
    8,209        Ser. 1997-20A, 7.15%, 1/01/17                           8,172,165
   13,245        Ser. 1998-20I, 6.00%, 9/01/18                          12,343,849
                 Tennessee Valley Authority,
      600        Ser. 1993-D, 7.25%, 7/15/43                               567,084
   30,000(b)(e)  Ser. 1995-B, 6.235%, 7/15/45                           30,073,800
                                                                    --------------
                 Total U.S. Government Agency Securities
                  (cost $226,389,577)                                  219,900,029
                                                                    --------------
- -------------------------------------------------------------------------------------
Corporate Bonds  2.8%
                 New Jersey Economic Development Authority, Ser. A,
   30,000(b)(e)  7.425%, 2/15/29
                  (cost $31,091,850)                                    29,763,000
                                                                    --------------

    See Notes to Financial Statements                                      7

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of August 31, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)            Description                                        Value (Note 1)
- ----------------------------------------------------------------------------------------
Collateralized Mortgage Obligations  2.9%
                 Asset Securitization Corp.,
 $  5,255        Ser. 1997-D4, Class A1A,
                  7.35%, 4/14/29                                    $    5,280,157
                 Federal Home Loan Mortgage Corp.,
    8,727        5.75%, 4/15/00                                          8,516,802
                 Federal National Mortgage Assoc.,
   11,570        REMIC Trust 1993-76, Class B,
                  6.00%, 6/25/08                                        10,948,534
                 Resolution Trust Corp.,
    4,301        Ser. 1994-1, Class B2, 7.75%, 9/25/29                   4,162,944
                 Ryland Mortgage Participation Securities,
      761        Ser. 1993-3, Class A3, 7.232%, 9/25/24, (ARM)             722,902
                 Structured Asset Securities Corp.,
    1,042        Ser. 1995-C1, Class C,
                  7.375%, 9/25/24                                        1,037,747
                                                                    --------------
                 Total Collateralized Mortgage Obligation
                  (cost $30,459,697)                                    30,669,086
                                                                    --------------
- -------------------------------------------------------------------------------------
U.S. Government Agency - Stripped Security  0.4%
                 Financing Corp.,
    5,000        Zero Coupon, 3/07/04
                  (cost $4,061,870)                                      3,938,500
                                                                    --------------
- -------------------------------------------------------------------------------------
Asset Backed Security  0.9%
                 Aesop Funding II LLC,
   10,000        Ser. 1997-1, Class A2,
                  6.40%, 10/20/03
                  (cost $9,998,437)                                      9,877,309
                                                                    --------------
                 Total Long-Term Investments (cost
                  $1,048,811,346)                                    1,044,202,698
                                                                    --------------
SHORT-TERM INVESTMENTS  21.4%
- -------------------------------------------------------------------------------------
Commerical Paper  17.8%
                 American Home Products Corp.,
   29,100        6.50%, 9/07/00                                         29,068,475

    8                                      See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of August 31, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)            Description                                        Value (Note 1)
- ----------------------------------------------------------------------------------------
                 Barton Capital Corp.,
 $ 28,000        6.51%, 9/08/00                                     $   27,964,557
   14,388        6.53%, 9/08/00                                         14,369,731
                 Blue Ridge Asset Funding Corp.,
   42,400        6.52%, 9/13/00                                         42,307,851
                 Edison Asset Securitization, LLC,
   12,090        6.51%, 9/14/00                                         12,061,578
                 Receivable Capital Corp.,
   19,657        6.50%, 9/14/00                                         19,610,861
                 Thunder Bay Funding, Inc.,
   10,772        6.52%, 9/11/00                                         10,752,491
                 Windmill Funding Corp.,
   20,559        6.51%, 9/05/00                                         20,544,129
   10,323        6.51%, 9/07/00                                         10,311,799
      634        6.51%, 9/12/00                                            632,739
                                                                    --------------
                 Total Commercial Paper (cost $187,624,211)            187,624,211
                                                                    --------------
- -------------------------------------------------------------------------------------
Repurchase Agreement  3.6%
                 Joint Repurchase Agreement Account,
   38,204        6.59%, 9/01/00
                  (cost $38,204,000; Note 5)                            38,204,000
                                                                    --------------
                 Total Short-Term Investments (cost $225,828,211)      225,828,211
                                                                    --------------
                 Total Investments  120.5% (cost $1,274,639,557;
                  Note 4)                                            1,270,030,909
                 Liabilities in excess of other assets  (20.5%)       (216,367,985)
                                                                    --------------
                 Net Assets  100%                                   $1,053,662,924
                                                                    --------------
                                                                    --------------

- ------------------------------
ARM--Adjustable Rate Mortgage
LLC--Limited Liability Company
M.T.N.--Medium-Term Note
REMIC--Real Estate Mortgage Investment Conduit
(a) Partial principal amount of $205,000,000 represents a to-be-announced ('TBA') mortgaged dollar roll, see Notes 1 and 4.
(b) Partial principal amount pledged as collateral for mortgage dollar roll.
(c) Represents actual principal amount (not rounded to nearest thousand).
(d) Securities, or portion thereof, on loan, see Note 4.
(e) Partial principal amount pledged as collateral for financial future contracts.
    See Notes to Financial Statements                                      9

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  August 31, 2000
- ----------------------------------------------------------------------------------------
ASSETS
Investments, at value
   (cost $1,274,639,557)                                          $ 1,270,030,909
Cash                                                                      127,275
Receivable for investments sold                                        45,823,688
Interest receivable                                                     8,401,602
Receivable for Fund shares sold                                           879,314
Due from broker - variation margin                                         46,748
Prepaid expenses and other assets                                          31,176
                                                                 -----------------
      Total assets                                                  1,325,340,712
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                     266,663,474
Payable for Fund shares reacquired                                      2,641,675
Accrued expenses                                                          948,495
Dividends payable                                                         696,875
Management fee payable                                                    449,059
Distribution fee payable                                                  278,210
                                                                 -----------------
      Total liabilities                                               271,677,788
                                                                 -----------------
NET ASSETS                                                        $ 1,053,662,924
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Common stock, at par                                           $     1,229,062
   Paid-in capital in excess of par                                 1,216,079,811
                                                                 -----------------
                                                                    1,217,308,873
   Accumulated net realized loss on investments                      (159,258,738)
   Net unrealized depreciation on investments                          (4,387,211)
                                                                 -----------------
Net assets, August 31, 2000                                       $ 1,053,662,924
                                                                 -----------------
                                                                 -----------------

    10                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  August 31, 2000
- ----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($803,228,925 / 93,694,385 shares of common stock
      issued and outstanding)                                               $8.57
   Maximum sales charge (4% of offering price)                                .36
                                                                 -----------------
   Maximum offering price to public                                         $8.93
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($144,690,719 / 16,865,238 shares of common stock
      issued and outstanding)                                               $8.58
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($7,836,984 / 913,498 shares of common stock issued
      and outstanding)                                                      $8.58
   Sales charge (1% of offering price)                                        .09
                                                                 -----------------
   Offering price to public                                                 $8.67
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($97,906,296 / 11,433,090 shares of common stock
      issued and outstanding)                                               $8.56
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     11

       Prudential Government Income Fund, Inc.
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                  August 31, 2000
- ----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $  39,499,267
   Income from securities loan, net                                       21,486
                                                                 -----------------
     Total income                                                     39,520,753
                                                                 -----------------
Expenses
   Management fee                                                      2,687,323
   Distribution fee--Class A                                           1,012,690
   Distribution fee--Class B                                             667,687
   Distribution fee--Class C                                              29,498
   Transfer agent's fees and expenses                                  1,112,000
   Custodian's fees and expenses                                         158,000
   Reports to shareholders                                                98,000
   Registration fees                                                      32,000
   Audit fee                                                              22,000
   Directors' fees                                                        13,000
   Insurance expense                                                       9,000
   Legal fees and expenses                                                 8,000
   Miscellaneous                                                           5,033
                                                                 -----------------
      Total expenses                                                   5,854,231
                                                                 -----------------
Net investment income                                                 33,666,522
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           (16,929,587)
   Financial futures contracts                                           298,077
                                                                 -----------------
                                                                     (16,631,510)
                                                                 -----------------
Net change in unrealized depreciation on:
   Investment transactions                                            36,884,458
   Financial futures contracts                                           268,531
                                                                 -----------------
                                                                      37,152,989
                                                                 -----------------
Net gain on investments                                               20,521,479
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  54,188,001
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                  Six Months
                                                    Ended               Year
                                                  August 31,            Ended
                                                     2000         February 29, 2000
- -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $   33,666,522     $    76,976,498
   Net realized loss on investment
      transactions                                 (16,631,510)        (36,670,862)
   Net change in unrealized appreciation
      (depreciation) on investments                 37,152,989         (45,361,066)
                                                --------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                     54,188,001          (5,055,430)
                                                --------------    -----------------
   Dividends from net investment income (Note
      1)
   Class A                                         (25,651,275)        (54,772,627)
   Class B                                          (4,657,479)        (15,174,492)
   Class C                                            (229,288)           (531,416)
   Class Z                                          (3,128,480)         (6,497,963)
                                                --------------    -----------------
                                                   (33,666,522)        (76,976,498)
                                                --------------    -----------------
   Fund share transactions (net of share
      conversions) (Note 6):
   Net proceeds from shares subscribed             119,136,323         242,255,365
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                     22,211,125          51,114,813
   Cost of shares reacquired                      (210,117,130)       (453,755,385)
                                                --------------    -----------------
   Net decrease in net assets from Fund share
      transactions                                 (68,769,682)       (160,385,207)
                                                --------------    -----------------
      Total decrease                               (48,248,203)       (242,417,135)
NET ASSETS
Beginning of period                              1,101,911,127       1,344,328,262
                                                --------------    -----------------
End of period                                   $1,053,662,924     $ 1,101,911,127
                                                --------------    -----------------
                                                --------------    -----------------

    See Notes to Financial Statements                                     13

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Government Income Fund, Inc., (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek high current income. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    The Fund values portfolio securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Financial futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Should an extraordinary event, which is likely to affect the value of a security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established under the general supervision of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with repurchase agreements with
U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    14

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Dollar Rolls:    The Fund enters into mortgage dollar rolls in which the
Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

      Securities Lending:    The Fund may lend its U.S. Government securities to
broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan, will be for the account of the Fund.
                                                                          15

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discount on portfolio securities as adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Dividends and Distributions:    The Fund declares daily and pays monthly
dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with the Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $3 billion and .035% of 1% of the average daily net assets of the Fund in excess of $3 billion.
    16

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund up to and including $3 billion and .166 of 1% of the average daily net assets of the Fund in excess of $3 billion. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of the Class A shares for the six months ended August 31, 2000.

      Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were .825 of 1% of the average daily net assets of the Class B shares for the six months ended August 31, 2000.

      Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were .75 of 1% of the average daily net assets of the Class C shares for the six months ended August 31, 2000.

      PIMS has advised the Fund that it received approximately $42,100 and $2,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended August 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
                                                                          17

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Fund that for the six months ended August 31, 2000 it received approximately $176,200 and $4,800 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended August 31, 2000.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended August 31, 2000, the Fund incurred fees of approximately $941,138 for the services of PMFS. As of August 31, 2000, approximately $150,866 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended August 31 2000, were $751,024,819 and $848,436,607, respectively.

      During the six months ended August 31, 2000, the Fund entered into financial futures contracts. Details of open contracts at August 31, 2000 are as follows:

                                                                     Value at         Unrealized
Number of                           Expiration       Value at       August 31,       Appreciation
Contracts           Type               Date         Trade Date         2000         (Depreciation)
- ---------     -----------------    -------------    ----------     ------------     --------------
              Long positions:
    37        30 yr. T-Note        Sept. 2000       $3,602,875      $3,713,875         $111,000
    31        30 yr. T-Note        Sept. 2000        3,001,188       3,111,625          110,437
                                                                                    --------------
                                                                                       $221,437
                                                                                    --------------
                                                                                    --------------

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      The federal income tax basis of the Fund's investments at August 31, 2000 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $4,608,648 (gross unrealized appreciation-$9,858,295; gross unrealized depreciation-$14,466,943).

      The Fund had a capital loss carryforward as of February 29, 2000 of approximately $124,629,000 of which $17,809,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003, $717,000 expires in 2004,
$17,950,000 expires in 2005, and $18,673,000 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

      The average balance of dollar rolls outstanding during the six months ended August 31, 2000 was approximately $36,128,000. The amount of dollar rolls outstanding at August 31, 2000 was $201,774,380 (principal $205,000,000), which was 15.2% of total assets.

      As of August 31, 2000, the Fund had securities on loan with an aggregate market value of $46,909,590. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $48,939,196.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of August 31, 2000, the Fund had a 5.69% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $38,204,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.61%, in the principal amount of $180,000,000, repurchase price $180,033,050, due 9/1/00. The value of the collateral including accrued interest was $183,600,295.

      Bear, Stearns & Co., Inc., 6.62%, in the principal amount of $100,000,000, repurchase price $100,018,389, due 9/1/00. The value of the collateral including accrued interest was $102,294,995.

      Salomon Smith Barney, Inc., 6.62%, in the principal amount of $190,000,000, repurchase price $190,034,939, due 9/1/00. The value of the collateral including accrued interest was $193,916,346.
                                                                          19

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      UBS Warburg, 6.61%, in the principal amount of $100,000,000, repurchase price $100,018,361, due 9/1/00. The value of the collateral including accrued interest was $102,002,880.

      UBS Warburg, 6.45%, in the principal amount of $101,386,000, repurchase price $101,404,165, due 9/1/00. The value of the collateral including accrued interest was $103,414,456.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
- ----------------------------------------------------------  -----------    -------------
Six months ended August 31, 2000:
Shares sold                                                  10,320,921    $  87,438,812
Shares issued in reinvestment of dividends                    1,892,560       15,993,614
Shares reacquired                                           (18,876,168)    (159,616,899)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (6,662,687)     (56,184,473)
Shares issued upon conversion from Class B                    4,420,496       37,237,119
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,242,191)   $ (18,947,354)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 29, 2000:
Shares sold                                                  16,424,755    $ 141,843,573
Shares issued in reinvestment of dividends                    4,001,400       34,524,034
Shares reacquired                                           (28,860,546)    (248,688,001)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (8,434,391)     (72,320,394)
Shares issued upon conversion from Class B                    4,701,032       40,767,586
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,733,359)   $ (31,552,808)
                                                            -----------    -------------
                                                            -----------    -------------

    20

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
- ----------------------------------------------------------  -----------    -------------
Six months ended August 31, 2000:
Shares sold                                                   1,145,138    $   9,670,308
Shares issued in reinvestment of dividends                      351,810        2,974,643
Shares reacquired                                            (3,196,576)     (27,006,386)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,699,628)     (14,361,435)
Shares reacquired upon conversion into Class A               (4,420,496)     (37,237,119)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (6,120,124)   $ (51,598,554)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 29, 2000:
Shares sold                                                   3,881,043    $  33,796,581
Shares issued in reinvestment of dividends                    1,123,997        9,731,345
Shares reacquired                                           (15,538,651)    (134,608,190)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion        (10,533,611)     (91,080,264)
Shares reacquired upon conversion into Class A               (4,695,615)     (40,767,586)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (15,229,226)   $(131,847,850)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
- ----------------------------------------------------------
Six months ended August 31, 2000:
Shares sold                                                     153,423    $   1,299,865
Shares issued in reinvestment of dividends                       20,360          172,191
Shares reacquired                                              (271,496)      (2,297,090)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (97,713)   $    (825,034)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 29, 2000:
Shares sold                                                     824,481    $   7,159,778
Shares issued in reinvestment of dividends                       46,492          400,984
Shares reacquired                                              (776,182)      (6,687,075)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    94,791    $     873,687
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
- ----------------------------------------------------------
Six months ended August 31, 2000:
Shares sold                                                   2,459,687    $  20,727,338
Shares issued in reinvestment of dividends                      363,763        3,070,677
Shares reacquired                                            (2,509,797)     (21,196,755)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   313,653    $   2,601,260
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 29 2000:
Shares sold                                                   6,852,261    $  59,455,433
Shares issued in reinvestment of dividends                      749,774        6,458,450
Shares reacquired                                            (7,365,536)     (63,772,119)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   236,499    $   2,141,764
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                  August 31, 2000
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   8.41
                                                                  ----------------
Income from investment operations
Net investment income                                                     0.27
Net realized and unrealized gain (loss) on investment
transactions                                                              0.16
                                                                  ----------------
   Total from investment operations                                       0.43
                                                                  ----------------
Less distributions
Dividends from net investment income                                      0.27
                                                                  ----------------
Net asset value, end of period                                        $   8.57
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          5.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $803,229
Average net assets (000)                                              $803,546
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.02%(b)
   Expenses, excluding distribution and service (12b-1) fees              0.77%(b)
   Net investment income                                                  6.33%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  70%

- ------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for period of less than a full year are not annualized.
(b) Annualized.
    22                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
- ---------------------------------------------------------------------------------------------------------
                                       Year Ended February 28/29,
- ---------------------------------------------------------------------------------------------------------
      2000                1999                 1998                 1997                 1996
- ---------------------------------------------------------------------------------------------------------
    $   8.98            $   9.05             $   8.76             $   9.04             $   8.59
- ----------------    ----------------     ----------------     ----------------     ----------------
        0.55                0.55                 0.58                 0.60                 0.60
       (0.57)              (0.07)                0.29                (0.28)                0.45
- ----------------    ----------------     ----------------     ----------------     ----------------
       (0.02)               0.48                 0.87                 0.32                 1.05
- ----------------    ----------------     ----------------     ----------------     ----------------
       (0.55)              (0.55)               (0.58)               (0.60)               (0.60)
- ----------------    ----------------     ----------------     ----------------     ----------------
    $   8.41            $   8.98             $   9.05             $   8.76             $   9.04
- ----------------    ----------------     ----------------     ----------------     ----------------
- ----------------    ----------------     ----------------     ----------------     ----------------
       (0.15)%              5.40%               10.26%                3.70%               12.41%
    $806,620            $895,039             $819,536             $860,319             $945,038
    $857,586            $836,143             $842,431             $884,862             $909,169
        0.94%               0.84%                0.86%                0.90%                0.91%
        0.69%               0.68%                0.71%                0.75%                0.76%
        6.39%               6.05%                6.52%                6.78%                6.65%
          68%                106%                  88%                 107%                 123%

    See Notes to Financial Statements                                     23

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                  August 31, 2000
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   8.41
                                                                  ----------------
Income from investment operations
Net investment income                                                     0.25
Net realized and unrealized gain (loss) on investment
transactions                                                              0.17
                                                                  ----------------
   Total from investment operations                                       0.42
                                                                  ----------------
Less distributions
Dividends from net investment income                                     (0.25)
                                                                  ----------------
Net asset value, end of period                                        $   8.58
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          4.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $144,691
Average net assets (000)                                              $160,544
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.60%(b)
   Expenses, excluding distribution and service (12b-1) fees              0.77%(b)
   Net investment income                                                  5.76%(b)

- ------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for period of less than a full year are not annualized.
(b) Annualized.
    24                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
- ---------------------------------------------------------------------------------------------------------
                                       Year Ended February 28/29,
- ---------------------------------------------------------------------------------------------------------
      2000                1999                 1998                 1997                 1996
- ---------------------------------------------------------------------------------------------------------
    $   8.99            $   9.05             $   8.77             $   9.04             $   8.60
- ----------------    ----------------     ----------------     ----------------     ----------------
        0.50                0.49                 0.52                 0.54                 0.54
       (0.58)              (0.06)                0.28                (0.27)                0.44
- ----------------    ----------------     ----------------     ----------------     ----------------
       (0.08)               0.43                 0.80                 0.27                 0.98
- ----------------    ----------------     ----------------     ----------------     ----------------
       (0.50)              (0.49)               (0.52)               (0.54)               (0.54)
- ----------------    ----------------     ----------------     ----------------     ----------------
    $   8.41            $   8.99             $   9.05             $   8.77             $   9.04
- ----------------    ----------------     ----------------     ----------------     ----------------
- ----------------    ----------------     ----------------     ----------------     ----------------
       (0.83)%              4.83%                9.40%                3.12%               11.54%
    $193,394            $343,425             $346,059             $461,988             $641,946
    $262,863            $322,626             $385,145             $543,796             $647,515
        1.52%               1.50%                1.53%                1.57%                1.58%
        0.69%               0.68%                0.71%                0.75%                0.76%
        5.77%               5.39%                5.85%                6.11%                5.99%

    See Notes to Financial Statements                                     25

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                  August 31, 2000
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   8.41
                                                                  ----------------
Income from investment operations
Net investment income                                                     0.25
Net realized and unrealized gain (loss) on investment
transactions                                                              0.17
                                                                  ----------------
   Total from investment operations                                       0.42
                                                                  ----------------
Less distributions
Dividends from net investment income                                     (0.25)
                                                                  ----------------
Net asset value, end of period                                        $   8.58
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          5.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $  7,837
Average net assets (000)                                              $  7,802
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.52%(b)
   Expenses, excluding distribution and service (12b-1) fees              0.77%(b)
   Net investment income                                                  5.83%(b)

- ------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for period of less than a full year are not annualized.
(b) Annualized.
    26                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
- ----------------------------------------------------------------------------------------------------------
                                        Year Ended February 28/29,
- ----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
- ----------------------------------------------------------------------------------------------------------
    $   8.99             $   9.05             $   8.77             $   9.04             $   8.60
- ----------------     ----------------     ----------------     ----------------     ----------------
        0.51                 0.50                 0.53                 0.54                 0.54
       (0.58)               (0.06)                0.28                (0.27)                0.44
- ----------------     ----------------     ----------------     ----------------     ----------------
       (0.07)                0.44                 0.81                 0.27                 0.98
- ----------------     ----------------     ----------------     ----------------     ----------------
       (0.51)               (0.50)               (0.53)               (0.54)               (0.54)
- ----------------     ----------------     ----------------     ----------------     ----------------
    $   8.41             $   8.99             $   9.05             $   8.77             $   9.04
- ----------------     ----------------     ----------------     ----------------     ----------------
- ----------------     ----------------     ----------------     ----------------     ----------------
       (0.76)%               4.91%                9.48%                3.20%               11.63%
    $  8,508             $  8,236             $  2,840             $  2,569             $  1,799
    $  9,014             $  4,878             $  2,523             $  2,440             $    765
        1.44%                1.43%                1.46%                1.50%                1.51%
        0.69%                0.68%                0.71%                0.75%                0.76%
        5.90%                5.50%                5.92%                6.19%                5.99%

    See Notes to Financial Statements                                     27

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                  August 31, 2000
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   8.40
                                                                  ----------------
Income from investment operations
Net investment income                                                     0.28
Net realized and unrealized gain (loss) on investment
transactions                                                              0.16
                                                                  ----------------
   Total from investment operations                                       0.44
                                                                  ----------------
Less distributions
Dividends from net investment income                                     (0.28)
                                                                  ----------------
Net asset value, end of period                                        $   8.56
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          5.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 97,906
Average net assets (000)                                              $ 94,273
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              0.77%(b)
   Expenses, excluding distribution and service (12b-1) fees              0.77%(b)
   Net investment income                                                  6.58%(b)

- ------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
    28                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                        Class Z
- ---------------------------------------------------------------------------------------
                  Year Ended February 28/29,                         March 4, 1999(c)
- --------------------------------------------------------------     through February 28,
      2000                1999                      1998                   1997
- ---------------------------------------------------------------------------------------
    $   8.97            $   9.04                  $   8.76               $   9.13
- ----------------    ----------------          ----------------         ----------
        0.57                0.57                      0.59                   0.61
       (0.57)              (0.07)                     0.28                  (0.37)
- ----------------    ----------------          ----------------         ----------
          --                0.50                      0.87                   0.24
- ----------------    ----------------          ----------------         ----------
       (0.57)              (0.57)                    (0.59)                 (0.61)
- ----------------    ----------------          ----------------         ----------
    $   8.40            $   8.97                  $   9.04               $   8.76
- ----------------    ----------------          ----------------         ----------
- ----------------    ----------------          ----------------         ----------
        0.09%               5.58%                    10.30%                  3.16%
    $ 93,390            $ 97,629                  $ 84,733               $ 73,411
    $ 97,811            $ 86,892                  $ 71,425               $ 39,551
        0.69%               0.68%                     0.71%                  0.75%(b)
        0.69%               0.68%                     0.71%                  0.75%(b)
        6.64%               6.22%                     6.67%                  6.76%(b)

    See Notes to Financial Statements                                     29

Prudential Government Income Fund, Inc.

      Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
     Large Capitalization Growth Fund
     Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund
Target Funds
     International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
     Conservative Growth Fund
     Moderate Growth Fund
     High Growth Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
www.prudential.com     (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
     Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
     Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
Prudential Municipal Series Fund
     Florida Series
     Massachusetts Series
     New Jersey Series
     New York Series
     North Carolina Series
     Ohio Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
     Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     Connecticut Money Market Series
     Massachusetts Money Market Series
     New Jersey Money Market Series
     New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Government Income Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

www.prudential.com       (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and
dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Government Income Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com  (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well.
The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Government Income Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance.
While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Eugene C. Dorsey
Delayne D. Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols    NASDAQ     CUSIP
     Class A    PGVAX    744339102
     Class B    PBGPX    744339201
     Class C    PRICX    744339300
     Class Z    PGVZX    744339409

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of August 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

BULK RATE
U.S. POSTAGE
PAID
Permit 6807
New York, NY

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF128E2    744339102    744339201    744339300    744339409

(ICON)   Printed on Recycled Paper

ANNUAL REPORT   NOVEMBER 30, 2000

Prudential Government Securities Trust/ Money Market Series, Short-Intermediate Term Series, & U.S. Treasury Money Market Series

Fund Type Money Market (Government Securities for Short-Intermediate Term
Series)

Objective Money Market Series: High current income, preservation of capital, and maintenance of liquidity. Short-Intermediate Term Series: High level of income consistent with providing reasonable safety. U.S. Treasury Money Market Series:
High current income consistent with the preservation of principal and liquidity.

[GRAPHIC]

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Trust's portfolio holdings are for the period covered by this report and are subject to change thereafter.

[LOGO]

Build on the Rock

Investment Goals and Style The Money Market Series seeks high current income, preservation of capital, and maintenance of liquidity. The Series invests primarily in a diversified portfolio of short-term money market instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities. The U.S. government's guarantee applies only to the underlying securities of this Series, and not to the value of the Series' shares. There can be no assurance that the Series will achieve its investment objective.

The U.S. Treasury Money Market Series seeks high current income consistent with the preservation of principal and liquidity. The Series invests exclusively in U.S. Treasury obligations with effective remaining maturities of 13 months or less. The U.S. government's guarantee applies only to the underlying securities of this Series, and not to the value of the Series' shares. There can be no assurance that the Series will achieve its investment objective.

Performance                          As of 11/30/00
Money Market Series
                   7-Day          Net Asset    Weighted Avg.    Net Assets
                Current Yld.*    Value (NAV)    Mat. (WAM)      (Millions)
Class A           5.75%            $1.00          61 Days          $558
Class Z           5.87%            $1.00          61 Days          $ 39
iMoneyNet, Inc.
Government and
Agency Fund
Avg.**            5.93%            $1.00          45 Days           N/A


U.S. Treasury Money Market Series
Class A           5.72%            $1.00          48 Days          $365
Class Z           5.84%            $1.00          48 Days          $  6
iMoneyNet, Inc.
U.S. Treasury
Fund Avg.**       5.70%            $1.00          60 Days           N/A

* Yields will fluctuate from time to time, and past performance is not i ndicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

** iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Government and Agency Fund Average and U.S. Treasury Fund Average as of November 28, 2000. iMoneyNet, Inc. was formerly known as IBC Financial Data, Inc.

www.prudential.com           (800) 225-1852

Performance at a Glance

The Short-Intermediate Term Series seeks a high level of income consistent with providing reasonable safety. The Series invests at least 65% of its total assets in U.S. government securities, including U.S. Treasury bills, notes, bonds, and other debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The U.S. government's guarantee applies only to the underlying securities of this Series, and not to the value of the Series' shares. It is currently anticipated that the Series will invest primarily in securities with maturities ranging from two to five years. There can be no assurance that the Series will achieve its investment objective.

Cumulative Total Returns1                     As of 11/30/00
Short-Int. Term Series
                  One     Five       Ten       Since
                  Year    Years     Years    Inception2
Class A           7.13%   28.35%    83.31%    293.70%
Class Z           7.41     N/A       N/A       22.46
Lipper Short-
Intermediate
U.S. Gov't Fund
Avg.3             6.83    28.19     86.49       ***

Average Annual Total Returns1                 As of 12/31/00
Short-Int. Term Series
                  One     Five       Ten       Since
                  Year    Years     Years    Inception2
Class A           8.88%   5.25%     6.25%      7.88%
Class Z           9.05     N/A       N/A       5.83


Distributions and Yields1                    As of 11/30/00
Short-Int. Term Series

             Total Distributions        30-Day
              Paid for 12 Months      SEC Yield2
Class A             $0.45                5.69%
Class Z             $0.47                5.86%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. Shares of this Series are sold without an initial or contingent deferred sales charge. Class Z shares are not subject to distribution and service (12b-1) fees.

2 Inception dates: Class A, 9/22/82; Class Z, 2/26/97.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Short- Intermediate U.S. Gov't Fund category. The Lipper average is unmanaged. Short- Intermediate U.S. Government funds invest at least 65% of their assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, with dollar- weighted average maturities of one to five years. *** Lipper Since Inception returns are 297.50% for Class A and 21.84% for Class Z, based on all funds in each share class.

[LOGO]                           January 16, 2001

Dear Shareholder,
Our fiscal year that began December 1, 1999 was a favorable period for investors in money market funds. Money fund yields climbed sharply as the Federal Reserve (the Fed) repeatedly raised short- term interest rates to keep the U.S. economy from overheating. The Money Market Series and the U.S. Treasury Money Market Series benefited from this trend toward higher money fund yields and maintained net asset values of $1 per share.

As for the Short-Intermediate Term Series, a shift in asset allocation toward mortgage-related securities helped the Series take advantage of a strong bond market rally during the second half of our fiscal year. Consequently, for our 12-month reporting period, the Short-Intermediate Term Series' share classes outperformed their benchmark Lipper Average.

We discuss developments in the fixed-income markets and explain each Series' investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future needs.

Sincerely,


David R. Odenath, Jr., President
Prudential Government Securities Trust/Money
Market Series
Prudential Government Securities Trust/Short-
Intermediate Term Series
Prudential Government Securities Trust/U.S.
Treasury Money Market Series

Prudential Government Securities Trust    Money Market Series
Annual Report    November 30, 2000

Investment Adviser's Report

MONEY MARKET SERIES
Our investment strategy was affected by the declining issuance of U.S. Treasuries. Burgeoning federal budget surpluses cut the U.S. government's need to borrow money through Treasury issuance. However, stock market volatility led more investors to seek the relative safety of Treasuries. With fewer Treasuries available, demand grew for federal agency money market securities-- the Series' primary investment vehicle.

Adjustable-rate securities were among the types of attractively priced money market securities that were readily available. Roughly 50% of the Series' total investments remained in adjustable-rate securities during our fiscal year. In the first six months, we focused on securities whose rates reset either daily, weekly, or monthly. This strategy worked well as the Fed raised short-term interest rates in February, March, and May 2000 to curb U.S.
economic growth and check inflation. As the Fed tightened monetary policy, rates on our securities adjusted higher, boosting the Series' yields.

We later shifted the Series' focus to securities whose rates reset monthly or quarterly. Holding securities whose rates changed less frequently made sense in the second half of our fiscal year because money market yields declined when reports suggested economic growth was slowing. Therefore, the central bank no longer needed to tighten monetary policy, and investors soon began to debate if and when the Fed might cut rates.

In the second half of our fiscal year, we also bought six-month and one-year federal agency securities to lock in yields before they moved sharply lower.
Our purchases extended the Series' weighted average maturity (WAM). (WAM is a measurement tool that determines a fund's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a fund.) Lengthening the WAM typically helps the Series' yields to remain higher for a longer time when money market yields decline.

Prudential Government Securities Trust    Money Market Series
Annual Report    November 30, 2000

Looking Ahead
In early January 2001, the Fed surprised financial markets with an aggressive half-percentage-point reduction that lowered the federal funds rate to 6.00%. (This is the rate that U.S. banks charge each other for overnight loans.)
Cutting this key rate also encourages lower borrowing costs for businesses and consumers, which can help stimulate U.S. economic growth.

This marked the first time that the central bank eased monetary policy between its regularly scheduled meetings since the Asian financial crisis in 1998. The boldness and the unusual timing of the move lead us to believe the central bank will continue to ease monetary policy if economic growth remains anemic in 2001.

On the other hand, if a large tax cut aimed at bolstering economic activity is forthcoming, the Fed may be less aggressive in cutting rates. Because of this uncertainty about the direction of fiscal and monetary policy, we plan to position the Series' WAM either in line with, or slightly longer than, that of its competitive average. This strategy will allow us greater flexibility to respond to market conditions.

Prudential Government Securities Trust    U.S. Treasury Money Market Series

Annual Report    November 30, 2000

INVESTMENT ADVISER'S REPORT

U.S. TREASURY MONEY MARKET SERIES A change in the outlook for U.S. monetary policy and a dwindling supply of U.S. Treasuries were among the key factors that influenced our investment strategy during our fiscal year that began December 1, 1999. There was also speculation that computers might malfunction when switching their internal dates from December 31, 1999 to January 1, 2000. Although this concern affected the investment environment, the impact rapidly faded from financial markets after the smooth transition from 1999 to 2000.

At the beginning of 2000, investors focused on the Fed, which raised short- term interest rates in February, March, and May 2000 to rein in U.S.
economic growth and prevent higher inflation. These moves increased the federal funds rate (the rate U.S. banks charge each other for overnight loans) by a total of one percentage point to 6.50%. The central bank also hiked the discount rate that member banks pay to borrow from the Federal Reserve system by the same amount, which lifted that rate to 6.00%.

As short-term rates rose, yields on Treasury bills also climbed (and their prices fell). Yet they remained expensive compared to other money market securities. Among Treasury bills, six-month securities offered the most attractive yields. However, we limited our purchases of six-month Treasuries in order to minimize the Series' exposure to interest-rate volatility.

As the spring of 2000 continued, reports indicated that the cumulative effect of repeated rate hikes was beginning to curb economic growth. Consequently, investors began to drive money market yields lower (and prices higher) because the Fed no longer needed to tighten monetary policy.

We bought Treasuries maturing in two to five months and cash management bills, which are issued for very brief periods of time when the federal government suffers shortfalls in its cash flow. These securities provided more attractive yields than one-year Treasury bills. In addition to the outlook for

Prudential Government Securities Trust    U.S. Treasury Money Market Series
Annual Report    November 30, 2000

lower short-term rates, yields on one-year Treasury bills declined sharply because the federal government had cut issuance of these securities from monthly to quarterly. Growing federal budget surpluses had reduced the federal government's need to borrow money through issuance of Treasuries.

Our purchases of two- to five-month Treasuries and cash management bills extended the Series' weighted average maturity (WAM), which was longer than its competitive average for much of the second half of our fiscal year. (WAM is a measurement tool that determines a fund's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a fund.) Lengthening the Series' WAM enabled its yield to remain higher for a longer time amid the general decline in money market yields.

LOOKING AHEAD
In early January 2001, the Fed surprised financial markets with an aggressive half-percentage-point reduction in the federal funds rate to 6.00%. Cutting this rate also encourages lower borrowing costs for businesses and consumers, which can help stimulate U.S. economic growth.

This was the first time since the Asian crisis in 1998 that the central bank eased monetary policy between its regularly scheduled meetings. The boldness and the unusual timing of the move lead us to believe the central bank will continue to ease monetary policy if economic growth remains anemic in 2001.

On the other hand, if a large tax cut aimed at bolstering economic activity is forthcoming, the Fed may be less aggressive in cutting rates. Because of this uncertainty about the direction of fiscal and monetary policy, we plan to position the Series' WAM either in line with, or slightly longer than, that of its competitive average. This strategy will allow us greater flexibility to respond to market conditions.

Prudential Government Securities Trust    Short-Intermediate Term Series
Annual Report    November 30, 2000

INVESTMENT ADVISER'S REPORT

SHORT-INTERMEDIATE TERM SERIES Conditions in the U.S. bond market generally improved during our fiscal year that began December 1, 1999, as the Fed initially increased short-term interest rates in the first half of the year, then left monetary policy unchanged in the second half.

Throughout the 12-month period, we emphasized intermediate-term bonds over shorter-term bonds, as well as mortgage-related securities and federal agency securities over U.S. Treasuries. This strategy enabled the Series' Class A shares to outperform their benchmark Lipper Average by 0.30%.

FED RATE HIKES PRESSURED BOND PRICES The Fed raised short-term rates in February, March, and May 2000. These moves increased the federal funds rate (the rate U.S. banks charge each other for overnight loans) by a total of one percentage point to 6.50%. The central bank also hiked the discount rate that member banks pay to borrow from the Federal Reserve system by the same amount, which lifted that rate to 6.00%. Boosting short-term rates discourages bank lending, which cuts the amount of money available for business expansion and consumer spending. This, in turn, can slow U.S. economic growth and prevent higher inflation.

Anticipation of the rate hikes led investors to frequently demand higher yields on bonds, forcing bond prices lower. This bearish trend was more pronounced among shorter-term bonds, which typically track changes in the federal funds rate more closely than intermediate- or longer-term bonds.
Mindful of this tendency, we emphasized the intermediate sector of the bond market, where there was relatively less upward pressure on yields.

Prudential Government Securities Trust    Short-Intermediate Term Series
Annual Report    November 30, 2000

DISTORTED YIELD RELATIONSHIP IN U.S. BOND MARKET In late May 2000, yields on two-year Treasuries stood higher than yields on five-, 10-, and 30-year Treasuries. This unusual development is known as an inverted yield curve. (A yield curve is a graph that depicts bond yields from the shortest to the longest maturities.) Long-term debt securities normally offer the highest yields to compensate for the greater risk entailed in investing for a longer time. However, the normal yield relationship was reversed by the impact of tighter monetary policy and significant developments in the Treasury market.

Growing federal budget surpluses reduced the federal government's need to borrow money through issuance of Treasuries. Therefore, the federal government reduced issuance of two-, five-, 10-, and 30-year Treasuries. It also embarked upon its plan to buy back up to $30 billion of Treasuries by the end of 2000.
The combined effect of the Fed's rate hikes (pushing yields on short- and intermediate-term bonds higher) and the Treasury's buyback program (driving yields on longer-term bonds lower) caused the Treasury yield curve to invert. This dwindling supply of Treasuries met with strong investor demand, which helped Treasuries outperform other U.S. fixed- income markets in the first half of our fiscal year.

WE FAVORED MORTGAGE-RELATED SECURITIES We maintained a sizable exposure to 15-year Fannie Mae mortgage pass-through securities. However, we concentrated our purchases in collateralized mortgage obligations (CMOs). These securities are structured so that their cash flows are less likely to be curtailed when home owners refinance the underlying mortgages with new lower-rate home loans.

During the second half of our fiscal year, having a considerable exposure to short-maturity CMOs worked well relative to short- maturity Treasuries, as investors grew increasingly concerned about the potential for mortgage refinancing. Government reports indicated that the cumulative effect of tighter monetary policy was beginning to curb economic growth.

www.prudential.com (800) 225-1852

Consequently, investors accepted lower yields (and paid higher prices) for bonds because the Fed no longer needed to tighten monetary policy, and there was talk about if and when the Fed might cut rates. Falling bond yields pulled mortgage rates lower, making it possible for more consumers to refinance their home loans.

In this environment, solid demand for short- maturity CMOs pushed their prices higher. Prices of other mortgage-related securities also rose, as did prices of federal agency securities and Treasuries. By the end of our fiscal year, mortgage-related securities comprised 52% of the Series' net assets--up from 27% a year earlier. Government agency securities accounted for a still considerable 27% versus 33% a year earlier, while Treasuries fell to 11% from 23%.

Prudential Government Securities Trust Fund Management Team

Proposed Merger
A proposal to merge the Short-Intermediate Term Series into the Prudential Government Income Fund will be put to a shareholder vote at a special meeting on or about March 22, 2001. If approved, the merger is scheduled to take place in late March or in April 2001. For information regarding this proposal, please refer to the enclosed materials.

Prudential Government Securities Trust

Annual Report    November 30, 2000

Financial
    Statements

     Prudential Government Securities Trust     Money Market Series
             Portfolio of Investments as of November 30, 2000

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Federal Farm Credit Bank  2.9%
$    5,000     5.85%, 12/1/00                                        $     5,000,000
    12,587     5.875%, 7/2/01                                             12,517,791
                                                                     ---------------
                                                                          17,517,791
-------------------------------------------------------------------------------------
Federal Home Loan Bank  42.0%
     9,000     6.63%, 12/7/00, F.R.N.                                      8,999,991
    17,000     6.55%, 4/12/01, F.R.N.                                     17,000,000
    48,000     6.505%, 4/19/01, F.R.N.                                    47,991,043
    14,000     6.56%, 5/10/01, F.R.N.                                     13,996,932
     7,000     6.48%, 7/18/01, F.R.N.                                      6,996,926
    12,000     6.4375%, 9/21/01, F.R.N.                                   11,995,272
    45,500     6.58188%, 10/12/01, F.R.N.                                 45,473,200
    53,500     6.55%, 10/19/01, F.R.N.                                    53,467,788
    11,000     6.65125%, 11/30/01, F.R.N.                                 10,998,020
     1,500     5.965%, 12/1/00                                             1,500,000
     5,000     5.10%, 12/29/00                                             4,993,754
     2,000     5.375%, 3/2/01                                              1,993,826
     8,150     6.52%, 3/28/01                                              8,147,629
     7,000     6.625%, 4/6/01                                              6,997,801
     1,800     6.875%, 7/3/01                                              1,800,117
     1,000     5.935%, 7/6/01                                                996,103
       200     6.495%, 8/9/01                                                199,857
       200     7.44%, 8/10/01                                                201,103
     7,000     6.50%, 9/19/01                                              6,995,552
                                                                     ---------------
                                                                         250,744,914
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation  1.8%
     4,000     5.99%, 12/6/00                                              3,999,917
     2,500     5.40%, 4/12/01                                              2,488,341
     4,000     6.00%, 7/20/01                                              3,981,916
                                                                     ---------------
                                                                          10,470,174

    See Notes to Financial Statements                                     11

     Prudential Government Securities Trust     Money Market Series
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Federal National Mortgage Association  30.8%
$   23,000     6.54%, 3/6/01, F.R.N.                                 $    22,997,007
    15,750     6.485%, 6/7/01, F.R.N.                                     15,743,274
    13,000     6.536%, 12/3/01, F.R.N.                                    12,994,930
    12,500     5.90%, 12/1/00                                             12,500,000
     3,049     Zero Coupon, 1/11/01                                        3,026,707
    20,000     Zero Coupon, 1/25/01                                       19,803,375
    26,300     6.47%, 2/16/01                                             26,284,942
    13,000     5.625%, 3/15/01                                            12,960,538
    11,500     6.52%, 3/16/01                                             11,494,725
     2,000     7.00%, 5/17/01                                              2,002,245
     5,500     5.86%, 7/19/01                                              5,466,229
     1,500     6.71%, 7/24/01                                              1,498,830
       500     6.67%, 8/1/01                                                 500,116
    23,500     6.64%, 9/18/01                                             23,508,427
     1,235     5.60%, 11/9/01                                              1,224,244
    12,000     6.63%, 11/14/01                                            11,997,897
                                                                     ---------------
                                                                         184,003,486
-------------------------------------------------------------------------------------
Student Loan Marketing Association  15.3%
     3,000     6.64%, 3/9/01, F.R.N.                                       3,000,559
     3,800     6.56%, 3/15/01, F.R.N.                                      3,799,753
    18,000     6.66%, 7/25/01, F.R.N.                                     18,004,512
     4,000     6.68%, 8/23/01, F.R.N.                                      4,001,192
    23,000     6.61%, 8/28/01, F.R.N.                                     22,998,446
    11,000     6.59%, 9/17/01, F.R.N.                                     10,993,596
    22,000     6.61%, 11/16/01, F.R.N.                                    21,993,876
     5,000     6.505%, 2/7/01                                              4,999,814
     1,750     6.15%, 8/9/01                                               1,744,777
                                                                     ---------------
                                                                          91,536,525

    12                                     See Notes to Financial Statements

     Prudential Government Securities Trust     Money Market Series
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Repurchase Agreements(a)  8.6%
$   16,346     ABN AMRO Incorporated, 6.51%, dated 11/28/00, due
                12/5/00 in the amount of $16,366,691 (cost
                $16,346,000; the value of the collateral including
                interest is $16,672,920)                             $    16,346,000
    19,303     Credit Suisse First Boston Corp., 6.53%, dated
                11/30/00, due 12/4/00 in the amount of $19,317,005
                (cost $19,303,000; the value of the collateral
                including interest is $19,834,788)                        19,303,000
    15,334     Morgan Stanley Dean Witter & Co., 6.51%, dated
                11/29/00, due 12/4/00 in the amount of $15,347,864
                (cost $15,334,000; the value of the collateral
                including interest is $15,748,022)                        15,334,000
                                                                     ---------------
                                                                          50,983,000
                                                                     ---------------
               Total Investments  101.4%
                (amortized cost $605,255,890(b))                         605,255,890
               Liabilities in excess of other assets  (1.4%)              (8,414,142)
                                                                     ---------------
               Net Assets  100%                                      $   596,841,748
                                                                     ---------------
                                                                     ---------------

------------------------------
F.R.N. Floating Rate Note. The interest rate reflected is the rate in effect at
       November 30, 2000.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
    See Notes to Financial Statements                                     13

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Portfolio of Investments as of November 30, 2000

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.5%
-------------------------------------------------------------------------------------
Asset-Backed  3.9%
               Capital One Master Trust
$    3,000(a)  5.43%, Ser. 98-4 A, 1/15/07                           $     2,921,719
               Premier Auto Trust
       464(a)  5.77%, Ser. 98-2 A3, 1/6/02                                   463,710
               First Union National Bank Commercial Mortgage Trust
     1,000     6.94%, OO-C2 A1, 4/15/10                                    1,008,750
                                                                     ---------------
                                                                           4,394,179
-------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Through Obligations  22.1%
               Federal National Mortgage Association
    18,000(b)  6.50%, 12/1/15                                             17,769,240
     4,545     7.00%, 3/01/08                                              4,567,926
     2,109(a)  7.50%, 4/01/10 - 12/01/10                                   2,143,096
               Federal Home Loan Mortgage Association
       422(a)  9.00%, 9/01/05 - 11/01/05                                     432,147
        45     7.375%, 3/01/06                                                45,437
                                                                     ---------------
                                                                          24,957,846
-------------------------------------------------------------------------------------
U.S. Government Agency Obligations  26.7%
               Federal National Mortgage Association
    10,000(a)  5.50%, 10/12/01, MTN                                        9,929,700
    15,600(a)  5.625%, 5/14/04                                            15,319,668
     5,000(a)  6.30%, 9/25/02                                              4,978,100
                                                                     ---------------
                                                                          30,227,468

    14                                     See Notes to Financial Statements

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
United States Treasury Notes  10.8%
$    3,000     5.50%, 2/28/03                                        $     2,992,500
     9,157(c)  5.875%, 11/15/04                                            9,267,159
                                                                     ---------------
                                                                          12,259,659
-------------------------------------------------------------------------------------
Collateralized Mortgage Obligations  30.0%
               Federal Home Loan Mortgage Corp.
    12,291(a)  5.75%, 4/15/10                                             12,149,199
     6,500     6.50%, 7/15/10                                              6,483,750
               Federal National Mortgage Association
     2,104     6.00%, 6/25/08                                              2,047,822
     2,129     6.50%, 5/25/08                                              2,116,749
    10,985     7.00%, 1/18/24                                             11,139,561
                                                                     ---------------
                                                                          33,937,081
                                                                     ---------------
               Total long-term investments
                (cost $104,922,942)                                      105,776,233
                                                                     ---------------
SHORT-TERM INVESTMENTS  21.7%
-------------------------------------------------------------------------------------
Commercial Paper  14.8%
               Blue Ridge Asset Funding
     3,150     6.53%, 12/6/00                                              3,147,143
               Falcon Asset Securitization Corp.
     4,535     6.52%, 12/8/00                                              4,529,251
               Sweetwater Capital Corp.
     4,535     6.52%, 12/11/00                                             4,526,787
               Wood Street Funding Corp.
     4,535     6.53%, 12/12/00                                             4,525,951
                                                                     ---------------
               Total commercial paper
                (cost $16,729,132)                                        16,729,132
                                                                     ---------------

    See Notes to Financial Statements                                     15

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Repurchase Agreement  6.9%
$    7,779     Joint Repurchase Agreement Account,
                6.50%, 12/01/00 (amortized cost $7,779,000; Note
                5)                                                   $     7,779,000
                                                                     ---------------
               Total short-term investments
                (cost $24,508,132)                                        24,508,132
                                                                     ---------------
               Total Investments  115.2%
                (cost $129,431,074; Note 4)                              130,284,365
               Liabilities in excess of other assets  (15.2%)            (17,195,406)
                                                                     ---------------
               Net Assets  100%                                      $   113,088,959
                                                                     ---------------
                                                                     ---------------

------------------------------
(a) Portion of security segregated as collateral for dollar rolls.
(b) Portion of security held as Mortgage dollar roll, see Note 1 and Note 4. The amount of dollar rolls outstanding at November 30, 2000 was $12,791,465 (principal $13,000,000), which was 9.2% of total assets.
(c) Portion of security pledged as initial margin for financial futures contracts.
MTN--Medium Term Note.
    16                                     See Notes to Financial Statements

     Prudential Government Securities Trust
      U.S. Treasury Money Market Series
             Portfolio of Investments as of November 30, 2000

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
United States Treasury Bills  21.4%
$      271     6.35%, 12/18/00                                       $       270,187
       731     6.355%, 12/18/00                                              728,806
    62,590     6.37%, 12/18/00                                            62,401,726
     9,208     6.32%, 12/21/00                                             9,175,670
       281     6.375%, 12/21/00                                              280,005
     6,356     6.379%, 12/21/00                                            6,333,474
                                                                     ---------------
                                                                          79,189,868
-------------------------------------------------------------------------------------
United States Treasury Notes  75.7%
    90,087     4.625%, 12/31/00                                           89,943,901
    59,649     5.50%, 12/31/00                                            59,599,185
    44,629     4.50%, 1/31/01                                             44,488,520
    10,898     5.25%, 1/31/01                                             10,876,671
    51,545     5.00%, 2/28/01                                             51,377,509
     5,831     5.625%, 2/28/01                                             5,820,581
    16,000     4.875%, 3/31/01                                            15,919,261
     1,854     5.00%, 4/30/01                                              1,844,440
       910     6.25%, 4/30/01                                                909,708
                                                                     ---------------
                                                                         280,779,776
                                                                     ---------------
               Total Investments  97.1%
                (amortized cost $359,969,644(a))                         359,969,644
               Other assets in excess of liabilities  2.9%                10,694,071
                                                                     ---------------
               Net Assets  100%                                      $   370,663,715
                                                                     ---------------
                                                                     ---------------

------------------------------
(a) Federal income tax basis of Portfolio securities is the same as for financial reporting purposes.
    See Notes to Financial Statements                                     17

     Prudential Government Securities Trust     As of November 30, 2000
             Statement of Assets and Liabilities

                                                               Short-        U.S. Treasury
                                              Money         Intermediate         Money
                                          Market Series     Term Series      Market Series
-------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
  $605,255,890, $129,431,074 and
  $359,969,644, respectively)             $ 605,255,890     $130,284,365      $ 359,969,644
Cash                                             91,724          246,835                862
Receivable for investments sold               9,964,389        7,088,229                 --
Interest receivable                           6,174,236          535,801          4,863,002
Receivable for Series shares sold             3,299,481        1,298,758          9,712,070
Due from broker-variation margin                                  30,892
Other assets                                     12,796            3,575              6,275
Securities lending income receivable                 --              352                 --
                                          -------------     ------------     --------------
      Total assets                          624,798,516      139,488,807        374,551,853
                                          -------------     ------------     --------------
LIABILITIES
Dollar roll payable                                  --       12,791,465                 --
Payable for investments purchased            23,992,950       12,013,577                 --
Payable for Series shares reacquired          2,580,741        1,163,821          3,014,907
Dividends payable                               848,577          131,582            507,733
Management fee payable                          196,641           36,967            116,463
Distribution fee payable                         30,823           15,278             19,608
Accrued expenses and other liabilities          307,036          247,158            229,427
                                          -------------     ------------     --------------
      Total liabilities                      27,956,768       26,399,848          3,888,138
                                          -------------     ------------     --------------
NET ASSETS                                $ 596,841,748     $113,088,959      $ 370,663,715
                                          -------------     ------------     --------------
                                          -------------     ------------     --------------
Net assets were comprised of:
   Shares of beneficial interest, at
   par ($.01 per share)                   $   5,968,417     $    117,598      $   3,706,637
   Paid-in capital in excess of par         590,873,331      140,172,706        366,957,078
                                          -------------     ------------     --------------
                                            596,841,748      140,290,304        370,663,715
   Undistributed net investment income                           643,398                 --
   Accumulated net realized loss on
      investments                                    --     (28,748,527)                 --
   Net unrealized appreciation on
      investments                                    --          903,784                 --
                                          -------------     ------------     --------------
Net assets, November 30, 2000             $ 596,841,748     $113,088,959      $ 370,663,715
                                          -------------     ------------     --------------
                                          -------------     ------------     --------------

    18                                     See Notes to Financial Statements

     Prudential Government Securities Trust     As of November 30, 2000
             Statement of Assets and Liabilities Cont'd.

                                                               Short-        U.S. Treasury
                                              Money         Intermediate         Money
                                          Market Series     Term Series      Market Series
-------------------------------------------------------------------------------------------------
Net asset value Class A:
   Net asset value, offering price and
      redemption price per share
      ($558,307,469 / 558,307,469
      shares of beneficial interest
      issued and outstanding)                     $1.00
                                          -------------
                                          -------------
      ($106,047,601 / 11,030,577
      shares of beneficial interest
      issued and outstanding)                                      $9.61
                                                            ------------
                                                            ------------
      ($365,154,211 / 365,154,211
      shares of beneficial interest
      issued and outstanding)                                                         $1.00
                                                                             --------------
                                                                             --------------
Class Z:
   Net asset value, offering price and
      redemption price per share
      ($38,534,279 / 38,534,279 shares
      of beneficial interest issued
      and outstanding)                            $1.00
                                          -------------
                                          -------------
      ($7,041,358 / 729,212 shares of
      beneficial interest issued and
      outstanding)                                                 $9.66
                                                            ------------
                                                            ------------
      ($5,509,504 / 5,509,504 shares
      of beneficial interest issued
      and outstanding)                                                                $1.00
                                                                             --------------
                                                                             --------------

    See Notes to Financial Statements                                     19

     Prudential Government Securities Trust     Year Ended November 30, 2000
             Statement of Operations

                                                                  Short-        U.S. Treasury
                                                 Money         Intermediate         Money
                                             Market Series     Term Series      Market Series
---------------------------------------------------------------------------------------------------
Net Investment Income
   Interest                                   $37,111,110      $  7,632,423      $22,710,452
   Income from securities loaned, net                  --            10,221               --
                                             -------------     ------------     -------------
      Total income                             37,111,110         7,642,644       22,710,452
                                             -------------     ------------     -------------
Expenses
   Management fee                               2,373,381           483,730        1,594,581
   Distribution fee--Class A                      698,878           208,832          495,568
   Transfer agent's fees and expenses           1,955,000           196,000          164,000
   Custodian's fees and expenses                   75,000            64,000           55,000
   Registration fees                               98,000            24,000           24,000
   Reports to shareholders                         70,000            63,000           30,000
   Audit fee                                       25,000            34,000           25,000
   Legal fees and expenses                         25,000            34,000           10,000
   Trustees' fees and expenses                     19,000            12,000           14,000
   Insurance expense                                9,000             2,000            2,000
   Miscellaneous                                   10,172             3,994              511
                                             -------------     ------------     -------------
      Total expenses                            5,358,431         1,125,556        2,414,660
                                             -------------     ------------     -------------
Net investment income                          31,752,679         6,517,088       20,295,792
                                             -------------     ------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS Net realized gain (loss) on:
   Investment transactions                         18,838       (1,876,729)           70,889
   Financial futures contracts                         --            66,826               --
                                             -------------     ------------     -------------
                                                   18,838       (1,809,903)           70,889
                                             -------------     ------------     -------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                         --         3,374,282               --
   Financial futures contracts                         --            38,790               --
                                             -------------     ------------     -------------
                                                       --         3,413,072               --
                                             -------------     ------------     -------------
Net gain on investments                            18,838         1,603,169           70,889
                                             -------------     ------------     -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                  $31,771,517      $  8,120,257      $20,366,681
                                             -------------     ------------     -------------
                                             -------------     ------------     -------------

    20                                     See Notes to Financial Statements

     Prudential Government Securities Trust     Money Market Series
             Statement of Changes in Net Assets

                                                    Year Ended November 30,
                                            ----------------------------------------
                                                  2000                   1999
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                     $    31,752,679        $    26,611,013
   Net realized gain on investment
      transactions                                    18,838                 22,795
                                            -----------------      -----------------
   Net increase in net assets resulting
      from operations                             31,771,517             26,633,808
                                            -----------------      -----------------
   Dividends and distributions (Note 1)          (31,771,517)           (26,633,808)
                                            -----------------      -----------------
Series share transactions(a) (Note 6):
   Net proceeds from shares subscribed         1,170,479,432          1,745,594,547
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               30,497,478             25,608,555
   Cost of shares reacquired                  (1,222,549,443)        (1,769,693,659)
                                            -----------------      -----------------
   Net increase (decrease) in net
      assets from Series share
      transactions                               (21,572,533)             1,509,443
                                            -----------------      -----------------
Total increase (decrease)                        (21,572,533)             1,509,443
NET ASSETS
Beginning of year                                618,414,281            616,904,838
                                            -----------------      -----------------
End of year                                  $   596,841,748        $   618,414,281
                                            -----------------      -----------------
                                            -----------------      -----------------
------------------------------
(a) At $1.00 per share for the Money
    Market Series.

    See Notes to Financial Statements                                     21

     Prudential Government Securities Trust     Short Intermediate Term
             Statement of Changes in Net Assets

                                                    Year Ended November 30,
                                            ----------------------------------------
                                                  2000                   1999
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                      $   6,517,088          $   7,252,280
   Net realized loss on investment
      transactions                               (1,809,903)            (1,548,861)
   Net change in unrealized
      appreciation/depreciation on
      investments                                 3,413,072             (3,950,179)
                                            -----------------      -----------------
   Net increase in net assets resulting
      from operations                             8,120,257              1,753,240
                                            -----------------      -----------------
   Dividends from net investment income
      (Note 1)
      Class A                                    (5,469,326)            (6,943,757)
      Class Z                                      (351,829)              (453,682)
                                            -----------------      -----------------
                                                 (5,821,155)            (7,397,439)
                                            -----------------      -----------------
Series share transactions (Note 6):
   Net proceeds from shares subscribed           25,315,318             28,989,720
   Net asset value of shares issued in
      reinvestment of dividends                   4,123,903              5,237,511
   Cost of shares reacquired                    (54,306,883)           (47,069,301)
                                            -----------------      -----------------
   Net decrease in net assets from
      Series share transactions                 (24,867,662)           (12,842,070)
                                            -----------------      -----------------
Total decrease                                  (22,568,560)           (18,486,269)
NET ASSETS
Beginning of year                               135,657,519            154,143,788
                                            -----------------      -----------------
End of year(a)                                $ 113,088,959          $ 135,657,519
                                            -----------------      -----------------
                                            -----------------      -----------------
------------------------------
(a) Includes undistributed net
  investment income of:                       $     643,398          $          --
                                            -----------------      -----------------

    22                                     See Notes to Financial Statements

     Prudential Government Securities Trust     U.S. Treasury Money Market
             Statement of Changes in Net Assets

                                                      Year Ended November 30,
                                               -------------------------------------
                                                     2000                 1999
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                       $     20,295,792      $    15,742,063
   Net realized gain on investment
      transactions                                       70,889               92,022
                                               ----------------      ---------------
   Net increase in net assets resulting
      from operations                                20,366,681           15,834,085
                                               ----------------      ---------------
   Dividends and distributions (Note 1)             (20,366,681)         (15,834,085)
                                               ----------------      ---------------
Series share transactions(a) (Note 6):
   Net proceeds from shares subscribed            2,828,165,253        3,016,500,664
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  18,143,345           13,902,487
   Cost of shares reacquired                     (2,799,298,963)      (3,043,734,040)
                                               ----------------      ---------------
   Net increase (decrease) in net assets
      from Series share transactions                 47,009,635          (13,330,889)
                                               ----------------      ---------------
Total increase (decrease)                            47,009,635          (13,330,889)
NET ASSETS
Beginning of year                                   323,654,080          336,984,969
                                               ----------------      ---------------
End of year(a)                                 $    370,663,715      $   323,654,080
                                               ----------------      ---------------
                                               ----------------      ---------------
------------------------------
(a) At $1.00 per share for the U.S.
    Treasury Money Market Series.

    See Notes to Financial Statements                                     23

     Prudential Government Securities Trust
             Notes to Financial Statements

      Prudential Government Securities Trust (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series (each a 'Series'); the monies of each series are invested in separate, independently managed portfolios. The Money Market Series seeks high current income, preservation of capital and maintenance of liquidity by investing primarily in a diversified portfolio of short-term money market instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities that mature in 13 months or less. The Short-Intermediate Term Series seeks a high level of income consistent with providing reasonable safety by investing at least 65% of the Series' total assets in U.S> Government securities, including U.S. Treasury bills, notes, bonds and other debt securities, such as mortgage-related and asset-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The U.S. Treasury Money Market Series seeks high current income consistent with the preservation of principal and liquidity by investing exclusively in U.S. Treasury obligations that mature in 13 months or less.

Note 1. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and each Series in the preparation of its financial statements.

      Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      For the Short-Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or
    24

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts: The Short-Intermediate Term Series may enter into financial futures contracts which are agreements to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Short-Intermediate Term Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Securities Lending: The Money Market Series and the Short-Intermediate Term Series may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Series in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the Series continues to receive any dividend or interest paid on such securities. Each Series receives compensation net of rebates for lending securities in the form of fees or it retains a portion of interest on the investments of any cash received as collateral. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Loans are subject to termination at the option of the borrower or the Series. The Series may pay
                                                                              25

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. As a matter of fundamental policy the Series may not lend more than 30% of the value of its total assets.

      Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Fund's expenses are allocated to the respective Series on the basis of relative net assets except for Series specific expenses which are allocated at a Series or class level. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net assets value, but will change the classification of certain amounts between interest income and ralized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements. Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dollar Rolls: The Short-Intermediate Term Series may enter into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Short-Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Short-Intermediate Term Series maintains a segregated account, the dollar value of which is at least equal to its obligations in respect of dollar rolls.

      Federal Income Taxes:    For federal income tax purposes, each series of
the Fund is treated as a separate taxable entity. It is each Series' policy to continue to
    26

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Money Market Series and U.S. Treasury
Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.

      The Short-Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants' (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the Short-Intermediate Term Series, the effect of applying this statement was to decrease undistributed net investment income by $52,535, increase accumulated net realized losses by $3,745,878 and decrease paid-in-capital in excess of par by $3,693,343 which represents the expiration of a portion of the capital loss carryforward and the reversal of prior year's over distribution. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows:
 .40 of 1% of average daily
                                                                              27

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .20 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the fee paid to PIC by PIFM is payable as follows: .20 of 1% of average daily net assets up to $1 billion, .169 of 1% of average daily net assets between $1 billion and $1.5 billion and .14 of 1% in excess of $1.5 billion. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A shares, pursuant to a plan of distribution (the 'Class A Plan'), regardless of expenses actually incurred by them. The distribution fees for Class A shares are accrued daily and payable monthly. The distributor pays various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A Plan, the Money Market Series and the U.S. Treasury Money Market Series compensate PIMS at an annual rate of .125 of 1% of each Series' Class A average daily net assets. The Short-Intermediate Term Series' Class A Plan compensates PIMS at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of the series' Class A shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was
    28

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

 .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $1,656,900, $169,300, and $159,300, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. As of November 30, 2000, approximately $118,400, $12,500, and $9,800 of such fees were due to PMFS, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities other than short-term investments, for the Short-Intermediate Term Series for the year ended November 30, 2000 were $436,716,769 and $451,944,267, respectively.

      For the Short-Intermediate Term Series, the cost basis of investments for federal income tax purposes was $129,431,074 and, accordingly, as of November 30, 2000, net unrealized appreciation for federal income tax purposes was $853,291 (gross unrealized appreciation-$1,348,020; gross unrealized depreciation--$494,729).

      For federal income tax purposes, the Short-Intermediate Term Series has a capital loss carryforward as of November 30, 2000 of approximately $28,698,000 of which $7,594,000 expires in 2001, $12,125,000 expires in 2002, $448,000 expires in 2003, $1,933,000 expires in 2004, $3,290,000 expires in 2005,
$1,537,000 expires in 2007 and $1,771,000 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 2000, approximately $3,746,000 of the capital loss carryforward expired unused.

      The average balance of dollar rolls outstanding during the year ended November 30, 2000 was approximately $17,398,859 for the Short-Intermediate Term Series.
                                                                              29

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

      During the fiscal year ended November 30, 2000, the Short-Intermediate Term Series entered into financial futures contracts. Details of open contracts at November 30, 2000 are as follows:

                                                  Value at        Value at
Number of                         Expiration       Trade        November 30,       Unrealized
Contracts           Type             Date           Date            2000          Appreciation
---------     ----------------    -----------    ----------     ------------     --------------
               Long Position:
               U.S. Treasury
    26           5 yr. Note       March 2001     $2,635,945      $2,654,844         $ 18,899
               U.S. Treasury
    60          10 yr. Note       March 2001      6,150,266       6,181,860           31,594
                                                                                 --------------
                                                                                    $ 50,493
                                                                                 --------------
                                                                                 --------------

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Short-Intermediate Term Series had a .88% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $7,779,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,099.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,042, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities, Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex. Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.
    30

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,971, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A and Class Z shares. Neither Class A nor Class Z shares are subject to any sales or redemption charge. Class Z shares are offered exclusively for sale to a limited group of investors. Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value.

      Transactions in shares of beneficial interest for the Money Market Series were as follows:

                                                                    Year Ended November 30,
                                                        ------------------------------------------------
                                                                 2000                      1999
                                                        ----------------------    ----------------------
Class A
-----------------------------------------------------
Shares sold                                                      1,104,851,149             1,712,722,383
Shares issued in reinvestment of dividends and
  distributions                                                     28,694,291                24,187,413
Shares reacquired                                               (1,152,106,270)           (1,750,045,596)
                                                        ----------------------    ----------------------
Net increase (decrease) in shares outstanding                      (18,560,830)              (13,135,800)
                                                        ----------------------    ----------------------
                                                        ----------------------    ----------------------
                                                                    Year Ended November 30,
                                                        ------------------------------------------------
                                                                 2000                      1999
                                                        ----------------------    ----------------------
Class Z
-----------------------------------------------------
Shares sold                                                         65,628,283                32,872,164
Shares issued in reinvestment of dividends and
  distributions                                                      1,803,187                 1,421,142
Shares reacquired                                                  (70,443,173)              (19,648,063)
                                                        ----------------------    ----------------------
Net increase (decrease) in shares outstanding                       (3,011,703)               14,645,243
                                                        ----------------------    ----------------------
                                                        ----------------------    ----------------------

      Transactions in shares of beneficial interest for the Short-Intermediate Term Series were as follows:

Class A                                                          Shares                    Amount
------------------------------------------------------   ----------------------    ----------------------
Year Ended November 30, 2000
Shares sold                                                           1,478,297        $       13,880,626
Shares issued in reinvestment of dividends                              401,831                 3,771,291
Shares reacquired                                                    (4,375,413)       $      (41,067,353)
                                                         ----------------------    ----------------------
Net increase (decrease) in shares outstanding                        (2,495,285)              (23,415,436)
                                                         ----------------------    ----------------------
                                                         ----------------------    ----------------------

                                                                              31

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

Class A                                                          Shares                    Amount
------------------------------------------------------   ----------------------    ----------------------
Year ended November 30, 1999:
Shares sold                                                           1,586,933        $       15,183,562
Shares issued in reinvestment of dividends                              500,676                 4,786,911
Shares reacquired                                                    (3,863,436)              (36,892,313)
                                                         ----------------------    ----------------------
Net increase (decrease) in shares outstanding                        (1,775,827)       $      (16,921,840)
                                                         ----------------------    ----------------------
                                                         ----------------------    ----------------------
Class Z
------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                           1,212,347        $       11,434,692
Shares issued in reinvestment of dividends                               37,409                   352,612
Shares reacquired                                                    (1,405,106)              (13,239,530)
                                                         ----------------------    ----------------------
Net increase (decrease) in shares outstanding                          (155,350)       $       (1,452,226)
                                                         ----------------------    ----------------------
                                                         ----------------------    ----------------------
Year ended November 30, 1999:
Shares sold                                                           1,423,368        $       13,806,158
Shares issued in reinvestment of dividends                               47,015                   450,600
Shares reacquired                                                    (1,058,235)              (10,176,988)
                                                         ----------------------    ----------------------
Net increase (decrease) in shares outstanding                           412,148        $        4,079,770
                                                         ----------------------    ----------------------
                                                         ----------------------    ----------------------

      Transactions in shares of beneficial interest for the U.S. Treasury Money Market Series were as follows:

                                                                    Year Ended November 30,
                                                        ------------------------------------------------
                                                                 2000                      1999
                                                        ----------------------    ----------------------
Class A
-----------------------------------------------------
Shares sold                                                      2,821,510,964             3,013,485,594
Shares issued in reinvestment of dividends and
  distributions                                                     18,027,281                13,826,283
Shares reacquired                                               (2,796,024,697)           (3,042,655,971)
                                                        ----------------------    ----------------------
Net increase (decrease) in shares outstanding                       43,513,548               (15,344,094)
                                                        ----------------------    ----------------------
                                                        ----------------------    ----------------------
Class Z
-----------------------------------------------------
Shares sold                                                          6,654,289                 3,015,070
Shares issued in reinvestment of dividends and
  distributions                                                        116,064                    76,204
Shares reacquired                                                   (3,274,266)               (1,078,069)
                                                        ----------------------    ----------------------
Net increase (decrease) in shares outstanding                        3,496,087                 2,013,205
                                                        ----------------------    ----------------------
                                                        ----------------------    ----------------------

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

Note 7. Proposed Reorganization
On November 14, 2000, the Trustees' of the Fund approved an Agreement and Plan of Reorganization (the 'Plan'), which provides for the transfer of all of the assets of Prudential Government Securities Trust: Short Intermediate Term Series to Prudential Government Income Fund, Inc. in exchange for Class A and Z shares of the Prudential Government Income Fund, Inc. and the Prudential Government Income Fund, Inc. assumption of the liabilities of the Prudential Government Securities Trust: Short Intermediate Term Series.

      The Plan is subject to approval by the shareholders of the Prudential Government Securities Trust: Short Intermediate Term Series at a shareholder meeting scheduled on March 22, 2001. If the Plan is approved, it is expected that the reorganization will take place shortly thereafter. The Prudential Government Securities Trust: Short Intermediate Term Series and the Prudential Government Income Fund, Inc. will each bear their pro-rata share of the costs of the reorganization, including cost of proxy solicitation.
                                                                              33

     Prudential Government Securities Trust     Money Market Series
             Financial Highlights

                                                                         Class A
                                                                -----------------
                                                                      Year Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   1.000
Net investment income                                                    .053
Dividends and distributions                                             (.053)
                                                                -----------------   ---
Net asset value, end of year                                            1.000
                                                                -----------------   ---
                                                                -----------------   ---
TOTAL RETURN(a)                                                          5.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 558,307
Average net assets (000)                                            $ 559,103
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               0.91%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.79%
   Net investment income                                                 5.35%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    34                                     See Notes to Financial Statements

     Prudential Government Securities Trust     Money Market Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended November 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000
       0.042                0.048                0.048                0.046
      (0.042)              (0.048)              (0.048)              (0.046)
----------------     ----------------     ----------------     ----------------
    $  1.000             $  1.000             $  1.000             $  1.000
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.31%                4.87%                4.87%                4.74%
    $576,868             $590,004             $591,428             $552,123
    $594,266             $589,649             $586,513             $589,147
        0.90%                0.80%                0.77%                0.86%
        0.77%                0.67%                0.65%                0.73%
        4.23%                4.77%                4.77%                4.63%

    See Notes to Financial Statements                                     35

     Prudential Government Securities Trust     Money Market Series
             Financial Highlights Cont'd.

                                                                         Class Z
                                                                -----------------
                                                                      Year Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $ 1.000
Net investment income                                                   .054
Dividends and distributions                                            (.054)
                                                                    --------        ---
Net asset value, end of period                                       $ 1.000
                                                                    --------        ---
                                                                    --------        ---
TOTAL RETURN(a)                                                         5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $38,534
Average net assets (000)                                             $34,243
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              0.79%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              0.79%
   Net investment income                                                5.48%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
    36                                     See Notes to Financial Statements

     Prudential Government Securities Trust     Money Market Series
             Financial Highlights Cont'd.

                      Class Z
----------------------------------------------------
          Year Ended               March 1, 1996(b)
         November 30,                   Through
------------------------------       November 30,
 1999        1998        1997            1996
----------------------------------------------------------
$ 1.000     $ 1.000     $1.000          $ 1.000
  0.044       0.049      0.048            0.038
 (0.044)     (0.049)    (0.048)          (0.038)
-------     -------     ------          -------        ---
$ 1.000     $ 1.000     $1.000          $ 1.000
-------     -------     ------          -------        ---
-------     -------     ------          -------        ---
   4.44%       5.00%      5.03%            3.87%
$41,546     $26,901     $  581          $   204(c)
$32,984     $19,236     $  672          $ 1,962
   0.77%       0.67%      0.65%            0.68%(d)
   0.77%       0.67%      0.65%            0.68%(d)
   4.38%       4.89%      4.92%            4.68%(d)

    See Notes to Financial Statements                                     37

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Financial Highlights

                                                                         Class A
                                                                -----------------
                                                                      Year Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    9.41
                                                                -----------------
Income from investment operations:
Net investment income                                                    0.51
Net realized and unrealized gain (loss) on investment
   transactions                                                          0.14
                                                                -----------------
   Total from investment operations                                      0.65
                                                                -----------------
Less distributions:
Dividends from net investment income                                    (0.45)
                                                                -----------------
Net asset value, end of year                                        $    9.61
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          7.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 106,048
Average net assets (000)                                            $ 113,860
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               0.94%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.76%
   Net investment income                                                 5.38%
For Class A and Z shares:
   Portfolio turnover rate                                                370%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    38                                     See Notes to Financial Statements

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended November 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.77             $   9.74             $   9.70             $   9.74
----------------     ----------------     ----------------     ----------------
        0.47                 0.51                 0.56                 0.51
       (0.35)                0.06                   --                (0.01)
----------------     ----------------     ----------------     ----------------
        0.12                 0.57                 0.56                 0.50
----------------     ----------------     ----------------     ----------------
       (0.48)               (0.54)               (0.52)               (0.54)
----------------     ----------------     ----------------     ----------------
    $   9.41             $   9.77             $   9.74             $   9.70
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        1.26%                6.01%                5.96%                5.34%
    $127,298             $149,508             $149,162             $185,235
    $138,847             $155,680             $166,651             $186,567
        0.92%                0.96%                0.97%                1.01%
        0.73%                0.78%                0.77%                0.79%
        4.90%                5.26%                5.76%                5.99%
         304%                 155%                 210%                 132%

    See Notes to Financial Statements                                     39

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Financial Highlights Cont'd.

                                                                         Class Z
                                                                -----------------
                                                                      Year Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    9.45
                                                                -----------------
Income from investment operations:
Net investment income                                                    0.52
Net realized and unrealized gain (loss) on investment
   transactions                                                          0.16
                                                                -----------------
   Total from investment operations                                      0.68
                                                                -----------------
Less distributions:
Dividends from net investment income                                    (0.47)
                                                                -----------------
Net asset value, end of period                                      $    9.66
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          7.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $   7,041
Average net assets (000)                                            $   7,073
Ratios to average net assets:
   Expenses                                                              0.76%
   Net investment income                                                 5.56%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
    40                                     See Notes to Financial Statements

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Financial Highlights Cont'd.

                Class Z
----------------------------------------
                      February 26,
   Year Ended           1997(b)
  November 30,          Through
-----------------     November 30,
 1999       1998          1997
----------------------------------------
$ 9.81     $ 9.77        $ 9.64
------     ------     ------------
  0.51       0.47          0.47
 (0.37)      0.13          0.07
------     ------     ------------
  0.14       0.60          0.54
------     ------     ------------
 (0.50)     (0.56)        (0.41)
------     ------     ------------
$ 9.45     $ 9.81        $ 9.77
------     ------     ------------
------     ------     ------------
  1.46%      6.31%         5.70%
$8,360     $4,635        $  207(c)
$8,798     $3,631        $  202(c)
  0.73%      0.78%         0.77%(d)
  5.09%      5.36%         6.52%(d)

    See Notes to Financial Statements                                     41

     Prudential Government Securities Trust
       U.S. Treasury Money Market Series
             Financial Highlights

                                                                         Class A
                                                                -----------------
                                                                      Year Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   1.000
Net investment income                                                   0.052
Dividends and distributions                                            (0.052)
                                                                -----------------
Net asset value, end of year                                        $   1.000
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          5.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 365,154
Average net assets (000)                                            $ 396,454
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               0.61%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.48%
   Net investment income                                                 5.09%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    42                                     See Notes to Financial Statements

     Prudential Government Securities Trust
       U.S. Treasury Money Market Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended November 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000
       0.041                0.046                0.047                0.046
      (0.041)              (0.046)              (0.047)              (0.046)
----------------     ----------------     ----------------     ----------------
    $  1.000             $  1.000             $  1.000             $  1.000
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.19%                4.66%                4.80%                4.75%
    $321,641             $336,985             $432,784             $305,330
    $383,772             $420,140             $402,634             $393,060
        0.63%                0.63%                0.65%                0.63%
        0.51%                0.51%                0.52%                0.51%
        4.08%                4.57%                4.66%                4.57%

    See Notes to Financial Statements                                     43

     Prudential Government Securities Trust
       U.S. Treasury Money Market Series
             Financial Highlights (Unaudited) Cont'd.

                                                                         Class Z
                                     -------------------------------------------------------
                                                                          February 21,
                                                Year Ended                  1997(b)
                                               November 30,                 Through
                                     --------------------------------     November 30,
                                        2000         1999       1998          1997
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period                              $1.000       $1.000     $1.000        $1.000
                                     ----------     ------     ------     ------------
Net investment income                   0.053        0.043      0.049         0.039
Dividends and distributions            (0.053)      (0.043)    (0.049)       (0.039)
                                     ----------     ------     ------     ------------
Net asset value, end of period         $1.000       $1.000     $1.000        $1.000
                                     ----------     ------     ------     ------------
                                     ----------     ------     ------     ------------
TOTAL RETURN(a)                          5.40%        4.37%      5.05%         3.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $5,510       $2,013     $  211(c)     $  205(c)
Average net assets (000)               $2,191       $1,942     $  209(c)     $  197(c)
Ratios to average net assets:
   Expenses, including
      distribution fees and
      service (12b-1) fees               0.48%        0.51%      0.51%         0.52%(d)
   Expenses, excluding
      distribution fees and
      service (12b-1) fees               0.48%        0.51%      0.51%         0.52%(d)
   Net investment income                 5.31%        4.19%      4.91%         3.89%(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
    44                                     See Notes to Financial Statements

     Prudential Government Securities Trust
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Government Securities Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series (constituting Prudential Government Securities Trust, hereafter referred to as the 'Fund') at November 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
As described in Note 7 to the financial statements, on November 14, 2000, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization, subject to shareholders approval, whereby the Prudential Government Securities
Trust: Short-Intermediate Term Series would be merged into Prudential Government Income Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001
                                                                              45

     Prudential Government Securities Trust
             Federal Income Tax Information (Unaudited)

      We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective states' taxing authorities. We are pleased to report that 57.00% of the dividends paid by the Money Market Series*, 16.65% of the dividends paid by the Short-Intermediate Term Series* and 100% of the dividends paid by the U.S. Treasury Money Market Series qualify for such deduction.

      Shortly after the close of the calendar year ended December 31, 2000, you will be advised as to the federal tax status of the dividends you received in calendar year 2000.

      For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

* Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.
    46

Prudential Government Securities Trust
Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It? Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Government Securities Trust
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
    Small Capitalization Growth Fund
    Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
Target Funds
    International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

balanced/allocation funds
Prudential Diversified Funds
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
www.prudential.com    (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
    Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
    Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Government Securities Trust
Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.prudential.com            (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Government Securities Trust    Short-
Intermediate Term Series
Class A     Growth of a $10,000 Investment

(CHART)

Average Annual Total Returns as of 11/30/00
          One Year    Five Years    Ten Years    Since Inception (9/22/82)
Class A    7.13%         5.12%        6.25%              7.82%


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Government Securities Trust/Short-Intermediate Term Series (Class A shares) with a similar investment in the Lehman Brothers Intermediate Government Bond Index (the Index) by portraying the initial account values at 11/30/90, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis, beginning 11/30/90. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested.

The Index is an unmanaged weighted index comprising securities issued or backed by the U.S. government or its agencies or instrumentalities, with a remaining maturity of one to ten years. The Index's total returns include the reinvestment of all dividends, but do not include the effect of operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment


Average Annual Total Returns as of 11/30/00
           One Year    Five Years    Ten Years    Since Inception
Class Z      7.41%         N/A          N/A           5.54%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Government Securities Trust/Short-Intermediate Term Series (Class Z shares) with a similar investment in the Lehman Brothers Intermediate Government Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis, beginning 2/26/97. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to distribution and service (12b-1) fees.

The Index is an unmanaged weighted index comprising securities issued or backed by the U.S. government or its agencies or instrumentalities, with a remaining maturity of one to ten years. The Index's total returns include the reinvestment of all dividends, but do not include the effect of operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols
SERIES                        NASDAQ     CUSIP
Money Market:      Class A    PBGXX    744342205
                   Class Z    PGZXX    744342403
Short-Int. Term:   Class A    PBGVX    744342106
                   Class Z    PSHZX    744342601
U.S. Treasury:     Class A    PUSXX    744342304
                   Class Z    PTZXX    744342502
MF100E

(ICON) Printed on Recycled  Paper

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (2) to the Registration Statement), present and former officers, directors, employees and agents of the Registrant shall be indemnified by the Registrant against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted, by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to
Section 10 of the Distribution Agreement (Exhibit 7(a) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, wilful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances. Pursuant and subject to the provisions of Article VII of the Registrant's By-Laws, the Registrant shall indemnify each present and former director, officer, employee, and agent of the Registrant against, or advance the expenses of any such person for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.

     Section 10 of the Management Agreement (Exhibit 6(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 6(b) to the Registration Statement) limit the liability of Prudential Investment Fund Management, LLC (PIFM) (formerly known as Prudential Mutual Fund Management, Inc.) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 10 of the Management Agreement also holds PIFM liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 16. EXHIBITS

1. (a) Articles of Restatement. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A filed via EDGAR on April 30, 1996 (File No. 2-82976).

     (b) Articles Supplementary. Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on May 14, 1999. (File No. 2-82976).

2. Amended and Restated By-Laws. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 28 to Registration Statement filed on Form N-1A via EDGAR on May 4, 2000 (File No. 2-82976).

3.   Not Applicable.

4. Agreement and Plan of Reorganization filed herewith as Attachment A to the Prospectus and Proxy Statement.*

5. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. 1 and 2 above.

6. (a) Management Agreement dated as of July 1, 1988 between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to
     Exhibit 5(a) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR on May 2, 1997 (File No. 2-82976).

     (b) Subadvisory Agreement dated as of July 1, 1988 between Prudential Mutual Fund Management, Inc. And The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1a filed via EDGAR on May 2, 1997 (File No. 2-66407).

     (c) Amendment to Subadvisory Agreement dated as of November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 4, 2000.

7. (a) Distribution Agreement dated as of June 1, 1998 with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit 7(b) to the Registration Statement on Form N-14 (File No. 333-64907) filed via EDGAR on September 30, 1998.

     (b) Selected Dealer Agreement. Incorporated by reference to Exhibit 7(a) to the Registration Statement on Form N-14 (File No. 333-64907) filed via EDGAR on October 30, 1998.

8.   Not Applicable.

9. (a) Revised Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

     (b) Special Custody Agreement among the Registrant, State Street Bank and Trust Company, and Goldman, Sachs & Co. Incorporated by reference to
     Exhibit 8(b) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

     (c) Customer Agreement between the Registrant and Goldman, Sachs & Co. Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

     (d) Form of Amendment to Revised Custodian Agreement. Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on November 3, 1995.

     (e) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 2-8297) filed via EDGAR on May 4, 2000.

10. (a) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Registration Statement on Form N-14 filed via EDGAR on October 30, 1998 (File No. 333-82976).

     (b) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Registration Statement on Form N-14 filed via EDGAR on October 30, 1998 (File No. 333-82976).

     (c) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Registration Statement on Form N-14 filed via EDGAR on October 30, 1998 (File No. 333-82976).

     (d) Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 14, 1999.

11.  Opinion and Consent of Counsel.**


12.  Tax Opinions and Consent of Counsel.**

13. (a) Transfer Agency Agreement dated as of January 1, 1988 between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

     (b) Amendment to Transfer Agency and Service Agreement dated as of
     August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibits (h)(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 4, 2000.

14. Consent of Independent Accountants to Registrant and to Prudential Government Securities Trust.**

15.  Not Applicable.

16.  Not Applicable.

17.  (a)  Proxy, filed immediately after Prospectus and Proxy Statement.**
     (b)  Prospectus of the Registrant dated May 4, 2000.*
     (c)  Supplement dated September 13, 2000 to Prospectus of the Registrant.*
     (d)  Supplement dated May 23, 2000 to Prospectus of the Registrant.*
     (e) Prospectus of Prudential Government Securities Trust (Short-Intermediate Term Series) dated January 31, 2001.**
     (f) President's Letter, filed immediately preceding Prospectus and Proxy Statement.**
     (g) Statement of Additional Information of Prudential Government Securities Trust dated January 31, 2001.**
     (h)  Intentionally omitted.
     (i) Supplement dated January 31, 2001 to Prospectus of Prudential Government Securities Trust (Short-Intermediate Term Series).**
     (j) Supplement dated January 31, 2001 to Prospectus of Prudential Government Securities Trust (Short-Intermediate Term Series).**

--------------------------------

*Incorporated by reference to identically numbered exhibit to Registrant's initial Registration Statement on Form N-14 filed via EDGAR on December 22, 2000 (File No. 333-52654).
**Filed herewith.

ITEM 17. UNDERTAKINGS.

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark, and State of New Jersey, on the 29th day of January, 2001.

                                       PRUDENTIAL GOVERNMENT INCOME FUND, INC.

                                       /s/ David R. Odenath, JR.
                                       -----------------------------------------
                                       (David R. Odenath, Jr., President)

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                TITLE                                  DATE
---------                                -----                                  ----

/s/      Eugene C. Dorsey                Director                              January 29, 2001
------------------------------------
         Eugene C. Dorsey

/s/      Delayne D. Gold                 Director                              January 29, 2001
------------------------------------
         Delayne D. Gold

/s/      Robert F. Gunia                 Vice President and Director           January 29, 2001
------------------------------------
         Robert F. Gunia

/s/      Thomas T. Mooney                Director                              January 29, 2001
------------------------------------
         Thomas T. Mooney

/s/      Stephen P. Munn                 Director                              January 29, 2001
------------------------------------
         Stephen P. Munn

/s/      David R. Odenath, Jr.           President and Director                January 29, 2001
------------------------------------
         David R. Odenath, Jr.

/s/      Richard A. Redeker              Director                              January 29, 2001
------------------------------------
         Richard A. Redeker

/s/      Judy A. Rice                    Director                              January 29, 2001
------------------------------------
         Judy A. Rice

/s/      Nancy Hays Teeters              Director                              January 29, 2001
------------------------------------
         Nancy Hays Teeters

/s/      Louis A. Weil, III,             Director                              January 29, 2001
------------------------------------
         Louis A. Weil, III

/s/      Grace C. Torres                 Principal Financial and
------------------------------------     Accounting Officer
         Grace C. Torres                                                       January 29, 2001

                                  EXHIBIT INDEX


4. Agreement and Plan of Reorganization filed herewith as Attachment A to the Prospectus and Proxy Statement.


11.  Opinion and Consent of Counsel.


12.  Tax Opinions and Consent of Counsel.


14. Consent of Independent Accountants to Registrant and to Prudential Government Securities Trust.


17.  (a)  Proxy, filed immediately after Prospectus and Proxy Statement.
     (e)  Prospectus of Prudential Government Securities Trust
          (Short-Intermediate Term Series) dated January 31, 2001.
     (f) President's Letter, filed immediately preceding Prospectus and Proxy Statement.
     (g) Statement of Additional Information of Prudential Government Securities Trust dated January 31, 2001.
     (i) Supplement dated January 31, 2001 to Prospectus of Prudential Government Securities Trust (Short-Intermediate Term Series).
     (j) Supplement dated January 31, 2001 to Prospectus of Prudential Government Securities Trust (Short-Intermediate Term Series).



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